Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features the Elite Series of funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust

                  o Delaware VIP Trust

                     o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o Scudder Investments VIT Funds



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.




                        Prospectus Dated: October 5, 2005

                                Table of Contents




Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         3
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         8
    Principal Underwriter .......................         8
    Fund Participation Agreements ...............         8
    Distribution of the Policies and
      Compensation ..............................         9
    Funds .......................................         9
    Fund Withdrawal and Substitution ............        12
    Voting Rights ...............................        12
POLICY CHARGES AND FEES .........................        12
    Premium Load; Net Premium Payment ...........        13
    Surrender Charges ...........................        14
    Partial Surrender Fee .......................        14
    Fund Transfer Fee ...........................        14
    Mortality and Expense Risk Charge ...........        14
    Cost of Insurance Charge ....................        14
    Administrative Fee ..........................        15
    Policy Loan Interest ........................        15
    Rider Charges ...............................        15
    Case Exceptions .............................        15
YOUR INSURANCE POLICY ...........................        16
    Application .................................        17
    Owner .......................................        17
    Right-to-Examine Period .....................        17
    Initial Specified Amount ....................        18
    Transfers ...................................        18
    Market Timing ...............................        18
    Automatic Rebalancing .......................        19
    Riders ......................................        19
    Continuation of Coverage ....................        27


Contents                                                Page
-------------------------------------------------      -----
    Paid-Up Nonforfeiture Option ................        27
    Coverage Beyond Maturity ....................        27
    Termination of Coverage .....................        28
    State Regulation ............................        28
PREMIUMS ........................................        28
    Allocation of Net Premium Payments ..........        28
    Planned Premiums; Additional Premiums .......        28
    Life Insurance Qualification ................        29
    Policy Values ...............................        29
DEATH BENEFITS ..................................        30
    Death Benefit Options .......................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        31
    Death Benefit Proceeds ......................        32
POLICY SURRENDERS ...............................        32
    Partial Surrender ...........................        32
POLICY LOANS ....................................        33
LAPSE AND REINSTATEMENT .........................        34
    Reinstatement of a Lapsed Policy ............        34
TAX ISSUES ......................................        34
    Taxation of Life Insurance Contracts in
      General ...................................        35
    Policies Which Are MECs .....................        36
    Policies Which Are Not MECs .................        36
    Other Considerations ........................        37
    Fair Value of Your Policy ...................        37
    Tax Status of Lincoln Life ..................        37
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        38
LEGAL PROCEEDINGS ...............................        38
FINANCIAL STATEMENTS ............................        38
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        39

2

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. Partial surrenders may reduce the policy value and death benefit. Full or partial surrenders may result in tax consequences, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


                                                                               3

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.



                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Maximum sales charge             When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.                A maximum of 5.0% of each premium
                                                                         payment.1
 Deferred Acquisition Cost        When you pay a premium.                1.0% of each premium payment.
 (DAC) Tax
 Surrender Charge                 Upon full surrender of your            There is no charge for surrendering your policy.
                                     policy.
 Partial Surrender Fee            When you take a partial                There is no charge for a partial surrender.
                                  surrender of your policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any policy year.

1 Charges range from 0.0% to 5.0%, depending on the state of issue.


4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000
                                                   per month to a guaranteed
                                                   maximum of $83.33 per $1,000
                                                   per month of net amount at
                                                   risk.

                                                   Individuals with a higher
                                                   mortality risk than standard
                                                   issue individuals can be
                                                   charged from 125% to 800% of
                                                   the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.2
  Minimum and                                      There is an additional monthly charge ranging
  Maximum Charge                                   from a minimum of $0.10 per $1,000 of
                                                   specified amount to a maximum of $4.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.70 per $1,000 of
                                                   specified amount.
 Policy Loan Interest           Annually           The annual rate charged against the loan balance
                                                   will be the greater of 3.5%, or Moody's
                                                   Investors Service, Inc. Corporate Bond Yield
                                                   Average - Monthly Average Corporates for the
                                                   calendar month which ends two months prior to
                                                   the policy anniversary.

2 Currently $6 per month.

                                                                               5


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider                                             Charges Individualized based
                                                   on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000
                                                   per month to a guaranteed
                                                   maximum of $83.33 per $1,000
                                                   per month of net amount at
                                                   risk.

                                                   Individuals with higher
                                                   mortality risk than standard
                                                   issue individuals can be
                                                   charged from 125% to 800% of
                                                   the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of net amount at risk.
 Load Amortization Rider        Monthly            Monthly charge as a percentage of the total
                                                   value of the Sub-Accounts, Fixed Account and
                                                   loan balance for the first 20 years from date of
                                                   issue, guaranteed at an effective annual rate of
                                                   2.0%.
 Alternative Policy Loan        N/A                There is no charge for this rider.
 Rider
 Enhanced Surrender             N/A                There is no charge for this rider.
 Value Rider
 Adjustable Benefit             N/A                There is no charge for this rider.
 Enhancement Rider
 Change of Insured Rider        N/A                There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.29%         3.88% 3
 (12b-1) fees, and other expenses.

6

3 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 2.77%. These waivers and reductions generally extend through April 30, 2006 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.


                                                                               7

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.



Principal Underwriter

Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $17,290,014 in 2004, $11,518,509 in 2003 and $8,237,455 in 2002 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.



Fund Participation Agreements

In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.45% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Janus Aspen Series, and Putnam Variable Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not


8

predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy may be sold by individuals who, in addition to being appointed as life insurance agents for the Company, are also registered representatives with broker-dealers who maintain selling agreements with us. Included among these broker-dealers are Lincoln Financial Advisors Corporation and Lincoln Financial Distributors, Inc., both of whom are our affiliates. Registered representatives may receive commission and service fees up to 45% of first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Registered representatives are also eligible for cash bonuses and "non cash compensation." The latter [as defined in NASD conduct Rule 2820] includes such things as office space, computers, club credit, prizes, awards, training and education meetings.

Additionally, the broker-dealer may receive compensation on the first year premium and all additional premiums and/or reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share their commission or expense reimbursement allowance with the registered representative. Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices. All compensation is paid from our resources, which include fees and charges imposed on your policy.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.



Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


                                                                               9

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by Alliance Capital Management, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Income and Growth Fund (Class I): Growth and income.

   o Inflation Protection Fund (Class II): Inflation protection.

   o International Fund (Class I): Capital appreciation.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.


Delaware VIP Trust, advised by Delaware Management Company.

   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.

10

Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company.

   o Asset Manager Portfolio (Service Class): High total return.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term growth.


   o Templeton Global Income Securities Fund (Class 1): Total return.

   o Templeton Growth Securities Fund (Class 1): Long-term growth. (Subadvised by Templeton Asset Management Ltd.)


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Flexible Bond Portfolio (Service Shares): Income.


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company.

   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation. (Subadvised by T. Rowe Price Associates, Inc.)

   o Bond Fund (Standard Class): Current income.

   o Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o Core Fund (Standard Class): Capital appreciation.
     (Subadvised by Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Citigroup Inc.)

   o Equity-Income Fund (Standard Class): Income.
     (Subadvised by Fidelity Management & Research Company)

   o Global Asset Allocation Fund (Standard Class): Total return.
     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o Growth Fund (Standard Class): Long-term growth.
     (Subadvised by Mercury Advisors, a division of Merrill Lynch Investment Managers)

   o Growth and Income Fund (Standard Class): Capital appreciation.

   o Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by Mercury Advisors, a division of Merrill Lynch Investment
Managers)

   o International Fund (Standard Class): Capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o Money Market Fund (Standard Class): Preservation of capital.

   o Social Awareness Fund (Standard Class): Capital appreciation.

   o Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

   o Conservative Profile Fund (Standard Class): Current income.
     (Subadvised by Wilshire Associates Incorporated)


                                                                              11

   o Moderate Profile Fund (Standard Class): Total return.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

   o Regency Portfolio (I Class): Long-term growth.


Scudder Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o Equity 500 Index Fund (Class A): Capital appreciation.

   o Small Cap Index Fund (Class A): Capital appreciation.



Fund Withdrawal and Substitution

Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


12

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid, o total assets under management with the Company, o the purpose for which the policies are being purchased, o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      0.5%
       2                   3.0%                      0.5%
       3                   2.0%                      0.5%
      4-7                  1.0%                      0.5%
      8+                   0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liabilty associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.


                                                                              13

If you have elected the Load Amortization Rider the premium load is not deducted from premium payments as long as the rider is in effect.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Fund Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.40%
      11-20                0.10%-0.20%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age and underwriting category of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.


14

The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $4.00 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

Load Amortization Rider. This optional rider eliminates the premium load deducted from premium payments. Current charges, on an annualized basis, based on the total value of the Sub-Accounts, Fixed Account and loan balance:



 Policy Years        Annualized Rate
--------------      ----------------
     1-20                0.95%
      21+                0.00%

In no event will the charge exceed the maximum rate of 2.0% of the total value of the Sub-Accounts, Fixed Account and loan balance.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

                                                                              15

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


16

We allow electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.



Owner

The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments, or the policy value plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. The owner bears the risk of a decline in Sub-Account values.


                                                                              17

If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners


18

and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Load Amortization Rider. This policy can be issued with a Load Amortization Rider. This rider eliminates the premium load deducted from premium payments, making the full premium payment available for allocation to the Sub-Accounts and Fixed Account. The load is replaced with a monthly asset-based charge for 20 years from date of issue. The charge is based on the total value of the Sub-Accounts, Fixed Account and loan balance.

This rider must be elected at application. It may not be elected if you have elected the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider.

Current charges, on an annualized basis, based on total value of the Sub-Accounts, Fixed Account and loan balance:

                                                                              19


 Policy Years        Annualized Rate
--------------      ----------------
     1-20                0.95%
      21+                0.00%

In no event will the charge exceed the maximum rate of 2.0% of the total value of the Sub-Accounts, Fixed Account and loan balance.

The rider will terminate on the rider termination date shown on the rider specifications page, or on the date we receive your written request to terminate the rider. Upon termination of the rider the policy will revert back to the premium-based deduction (premium load). The benefit, if any, of selecting the Load Amortization Rider will depend on the performance of the Sub-Accounts.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is determined by multiplying the alternative policy loan factor by the sum of the Fixed Account value and the Sub-Account value, which is the sum of the current values of all the Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and Sub-Accounts. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will be converted to a standard policy loan as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or if a portion of the alternative policy loan rider balance is converted to a standard policy loan.

A portion of the alternative policy loan balance will be converted to a standard policy loan

a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or


20

b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If a portion of the alternative policy loan balance is converted to a standard policy loan, the amount converted will be equal to:

a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

b) one minus the alternative policy loan factor.

The amount of the alternative policy loan balance which has been converted to a standard policy loan will then be transferred from the Fixed Account and Sub-Accounts to the loan balance in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause the converted amount to be transferred from the Fixed Account and Sub-Accounts to the loan balance in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an


                                                                              21

alternative policy loan will cause the converted amount to be transferred from the loan balance to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit:

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.


22

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

                                                                              23

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This Rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.


24

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider or the Load Amortization Rider . There is no additional charge for this rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:

                                                                              25


 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term


26

insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.


                                                                              27

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account. If you have elected the Load Amortization Rider the full premium payment paid is available for allocation to the Sub-Accounts and the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.


28

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in a variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.


                                                                              29

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account valueat an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:


30

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums Will generally increase, paid from the date of issue accumulated at the premium depending on the amount of accumulation rate chosen by you before policy issue and shown in premium paid. the policy
              specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.

                                                                              31


 Option change                                                  Impact
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may



32

not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less
                        any prior withdrawals), death benefit and may reduce the
                        specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan balance is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. This loan balance does not include the amount of any loan obtained through the alternative policy loan rider. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan balance.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan balance will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.


                                                                              33

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The loan balance value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the Loan Account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the Loan Account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the Loan Account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.


34

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.


                                                                              35

Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.
Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.


36

Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


                                                                              37

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator.


LEGAL PROCEEDINGS
Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.


FINANCIAL STATEMENTS
The December 31, 2004 financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.


38

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                               Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                                End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                              Dated October 5, 2005
                Relating to Prospectus Dated October 5, 2005 for


                      Lincoln Corporate Variable 5 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             2
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             3
    Independent Registered Public Accounting
      Firm .................................             3
    Accounting Services ....................             3
    Transfer Agent .........................             3


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             4
    Assignment .............................             4
    Change of Ownership ....................             4
    Beneficiary ............................             4
    Change of Plan .........................             4
    Settlement Options .....................             4
    Deferral of Payments ...................             5
    Incontestability .......................             5
    Misstatement of Age ....................             5
    Suicide ................................             5
PERFORMANCE DATA ...........................             6
FINANCIAL STATEMENTS .......................             7
    Separate Account .......................           C-1
    Company ................................           S-1

                                                                               1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities


2

Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


                                                                               3

POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

4

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


                                                                               5

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where: P = a hypothetical initial purchase payment of $1,000 T = average annual total return for the period in question N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.


6

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2004 financial statements of the Separate Account and consolidated financial statements of the Company follow.

Lincoln Life Flexible Premium Variable Life Account S

Statement of assets and liabilities

December 31, 2004


                                                                                                                 Mortality &
                                                                                                                 Expense
                                                                        Contract                   Contract      Guarantee
                                                                        Purchases                  Redemptions   Charges
                                                                        Due From                   Due to        Payable to
                                                                        The Lincoln                The Lincoln   The Lincoln
                                                                        National Life              National Life National Life
                                                                        Insurance                  Insurance     Insurance
Subaccount                                                  Investments Company       Total Assets Company       Company
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                             $    20,098   $     --    $    20,098     $    --        $ --
AIM V.I. International Growth                                    15,253         --         15,253          --          --
ABVPSF Growth and Income                                      6,985,130      8,762      6,993,892          --          73
ABVPSF Premier Growth                                            87,562         --         87,562          --           1
ABVPSF Small Cap Value                                          418,336      6,194        424,530          --           2
ABVPSF Technology                                               230,561      6,194        236,755          --           1
American Century VP Income & Growth                           7,692,418      6,194      7,698,612          --          82
American Century VP Inflation Protection Class 2                390,376         --        390,376          --           2
American Century VP International                             4,858,504     26,385      4,884,889          --          45
American Funds Bond Class 2                                     751,372         --        751,372          --           8
American Funds Global Growth Class 2                          5,241,374         --      5,241,374      17,437          29
American Funds Global Small Capitalization Class 2              385,061     14,032        399,093          --           4
American Funds Growth Class 2                                13,883,666     33,449     13,917,115          --         140
American Funds Growth-Income Class 2                          5,245,495     12,527      5,258,022          --          49
American Funds High-Income Bond Class 2                       9,256,364    161,452      9,417,816          --          82
American Funds International Class 2                          2,397,844      8,216      2,406,060          --          26
American Funds U.S. Government/AAA-Rated Securities Class 2   9,892,917     20,600      9,913,517          --          89
Baron Capital Asset                                          11,261,611     74,613     11,336,224          --         100
Delaware VIPT Diversified Income                                474,997         --        474,997          --           3
Delaware VIPT Emerging Markets                                  732,224         --        732,224          --           5
Delaware VIPT High Yield                                      1,765,256      6,096      1,771,352          --          18
Delaware VIPT International Value Equity                        833,701         --        833,701          --           9
Delaware VIPT REIT                                            7,367,986    261,667      7,629,653          --          61
Delaware VIPT Small Cap Value                                12,159,823    131,334     12,291,157          --          98
Delaware VIPT Trend                                           1,393,913         --      1,393,913          --          15
Delaware VIPT U.S. Growth                                         2,088         --          2,088          --          --
Delaware VIPT Value                                             167,355      6,194        173,549          --           2
Fidelity VIP Asset Manager Service Class                     10,221,496         --     10,221,496      80,944         100
Fidelity VIP Contrafund Service Class                        19,124,834    214,221     19,339,055          --         147
Fidelity VIP Equity-Income Service Class                      5,702,685     60,186      5,762,871          --          35
Fidelity VIP Growth Service Class                            22,882,246    300,395     23,182,641          --         211
Fidelity VIP High Income Service Class                          126,945         --        126,945          --           1
Fidelity VIP Overseas Service Class                           5,477,061         --      5,477,061      73,208          35
FTVIPT Franklin Small Cap                                     1,060,019      6,194      1,066,213          --           7
FTVIPT Franklin Small Cap Class 2                             9,375,247         --      9,375,247          --         104
FTVIPT Templeton Foreign Securities Class 2                   2,659,275         --      2,659,275          --          29
FTVIPT Templeton Global Asset Allocation Class 2                305,821         --        305,821          --           3
FTVIPT Templeton Growth Securities                            1,063,924     90,772      1,154,696          --          11
FTVIPT Templeton Growth Securities Class 2                      418,512         --        418,512          --           5
Janus Aspen Series Balanced                                  19,671,709         --     19,671,709          --         216
Janus Aspen Series Balanced Service Shares                    5,529,653         --      5,529,653      72,919          30
Janus Aspen Series Flexible Income                            1,173,195         --      1,173,195          --          13
Janus Aspen Series Flexible Income Service Shares             5,651,348      7,461      5,658,809          --          61
Janus Aspen Series Global Technology Service Shares             302,507         --        302,507          --           3
Janus Aspen Series Mid Cap Growth                             5,129,749         --      5,129,749          --          56
Janus Aspen Series Mid Cap Growth Service Shares              4,478,911     26,174      4,505,085          --          22
Janus Aspen Series Worldwide Growth                          10,595,027         --     10,595,027          --         117
Janus Aspen Series Worldwide Growth Service Shares            1,403,682        856      1,404,538          --          15
Lincoln VIPT Aggressive Growth                                  431,441         --        431,441          --           4
Lincoln VIPT Bond                                            41,165,528    332,048     41,497,576          --         397
Lincoln VIPT Capital Appreciation                             3,249,908     21,952      3,271,860          --          29
Lincoln VIPT Equity-Income                                    4,937,923         --      4,937,923          --          54
Lincoln VIPT Global Asset Allocation                            638,392         --        638,392         121           7
Lincoln VIPT International                                      726,905     64,547        791,452          --           5
Lincoln VIPT Money Market                                    45,744,702    155,584     45,900,286          --         399
Lincoln VIPT Social Awareness                                   285,788      6,194        291,982          --           3
M Fund Brandes International Equity                             131,994         --        131,994          --           1
MFS VIT Capital Opportunities                                   319,110        377        319,487          --           3
MFS VIT Emerging Growth                                         245,238     12,389        257,627          --           2
MFS VIT Research                                                521,081         --        521,081          --           6
MFS VIT Total Return                                          8,607,189      9,350      8,616,539          --          94
MFS VIT Utilities                                             1,568,447      6,090      1,574,537          --          16
NB AMT Mid-Cap Growth                                        10,583,854      2,249     10,586,103          --         109
NB AMT Partners                                                 388,596         --        388,596          --           4
NB AMT Regency                                                1,445,165      6,407      1,451,572          --           9
PIMCO VIT OPCAP Managed                                         579,750         --        579,750          --           6
Oppenheimer Main Street Growth & Income                       1,233,714         --      1,233,714          --          14
Putnam VT Growth & Income Class IB                              271,840         --        271,840          --           3
Scudder VIT EAFE Equity Index                                 3,356,825      6,145      3,362,970          --          35
Scudder VIT Equity 500 Index                                 52,833,381    284,131     53,117,512          --         491
Scudder VIT Small Cap Index                                  26,306,012         --     26,306,012          --         255








Subaccount                                                  Net Assets
-----------------------------------------------------------------------
AIM V.I. Growth                                             $    20,098
AIM V.I. International Growth                                    15,253
ABVPSF Growth and Income                                      6,993,819
ABVPSF Premier Growth                                            87,561
ABVPSF Small Cap Value                                          424,528
ABVPSF Technology                                               236,754
American Century VP Income & Growth                           7,698,530
American Century VP Inflation Protection Class 2                390,374
American Century VP International                             4,884,844
American Funds Bond Class 2                                     751,364
American Funds Global Growth Class 2                          5,223,908
American Funds Global Small Capitalization Class 2              399,089
American Funds Growth Class 2                                13,916,975
American Funds Growth-Income Class 2                          5,257,973
American Funds High-Income Bond Class 2                       9,417,734
American Funds International Class 2                          2,406,034
American Funds U.S. Government/AAA-Rated Securities Class 2   9,913,428
Baron Capital Asset                                          11,336,124
Delaware VIPT Diversified Income                                474,994
Delaware VIPT Emerging Markets                                  732,219
Delaware VIPT High Yield                                      1,771,334
Delaware VIPT International Value Equity                        833,692
Delaware VIPT REIT                                            7,629,592
Delaware VIPT Small Cap Value                                12,291,059
Delaware VIPT Trend                                           1,393,898
Delaware VIPT U.S. Growth                                         2,088
Delaware VIPT Value                                             173,547
Fidelity VIP Asset Manager Service Class                     10,140,452
Fidelity VIP Contrafund Service Class                        19,338,908
Fidelity VIP Equity-Income Service Class                      5,762,836
Fidelity VIP Growth Service Class                            23,182,430
Fidelity VIP High Income Service Class                          126,944
Fidelity VIP Overseas Service Class                           5,403,818
FTVIPT Franklin Small Cap                                     1,066,206
FTVIPT Franklin Small Cap Class 2                             9,375,143
FTVIPT Templeton Foreign Securities Class 2                   2,659,246
FTVIPT Templeton Global Asset Allocation Class 2                305,818
FTVIPT Templeton Growth Securities                            1,154,685
FTVIPT Templeton Growth Securities Class 2                      418,507
Janus Aspen Series Balanced                                  19,671,493
Janus Aspen Series Balanced Service Shares                    5,456,704
Janus Aspen Series Flexible Income                            1,173,182
Janus Aspen Series Flexible Income Service Shares             5,658,748
Janus Aspen Series Global Technology Service Shares             302,504
Janus Aspen Series Mid Cap Growth                             5,129,693
Janus Aspen Series Mid Cap Growth Service Shares              4,505,063
Janus Aspen Series Worldwide Growth                          10,594,910
Janus Aspen Series Worldwide Growth Service Shares            1,404,523
Lincoln VIPT Aggressive Growth                                  431,437
Lincoln VIPT Bond                                            41,497,179
Lincoln VIPT Capital Appreciation                             3,271,831
Lincoln VIPT Equity-Income                                    4,937,869
Lincoln VIPT Global Asset Allocation                            638,264
Lincoln VIPT International                                      791,447
Lincoln VIPT Money Market                                    45,899,887
Lincoln VIPT Social Awareness                                   291,979
M Fund Brandes International Equity                             131,993
MFS VIT Capital Opportunities                                   319,484
MFS VIT Emerging Growth                                         257,625
MFS VIT Research                                                521,075
MFS VIT Total Return                                          8,616,445
MFS VIT Utilities                                             1,574,521
NB AMT Mid-Cap Growth                                        10,585,994
NB AMT Partners                                                 388,592
NB AMT Regency                                                1,451,563
PIMCO VIT OPCAP Managed                                         579,744
Oppenheimer Main Street Growth & Income                       1,233,700
Putnam VT Growth & Income Class IB                              271,837
Scudder VIT EAFE Equity Index                                 3,362,935
Scudder VIT Equity 500 Index                                 53,117,021
Scudder VIT Small Cap Index                                  26,305,757

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statement of operations

Year Ended December 31, 2004


                                                            Dividends
                                                            from       Mortality and     Net
                                                            Investment Expense           Investment
Subaccount                                                  Income     Guarantee Charges Income (Loss)
------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                              $     --      $    (50)       $    (50)
AIM V.I. International Growth                                      89          (119)            (30)
ABVPSF Growth and Income                                       46,820       (20,987)         25,833
ABVPSF Premier Growth                                              --           (80)            (80)
ABVPSF Small Cap Value                                             14          (155)           (141)
ABVPSF Technology                                                  --          (235)           (235)
American Century VP Income & Growth                            87,008       (25,873)         61,135
American Century VP Inflation Protection Class 2                3,172          (128)          3,044
American Century VP International                              21,103       (16,849)          4,254
American Funds Bond Class 2                                   114,910       (10,061)        104,849
American Funds Global Growth Class 2                            2,671        (4,689)         (2,018)
American Funds Global Small Capitalization Class 2                 --          (655)           (655)
American Funds Growth Class 2                                  19,664       (38,859)        (19,195)
American Funds Growth-Income Class 2                           44,316       (16,078)         28,238
American Funds High-Income Bond Class 2                       363,282       (23,758)        339,524
American Funds International Class 2                           24,036        (3,108)         20,928
American Funds U.S. Government/AAA-Rated Securities Class 2   364,779       (31,271)        333,508
Baron Capital Asset                                                --       (30,399)        (30,399)
Delaware VIPT Diversified Income                                   --          (151)           (151)
Delaware VIPT Emerging Markets                                     --          (342)           (342)
Delaware VIPT High Yield                                       52,266        (4,285)         47,981
Delaware VIPT International Value Equity                       12,107        (2,165)          9,942
Delaware VIPT REIT                                             55,192       (14,269)         40,923
Delaware VIPT Small Cap Value                                  16,614       (35,288)        (18,674)
Delaware VIPT Trend                                                --        (3,826)         (3,826)
Delaware VIPT U.S. Growth                                          --            (2)             (2)
Delaware VIPT Value                                               588          (410)            178
Fidelity VIP Asset Manager Service Class                      236,634       (37,673)        198,961
Fidelity VIP Contrafund Service Class                          26,985       (49,668)        (22,683)
Fidelity VIP Equity-Income Service Class                        7,244        (4,838)          2,406
Fidelity VIP Growth Service Class                              35,578       (87,614)        (52,036)
Fidelity VIP High Income Service Class                         70,716        (3,644)         67,072
Fidelity VIP Overseas Service Class                            29,441       (11,743)         17,698
FTVIPT Franklin Small Cap                                          --        (1,541)         (1,541)
FTVIPT Franklin Small Cap Class 2                                  --       (36,928)        (36,928)
FTVIPT Templeton Foreign Securities Class 2                    22,952        (8,935)         14,017

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
   $       584   $          --   $        584  $        1,087   $     1,621
         1,610              --          1,610           1,345         2,925
        53,894              --         53,894         516,994       596,721
           338              --            338           6,684         6,942
           484             182            666          42,404        42,929
        24,382              --         24,382          30,275        54,422
       417,100              --        417,100         447,622       925,857
            65              --             65           3,570         6,679
      (263,191)             --       (263,191)        950,147       691,210
        77,835              --         77,835         (74,577)      108,107
        33,048              --         33,048         385,446       416,476
         4,738              --          4,738          40,487        44,570
       232,418              --        232,418       1,084,825     1,298,048
       271,966              --        271,966         133,558       433,762
       123,243              --        123,243         125,624       588,391
        13,240              --         13,240         166,409       200,577
       (70,257)             --        (70,257)        (47,825)      215,426
       733,465              --        733,465       1,294,418     1,997,484
           780              --            780          18,294        18,923
         9,280              --          9,280          89,329        98,267
        54,530              --         54,530          43,683       146,194
        38,352              --         38,352          77,993       126,287
       299,822          57,187        357,009         820,549     1,218,481
     1,221,068         165,827      1,386,895         564,420     1,932,641
        40,832              --         40,832          65,951       102,957
             2              --              2             164           164
         1,213              --          1,213          15,453        16,844
       229,445              --        229,445          60,303       488,709
       951,342              --        951,342       1,202,795     2,131,454
        47,546           1,832         49,378         296,821       348,605
    (1,668,669)             --     (1,668,669)      2,646,592       925,887
        76,972              --         76,972         (74,251)       69,793
       321,071              --        321,071         270,924       609,693
         4,530              --          4,530         102,530       105,519
       669,873              --        669,873         295,079       928,024
       109,612              --        109,612         271,480       395,109

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Year Ended December 31, 2004

                                                    Dividends
                                                    from       Mortality and     Net
                                                    Investment Expense           Investment
Subaccount                                          Income     Guarantee Charges Income (Loss)
----------------------------------------------------------------------------------------------
FTVIPT Templeton Global Asset Allocation Class 2    $   17,866     $  (2,606)     $   15,260
FTVIPT Templeton Growth Securities                       9,057        (2,633)          6,424
FTVIPT Templeton Growth Securities Class 2               4,293        (1,349)          2,944
Janus Aspen Series Balanced                            460,149       (88,525)        371,624
Janus Aspen Series Balanced Service Shares              88,628        (4,622)         84,006
Janus Aspen Series Flexible Income                      72,158        (5,224)         66,934
Janus Aspen Series Flexible Income Service Shares      313,084       (19,511)        293,573
Janus Aspen Series Global Technology Service Shares         --        (1,325)         (1,325)
Janus Aspen Series Mid Cap Growth                           --       (28,454)        (28,454)
Janus Aspen Series Mid Cap Growth Service Shares            --        (2,448)         (2,448)
Janus Aspen Series Worldwide Growth                    121,288       (52,021)         69,267
Janus Aspen Series Worldwide Growth Service Shares       8,146        (2,644)          5,502
Lincoln VIPT Aggressive Growth                              --          (543)           (543)
Lincoln VIPT Bond                                    1,549,674      (134,818)      1,414,856
Lincoln VIPT Capital Appreciation                           --       (12,968)        (12,968)
Lincoln VIPT Equity-Income                              77,609       (25,675)         51,934
Lincoln VIPT Global Asset Allocation                       167           (47)            120
Lincoln VIPT International                               6,655        (1,236)          5,419
Lincoln VIPT Money Market                              393,182      (166,452)        226,730
Lincoln VIPT Social Awareness                            2,377          (995)          1,382
M Fund Brandes International Equity                      1,343           (97)          1,246
MFS VIT Capital Opportunities                            4,970        (5,329)           (359)
MFS VIT Emerging Growth                                     --          (618)           (618)
MFS VIT Research                                         5,933        (2,206)          3,727
MFS VIT Total Return                                   109,159       (27,608)         81,551
MFS VIT Utilities                                        7,309        (3,045)          4,264
NB AMT Mid-Cap Growth                                       --       (33,246)        (33,246)
NB AMT Partners                                             41        (1,297)         (1,256)
NB AMT Regency                                             200        (1,028)           (828)
PIMCO VIT OPCAP Managed                                  4,076        (1,737)          2,339
Oppenheimer Main Street Growth & Income                 12,043        (5,904)          6,139
Putnam VT Growth & Income Class IB                      11,136        (1,481)          9,655
Putnam VT Health Sciences Class IB                          16           (20)             (4)
Scudder VIT EAFE Equity Index                           45,865       (10,222)         35,643
Scudder VIT Equity 500 Index                           485,347      (156,503)        328,844
Scudder VIT Small Cap Index                             94,624       (71,641)         22,983

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
    $   73,605     $       --     $   73,605     $   (13,069)    $   75,796
        10,062             --         10,062         105,941        122,427
        33,318             --         33,318           6,199         42,461
       324,681             --        324,681         988,761      1,685,066
        44,346             --         44,346         157,311        285,663
           580         10,399         10,979         (30,736)        47,177
        28,649         35,069         63,718        (191,207)       166,084
       (27,632)            --        (27,632)          7,240        (21,717)
       405,870             --        405,870       1,001,126      1,378,542
        19,160             --         19,160         370,409        387,121
      (768,768)            --       (768,768)      1,158,329        458,828
        33,161             --         33,161          84,224        122,887
           270             --            270          40,989         40,716
       500,821      1,013,192      1,514,013      (1,192,235)     1,736,634
       151,767             --        151,767          15,745        154,544
       548,273             --        548,273         (33,954)       566,253
           107             --            107           7,322          7,549
        12,098             --         12,098          87,023        104,540
            --             --             --              --        226,730
        12,083             --         12,083          16,440         29,905
           869          6,339          7,208           7,536         15,990
        23,405             --         23,405          94,397        117,443
         6,424             --          6,424          19,022         24,828
        36,763             --         36,763          26,041         66,531
       101,345             --        101,345         555,691        738,587
        61,898             --         61,898         177,753        243,915
      (113,971)            --       (113,971)      1,641,127      1,493,910
        37,719             --         37,719          19,185         55,648
         6,415             --          6,415         153,095        158,682
        19,514             --         19,514          24,252         46,105
        79,608             --         79,608          37,867        123,614
        85,422             --         85,422         (50,887)        44,190
           542             --            542            (268)           270
       199,891             --        199,891         316,700        552,234
     1,581,082             --      1,581,082       2,457,053      4,366,979
       355,185             --        355,185       2,878,576      3,256,744

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets

Years Ended December 31, 2003 and 2004


                                                                                       AIM V.I.         ABVPSF
                                                                        AIM V.I.       International    Growth and
                                                                        Growth         Growth           Income
                                                                        Subaccount     Subaccount       Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                            $        --     $     8,879      $3,162,066
Changes From Operations:
 . Net investment income (loss)                                                  (12)             (2)         23,763
 . Net realized gain (loss) on investments                                        27            (376)        (31,303)
 . Net change in unrealized appreciation or depreciation on investments          476           4,258       1,033,599
                                                                         -----------     -----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             491           3,880       1,026,059
Changes From Unit Transactions:
 . Contract purchases                                                          2,919          10,660         936,322
 . Contract withdrawals                                                         (652)         (3,066)       (277,998)
 . Contract transfers                                                            270            (713)        113,531
                                                                         -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  2,537           6,881         771,855
                                                                         -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,028          10,761       1,797,914
                                                                         -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2003                                                3,028          19,640       4,959,980
Changes From Operations:
 . Net investment income (loss)                                                  (50)            (30)         25,833
 . Net realized gain (loss) on investments                                       584           1,610          53,894
 . Net change in unrealized appreciation or depreciation on investments        1,087           1,345         516,994
                                                                         -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                1,621           2,925         596,721
Changes From Unit Transactions:
 . Contract purchases                                                          5,001          10,000       1,169,555
 . Contract withdrawals                                                       (1,290)        (19,894)       (306,096)
 . Contract transfers                                                         11,738           2,582         573,659
                                                                         -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 15,449          (7,312)      1,437,118
                                                                         -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       17,070          (4,387)      2,033,839
                                                                         -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2004                                          $    20,098     $    15,253      $6,993,819
                                                                         ===========     ===========      ==========


                                                                        American Funds American Funds   American Funds
                                                                        Growth-Income  High-Income Bond International
                                                                        Class 2        Class 2          Class 2
                                                                        Subaccount     Subaccount       Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                            $ 1,500,312     $ 2,953,918      $   83,868
Changes From Operations:
 . Net investment income (loss)                                               15,774         275,459           1,899
 . Net realized gain (loss) on investments                                   169,724          27,150           1,100
 . Net change in unrealized appreciation or depreciation on investments      581,496         642,465          44,829
                                                                         -----------     -----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         766,994         945,074          47,828
Changes From Unit Transactions:
 . Contract purchases                                                        810,629         903,960          77,223
 . Contract withdrawals                                                     (217,488)       (296,212)        (19,672)
 . Contract transfers                                                         96,316         772,530          40,468
                                                                         -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                689,457       1,380,278          98,019
                                                                         -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,456,451       2,325,352         145,847
                                                                         -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2003                                            2,956,763       5,279,270         229,715
Changes From Operations:
 . Net investment income (loss)                                               28,238         339,524          20,928
 . Net realized gain (loss) on investments                                   271,966         123,243          13,240
 . Net change in unrealized appreciation or depreciation on investments      133,558         125,624         166,409
                                                                         -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              433,762         588,391         200,577
Changes From Unit Transactions:
 Contract purchases                                                        2,621,624       4,312,300         496,360
 Contract withdrawals                                                     (1,883,984)     (1,035,793)        (43,235)
 Contract transfers                                                        1,129,808         273,566       1,522,617
                                                                         -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              1,867,448       3,550,073       1,975,742
                                                                         -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    2,301,210       4,138,464       2,176,319
                                                                         -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2004                                          $ 5,257,973     $ 9,417,734      $2,406,034
                                                                         ===========     ===========      ==========


                                                                        ABVPSF Premier
                                                                        Growth Subaccount
--------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                               $        --
Changes From Operations:
 . Net investment income (loss)                                                      (3)
 . Net realized gain (loss) on investments                                           10
 . Net change in unrealized appreciation or depreciation on investments             119
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                126
Changes From Unit Transactions:
 . Contract purchases                                                               969
 . Contract withdrawals                                                            (212)
 . Contract transfers                                                               420
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                     1,177
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,303
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2003                                                   1,303
Changes From Operations:
 . Net investment income (loss)                                                     (80)
 . Net realized gain (loss) on investments                                          338
 . Net change in unrealized appreciation or depreciation on investments           6,684
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   6,942
Changes From Unit Transactions:
 . Contract purchases                                                             2,830
 . Contract withdrawals                                                          (3,775)
 . Contract transfers                                                            80,261
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                    79,316
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          86,258
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2004                                             $    87,561
                                                                            ===========

                                                                        American Funds
                                                                        U.S. Government/
                                                                        AAA-Rated Securities
                                                                        Class 2
                                                                        Subaccount
--------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                               $ 7,233,804
Changes From Operations:
 . Net investment income (loss)                                                 289,875
 . Net realized gain (loss) on investments                                        3,357
 . Net change in unrealized appreciation or depreciation on investments        (126,871)
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            166,361
Changes From Unit Transactions:
 . Contract purchases                                                         2,442,766
 . Contract withdrawals                                                      (1,918,758)
 . Contract transfers                                                            (4,247)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                   519,761
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         686,122
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2003                                               7,919,926
Changes From Operations:
 . Net investment income (loss)                                                 333,508
 . Net realized gain (loss) on investments                                      (70,257)
 . Net change in unrealized appreciation or depreciation on investments         (47,825)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 215,426
Changes From Unit Transactions:
 Contract purchases                                                           3,002,144
 Contract withdrawals                                                        (1,603,440)
 Contract transfers                                                             379,372
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 1,778,076
                                                                            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,993,502
                                                                            -----------
NET ASSETS AT DECEMBER 31, 2004                                             $ 9,913,428
                                                                            ===========

See accompanying notes.


                                                                                                    American Funds
ABVPSF           ABVPSF              American Century    American Century         American Century  Bond
Small Cap Value  Technology          VP Income & Growth  VP Inflation Protection  VP International  Class 2
Subaccount       Subaccount          Subaccount          Class 2 Subaccount       Subaccount        Subaccount
--------------------------------------------------------------------------------------------------------------------
    $        --            $     --         $ 4,979,683               $       --       $ 3,318,207     $   903,341
             --                  (3)             48,452                       --            12,061          31,856
             --                  --             (87,136)                      --          (375,677)         35,160
              9                 367           1,712,270                       --         1,336,902          74,670
    -----------            --------         -----------               ----------       -----------     -----------
              9                 364           1,673,586                       --           973,286         141,686
            156                   3             582,301                       --           335,935          91,423
            (19)                 --            (310,468)                      --          (128,242)        (85,778)
             --               8,646             966,989                       --           816,447       2,537,028
    -----------            --------         -----------               ----------       -----------     -----------

            137               8,649           1,238,822                       --         1,024,140       2,542,673
    -----------            --------         -----------               ----------       -----------     -----------
            146               9,013           2,912,408                       --         1,997,426       2,684,359
    -----------            --------         -----------               ----------       -----------     -----------
            146               9,013           7,892,091                       --         5,315,633       3,587,700
           (141)               (235)             61,135                    3,044             4,254         104,849
            666              24,382             417,100                       65          (263,191)         77,835
         42,404              30,275             447,622                    3,570           950,147         (74,577)
    -----------            --------         -----------               ----------       -----------     -----------
         42,929              54,422             925,857                    6,679           691,210         108,107
         10,717             162,152           2,747,922                      778         1,321,132         632,597
         (6,121)             (6,236)         (3,921,622)                  (6,399)       (2,508,878)     (3,130,235)
        376,857              17,403              54,282                  389,316            65,747        (446,805)
    -----------            --------         -----------               ----------       -----------     -----------

        381,453             173,319          (1,119,418)                 383,695        (1,121,999)     (2,944,443)
    -----------            --------         -----------               ----------       -----------     -----------
        424,382             227,741            (193,561)                 390,374          (430,789)     (2,836,336)
    -----------            --------         -----------               ----------       -----------     -----------
    $   424,528            $236,754         $ 7,698,530               $  390,374       $ 4,884,844     $   751,364
    ===========            ========         ===========               ==========       ===========     ===========

                                                                                  Delaware VIPT
Baron            Delaware VIPT       Delaware VIPT                                International     Delaware VIPT
Capital Asset    Diversified Income  Emerging Markets    Delaware VIPT High       Value Equity      REIT
Subaccount       Subaccount          Subaccount          Yield Subaccount         Subaccount        Subaccount
--------------------------------------------------------------------------------------------------------------------
    $ 3,277,750            $     --         $        --               $  505,960       $     5,247     $ 1,560,683
        (16,608)                 --                  --                   38,034               (56)         40,440
         56,369                  --                  --                   11,449             4,282         151,952
      1,062,961                  --                  --                  109,889            25,892         399,270
    -----------            --------         -----------               ----------       -----------     -----------
      1,102,722                  --                  --                  159,372            30,118         591,662
        847,709                  --                  --                   76,205            13,078         431,778
       (302,804)                 --                  --                  (51,516)           (2,160)       (673,134)
        536,535                  --                  --                  144,089           213,229         265,178
    -----------            --------         -----------               ----------       -----------     -----------

      1,081,440                  --                  --                  168,778           224,147          23,822
    -----------            --------         -----------               ----------       -----------     -----------
      2,184,162                  --                  --                  328,150           254,265         615,484
    -----------            --------         -----------               ----------       -----------     -----------
      5,461,912                  --                  --                  834,110           259,512       2,176,167
        (30,399)               (151)               (342)                  47,981             9,942          40,923
        733,465                 780               9,280                   54,530            38,352         357,009
      1,294,418              18,294              89,329                   43,683            77,993         820,549
    -----------            --------         -----------               ----------       -----------     -----------
      1,997,484              18,923              98,267                  146,194           126,287       1,218,481
      4,632,679               2,225             227,647                  667,671           336,814       2,297,778
     (3,328,405)             (6,466)             (8,652)                (295,722)         (521,558)     (1,411,902)
      2,572,454             460,312             414,957                  419,081           632,637       3,349,068
    -----------            --------         -----------               ----------       -----------     -----------

      3,876,728             456,071             633,952                  791,030           447,893       4,234,944
    -----------            --------         -----------               ----------       -----------     -----------
      5,874,212             474,994             732,219                  937,224           574,180       5,453,425
    -----------            --------         -----------               ----------       -----------     -----------
    $11,336,124            $474,994         $   732,219               $1,771,334       $   833,692     $ 7,629,592
    ===========            ========         ===========               ==========       ===========     ===========

                American Funds
American Funds  Global Small    American Funds
Global Growth   Capitalization  Growth
Class 2         Class 2         Class 2
Subaccount      Subaccount      Subaccount
-----------------------------------------------
   $   201,209     $    7,523     $ 4,377,086
          (393)           (46)        (16,731)
       (11,388)           192         (11,050)
        61,799         15,842       1,799,135
   -----------      ----------     -----------
        50,018         15,988       1,771,354
        62,752         55,644       1,509,958
       (26,466)        (6,636)       (436,312)
       138,061             64         539,081
   -----------      ----------     -----------

       174,347         49,072       1,612,727
   -----------      ----------     -----------
       224,365         65,060       3,384,081
   -----------      ----------     -----------
       425,574         72,583       7,761,167
        (2,018)          (655)        (19,195)
        33,048          4,738         232,418
       385,446         40,487       1,084,825
   -----------      ----------     -----------
       416,476         44,570       1,298,048
     3,576,735         35,681       4,554,434
      (255,451)        (9,657)     (1,618,141)
     1,060,574        255,912       1,921,467
   -----------      ----------     -----------

     4,381,858        281,936       4,857,760
   -----------      ----------     -----------
     4,798,334        326,506       6,155,808
   -----------      ----------     -----------
   $ 5,223,908     $  399,089     $13,916,975
   ===========      ==========     ===========

Delaware VIPT
Small Cap       Delaware VIPT   Delaware VIPT
Value           Trend           U.S. Growth
Subaccount      Subaccount      Subaccount
-----------------------------------------------
   $ 3,229,489      $  227,676    $        --
        (3,248)         (1,758)            --
        75,480          11,437             --
     1,653,652         122,283             --
   -----------      ----------     -----------
     1,725,884         131,962             --
     1,487,691         159,497             --
      (287,568)        (50,116)            --
     1,417,005         220,946             --
   -----------      ----------     -----------

     2,617,128         330,327             --
   -----------      ----------     -----------
     4,343,012         462,289             --
   -----------      ----------     -----------
     7,572,501         689,965             --
       (18,674)         (3,826)            (2)
     1,386,895          40,832              2
       564,420          65,951            164
   -----------      ----------     -----------
     1,932,641         102,957            164
     6,988,599         328,880             --
    (4,894,040)       (219,676)           (30)
       691,358         491,772          1,954
   -----------      ----------     -----------

     2,785,917         600,976          1,924
   -----------      ----------     -----------
     4,718,558         703,933          2,088
   -----------      ----------     -----------
   $12,291,059      $1,393,898    $     2,088
   ===========      ==========     ===========

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)

Years Ended December 31, 2003 and 2004


                                                                                           Fidelity VIP
                                                                                           Asset Manager      Fidelity VIP
                                                                        Delaware VIPT      Service Class      Contrafund Service
                                                                        Value Subaccount   Subaccount         Class Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                           $         --       $ 4,755,413        $ 6,277,843
Changes From Operations:
 . Net investment income (loss)                                                  131           150,527             (6,876)
 . Net realized gain (loss) on investments                                        18            17,957             (5,999)
 . Net change in unrealized appreciation or depreciation on investments        2,924           926,993          2,098,522
                                                                        ------------       -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           3,073         1,095,477          2,085,647
Changes From Unit Transactions:
 . Contract purchases                                                          7,648         1,723,804          2,227,468
 . Contract withdrawals                                                       (1,404)         (312,915)          (501,965)
 . Contract transfers                                                         26,179         1,349,426           (125,651)
                                                                        ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                 32,423         2,760,315          1,599,852
                                                                        ------------       -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       35,496         3,855,792          3,685,499
                                                                        ------------       -----------        -----------
NET ASSETS AT DECEMBER 31, 2003                                               35,496         8,611,205          9,963,342
Changes From Operations:
 . Net investment income (loss)                                                  178           198,961            (22,683)
 . Net realized gain (loss) on investments                                     1,213           229,445            951,342
 . Net change in unrealized appreciation or depreciation on investments       15,453            60,303          1,202,795
                                                                        ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               16,844           488,709          2,131,454
Changes From Unit Transactions:
 . Contract purchases                                                         24,476         2,782,174         12,552,410
 . Contract withdrawals                                                      (14,738)       (1,948,404)        (8,171,432)
 . Contract transfers                                                        111,469           206,768          2,863,134
                                                                        ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                121,207         1,040,538          7,244,112
                                                                        ------------       -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      138,051         1,529,247          9,375,566
                                                                        ------------       -----------        -----------
NET ASSETS AT DECEMBER 31, 2004                                         $    173,547       $10,140,452        $19,338,908
                                                                        ============       ===========        ===========

                                                                                           Janus Aspen Series
                                                                        Janus Aspen Series Balanced           Janus Aspen Series
                                                                        Balanced           Service Shares     Flexible Income
                                                                        Subaccount         Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                           $ 24,109,343       $   240,226        $   372,728
Changes From Operations:
 . Net investment income (loss)                                              477,527             8,741             46,734
 . Net realized gain (loss) on investments                                  (333,260)            1,496             14,325
 . Net change in unrealized appreciation or depreciation on investments    3,207,793            66,354             (5,764)
                                                                        ------------       -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       3,352,060            76,591             55,295
Changes From Unit Transactions:
 . Contract purchases                                                      2,166,174           245,233            615,251
 . Contract withdrawals                                                   (1,522,009)          (51,154)           (79,142)
 . Contract transfers                                                        553,975           168,158            245,530
                                                                        ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              1,198,140           362,237            781,639
                                                                        ------------       -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    4,550,200           438,828            836,934
                                                                        ------------       -----------        -----------
NET ASSETS AT DECEMBER 31, 2003                                           28,659,543           679,054          1,209,662
Changes From Operations:
 . Net investment income (loss)                                              371,624            84,006             66,934
 . Net realized gain (loss) on investments                                   324,681            44,346             10,979
 . Net change in unrealized appreciation or depreciation on investments      988,761           157,311            (30,736)
                                                                        ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            1,685,066           285,663             47,177
Changes From Unit Transactions:
 . Contract purchases                                                      2,280,712         5,008,149            402,321
 . Contract withdrawals                                                   (9,804,447)          (95,838)          (174,016)
 . Contract transfers                                                     (3,149,381)         (420,324)          (311,962)
                                                                        ------------       -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                            (10,673,116)        4,491,987            (83,657)
                                                                        ------------       -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (8,988,050)        4,777,650            (36,480)
                                                                        ------------       -----------        -----------
NET ASSETS AT DECEMBER 31, 2004                                         $ 19,671,493       $ 5,456,704        $ 1,173,182
                                                                        ============       ===========        ===========

                                                                        Fidelity VIP
                                                                        Equity-Income
                                                                        Service Class
                                                                        Subaccount
------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                           $  120,335
Changes From Operations:
 . Net investment income (loss)                                              1,390
 . Net realized gain (loss) on investments                                   3,309
 . Net change in unrealized appreciation or depreciation on investments     85,288
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        89,987
Changes From Unit Transactions:
 . Contract purchases                                                      342,722
 . Contract withdrawals                                                    (54,562)
 . Contract transfers                                                      (20,685)
                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              267,475
                                                                        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    357,462
                                                                        ----------
NET ASSETS AT DECEMBER 31, 2003                                            477,797
Changes From Operations:
 . Net investment income (loss)                                              2,406
 . Net realized gain (loss) on investments                                  49,378
 . Net change in unrealized appreciation or depreciation on investments    296,821
                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            348,605
Changes From Unit Transactions:
 . Contract purchases                                                    3,915,647
 . Contract withdrawals                                                   (107,074)
 . Contract transfers                                                    1,127,861
                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                            4,936,434
                                                                        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  5,285,039
                                                                        ----------
NET ASSETS AT DECEMBER 31, 2004                                         $5,762,836
                                                                        ==========

                                                                        Janus Aspen Series
                                                                        Flexible Income
                                                                        Service Shares
                                                                        Subaccount
------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                           $3,396,235
Changes From Operations:
 . Net investment income (loss)                                            149,400
 . Net realized gain (loss) on investments                                  24,057
 . Net change in unrealized appreciation or depreciation on investments     41,171
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       214,628
Changes From Unit Transactions:
 . Contract purchases                                                    1,073,721
 . Contract withdrawals                                                   (342,566)
 . Contract transfers                                                      469,098
                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                            1,200,253
                                                                        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  1,414,881
                                                                        ----------
NET ASSETS AT DECEMBER 31, 2003                                          4,811,116
Changes From Operations:
 . Net investment income (loss)                                            293,573
 . Net realized gain (loss) on investments                                  63,718
 . Net change in unrealized appreciation or depreciation on investments   (191,207)
                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            166,084
Changes From Unit Transactions:
 . Contract purchases                                                    1,167,508
 . Contract withdrawals                                                   (455,537)
 . Contract transfers                                                      (30,423)
                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              681,548
                                                                        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    847,632
                                                                        ----------
NET ASSETS AT DECEMBER 31, 2004                                         $5,658,748
                                                                        ==========

See accompanying notes.


                                                                                                    FTVIPT
Fidelity VIP        Fidelity VIP        Fidelity VIP                            FTVIPT Franklin     Templeton
Growth              High Income         Overseas            FTVIPT Franklin     Small Cap           Foreign Securities
Service Class       Service Class       Service Class       Small Cap           Class 2             Class 2
Subaccount          Subaccount          Subaccount          Subaccount          Subaccount          Subaccount
------------------------------------------------------------------------------------------------------------------------
      $ 17,350,417         $   263,894         $   448,285         $   209,824         $ 5,599,661          $  652,267
           (45,820)             21,138               1,262                (981)            (27,820)             13,722
        (1,293,661)             35,964              29,591             (14,020)            178,866             (19,090)
         7,305,457              64,118             365,274              90,936           2,076,011             369,601
      ------------         -----------         -----------         -----------         -----------          ----------
         5,965,976             121,220             396,127              75,935           2,227,057             364,233
         2,377,117             312,687             332,840              50,800             228,608             257,014
          (955,454)            (78,018)            (53,937)            (24,511)           (271,326)            (74,585)
           983,090             212,859           1,043,583             (33,375)          1,335,510             656,600
      ------------         -----------         -----------         -----------         -----------          ----------

         2,404,753             447,528           1,322,486              (7,086)          1,292,792             839,029
      ------------         -----------         -----------         -----------         -----------          ----------
         8,370,729             568,748           1,718,613              68,849           3,519,849           1,203,262
      ------------         -----------         -----------         -----------         -----------          ----------
        25,721,146             832,642           2,166,898             278,673           9,119,510           1,855,529
           (52,036)             67,072              17,698              (1,541)            (36,928)             14,017
        (1,668,669)             76,972             321,071               4,530             669,873             109,612
         2,646,592             (74,251)            270,924             102,530             295,079             271,480
      ------------         -----------         -----------         -----------         -----------          ----------
           925,887              69,793             609,693             105,519             928,024             395,109
         8,566,806             335,903           4,312,114             485,579             736,809             388,551
       (12,813,279)         (1,054,646)         (2,165,195)            (16,527)         (1,588,157)           (280,545)
           781,870             (56,748)            480,308             212,962             178,957             300,602
      ------------         -----------         -----------         -----------         -----------          ----------

        (3,464,603)           (775,491)          2,627,227             682,014            (672,391)            408,608
      ------------         -----------         -----------         -----------         -----------          ----------
        (2,538,716)           (705,698)          3,236,920             787,533             255,633             803,717
      ------------         -----------         -----------         -----------         -----------          ----------
      $ 23,182,430         $   126,944         $ 5,403,818         $ 1,066,206         $ 9,375,143          $2,659,246
      ============         ===========         ===========         ===========         ===========          ==========

Janus Aspen Series                      Janus Aspen Series                      Janus Aspen Series  Lincoln VIPT
Global Technology   Janus Aspen Series  Mid Cap Growth      Janus Aspen Series  Worldwide Growth    Aggressive
Service Shares      Mid Cap Growth      Service Shares      Worldwide Growth    Service Shares      Growth
Subaccount          Subaccount          Subaccount          Subaccount          Subaccount          Subaccount
------------------------------------------------------------------------------------------------------------------------
      $     37,295         $ 7,608,700         $    57,039         $13,008,331         $    77,841          $       --
              (472)            (36,109)               (311)             97,079                 903                  --
             4,472            (798,162)                183          (1,285,101)             (3,488)                 --
            14,999           3,501,538              22,794           4,378,781              50,111                  --
      ------------         -----------         -----------         -----------         -----------          ----------
            18,999           2,667,267              22,666           3,190,759              47,526                  --
            36,776           1,489,321              50,628           1,406,853             102,250                  --
            (4,080)           (512,362)            (10,858)           (684,985)            (17,635)                 --
           275,924            (157,293)            (25,150)           (397,679)             35,146                  --
      ------------         -----------         -----------         -----------         -----------          ----------

           308,620             819,666              14,620             324,189             119,761                  --
      ------------         -----------         -----------         -----------         -----------          ----------
           327,619           3,486,933              37,286           3,514,948             167,287                  --
      ------------         -----------         -----------         -----------         -----------          ----------
           364,914          11,095,633              94,325          16,523,279             245,128                  --
            (1,325)            (28,454)             (2,448)             69,267               5,502                (543)
           (27,632)            405,870              19,160            (768,768)             33,161                 270
             7,240           1,001,126             370,409           1,158,329              84,224              40,989
      ------------         -----------         -----------         -----------         -----------          ----------
           (21,717)          1,378,542             387,121             458,828             122,887              40,716
           186,259           1,766,902           3,584,237           1,334,870             342,009             244,737
          (138,836)         (8,609,968)            (34,161)         (8,342,962)            (30,928)             (7,244)
           (88,116)           (501,416)            473,541             620,895             725,427             153,228
      ------------         -----------         -----------         -----------         -----------          ----------

           (40,693)         (7,344,482)          4,023,617          (6,387,197)          1,036,508             390,721
      ------------         -----------         -----------         -----------         -----------          ----------
           (62,410)         (5,965,940)          4,410,738          (5,928,369)          1,159,395             431,437
      ------------         -----------         -----------         -----------         -----------          ----------
      $    302,504         $ 5,129,693         $ 4,505,063         $10,594,910         $ 1,404,523          $  431,437
      ============         ===========         ===========         ===========         ===========          ==========

FTVIPT
Templeton        FTVIPT
Global Asset     Templeton     FTVIPT Templeton
Allocation       Growth        Growth Securities
Class 2          Securities    Class 2
Subaccount       Subaccount    Subaccount
-------------------------------------------------
   $     95,091   $        --       $   106,991
          4,121         2,781             1,814
         (3,336)          784            (3,036)
         67,782        58,630            42,525
   ------------   -----------        -----------
         68,567        62,195            41,303
         42,533         4,721            50,988
        (24,922)       (7,854)           (8,954)
        357,764       197,578           (35,614)
   ------------   -----------        -----------

        375,375       194,445             6,420
   ------------   -----------        -----------
        443,942       256,640            47,723
   ------------   -----------        -----------
        539,033       256,640           154,714
         15,260         6,424             2,944
         73,605        10,062            33,318
        (13,069)      105,941             6,199
   ------------   -----------        -----------
         75,796       122,427            42,461
        187,841       305,205           135,894
       (333,199)      (31,654)         (198,678)
       (163,653)      502,067           284,116
   ------------   -----------        -----------

       (309,011)      775,618           221,332
   ------------   -----------        -----------
       (233,215)      898,045           263,793
   ------------   -----------        -----------
   $    305,818   $ 1,154,685       $   418,507
   ============   ===========        ===========

                 Lincoln VIPT
                 Capital       Lincoln VIPT
Lincoln VIPT     Appreciation  Equity-Income
Bond Subaccount  Subaccount    Subaccount
-------------------------------------------------
   $ 28,753,169   $ 2,457,227       $ 3,728,838
      1,425,571       (11,369)           29,636
        714,157      (113,290)          (44,710)
         24,302       942,770         1,259,681
   ------------   -----------        -----------
      2,164,030       818,111         1,244,607
      5,583,651       526,797           570,674
     (1,538,269)     (195,606)         (258,898)
      1,239,546        85,016           724,063
   ------------   -----------        -----------

      5,284,928       416,207         1,035,839
   ------------   -----------        -----------
      7,448,958     1,234,318         2,280,446
   ------------   -----------        -----------
     36,202,127     3,691,545         6,009,284
      1,414,856       (12,968)           51,934
      1,514,013       151,767           548,273
     (1,192,235)       15,745           (33,954)
   ------------   -----------        -----------
      1,736,634       154,544           566,253
     17,894,728     1,597,306           683,847
    (13,032,662)   (1,441,402)       (3,363,311)
     (1,303,648)     (730,162)        1,041,796
   ------------   -----------        -----------

      3,558,418      (574,258)       (1,637,668)
   ------------   -----------        -----------
      5,295,052      (419,714)       (1,071,415)
   ------------   -----------        -----------
   $ 41,497,179   $ 3,271,831       $ 4,937,869
   ============   ===========        ===========

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)

Years Ended December 31, 2003 and 2004

                                                                        Lincoln VIPT                               Lincoln
                                                                        Global Asset   Lincoln VIPT  Lincoln VIPT  VIPT Social
                                                                        Allocation     International Money Market  Awareness
                                                                        Subaccount     Subaccount    Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                           $        --    $   6,808     $ 42,005,946  $ 264,277
Changes From Operations:
 . Net investment income (loss)                                                  --          934          115,845        175
 . Net realized gain (loss) on investments                                       --       (1,445)              --    (34,461)
 . Net change in unrealized appreciation or depreciation on investments          --        8,173               --     85,158
                                                                        -----------    ---------     ------------  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             --        7,662          115,845     50,872
Changes From Unit Transactions:
 . Contract purchases                                                            --        4,102       52,479,981     46,541
 . Contract withdrawals                                                          --       (7,563)      (6,334,728)   (88,300)
 . Contract transfers                                                            --       62,524      (51,408,384)   (29,591)
                                                                        -----------    ---------     ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           --       59,063       (5,263,131)   (71,350)
                                                                        -----------    ---------     ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          --       66,725       (5,147,286)   (20,478)
                                                                        -----------    ---------     ------------  ---------
NET ASSETS AT DECEMBER 31, 2003                                                  --       73,533       36,858,660    243,799
Changes From Operations:
 . Net investment income (loss)                                                 120        5,419          226,730      1,382
 . Net realized gain (loss) on investments                                      107       12,098               --     12,083
 . Net change in unrealized appreciation or depreciation on investments       7,322       87,023               --     16,440
                                                                        -----------    ---------     ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               7,549      104,540          226,730     29,905
Changes From Unit Transactions:
 . Contract purchases                                                       641,595      429,522       53,897,646    129,382
 . Contract withdrawals                                                     (26,855)     (20,807)     (16,568,040)   (64,303)
 . Contract transfers                                                        15,975      204,659      (28,515,109)   (46,804)
                                                                        -----------    ---------     ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      630,715      613,374        8,814,497     18,275
                                                                        -----------    ---------     ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     638,264      717,914        9,041,227     48,180
                                                                        -----------    ---------     ------------  ---------
NET ASSETS AT DECEMBER 31, 2004                                         $   638,264    $ 791,447     $ 45,899,887  $ 291,979
                                                                        ===========    =========     ============  =========

                                                                        NB AMT         NB AMT        NB AMT        PIMCO VIT
                                                                        Mid-Cap Growth Partners      Regency       OPCAP Managed
                                                                        Subaccount     Subaccount    Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                           $ 7,123,737    $ 166,119     $         --  $ 158,552
Changes From Operations:
 . Net investment income (loss)                                             (33,812)        (759)             (96)     2,283
 . Net realized gain (loss) on investments                                 (289,972)       6,181              135        612
 . Net change in unrealized appreciation or depreciation on investments   2,471,785       48,480            8,736     36,694
                                                                        -----------    ---------     ------------  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      2,148,001       53,902            8,775     39,589
Changes From Unit Transactions:
 . Contract purchases                                                     1,331,060       13,975           63,709    146,704
 . Contract withdrawals                                                    (359,512)     (43,564)          (7,096)   (29,878)
 . Contract transfers                                                       264,087        5,110            1,350    (50,661)
                                                                        -----------    ---------     ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS    1,235,635      (24,479)          57,963     66,165
                                                                        -----------    ---------     ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   3,383,636       29,423           66,738    105,754
                                                                        -----------    ---------     ------------  ---------
NET ASSETS AT DECEMBER 31, 2003                                          10,507,373      195,542           66,738    264,306
Changes From Operations:
 . Net investment income (loss)                                             (33,246)      (1,256)            (828)     2,339
 . Net realized gain (loss) on investments                                 (113,971)      37,719            6,415     19,514
 . Net change in unrealized appreciation or depreciation on investments   1,641,127       19,185          153,095     24,252
                                                                        -----------    ---------     ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           1,493,910       55,648          158,682     46,105
Changes From Unit Transactions:
 . Contract purchases                                                     2,180,808      133,940          972,640    309,042
 . Contract withdrawals                                                  (4,078,283)    (333,450)         (41,448)  (148,340)
 . Contract transfers                                                       482,186      336,912          294,951    108,631
                                                                        -----------    ---------     ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   (1,415,289)     137,402        1,226,143    269,333
                                                                        -----------    ---------     ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      78,621      193,050        1,384,825    315,438
                                                                        -----------    ---------     ------------  ---------
NET ASSETS AT DECEMBER 31, 2004                                         $10,585,994    $ 388,592     $  1,451,563  $ 579,744
                                                                        ===========    =========     ============  =========

See accompanying notes.

M Fund
Brandes         MFS VIT         MFS VIT
International   Capital         Emerging        MFS VIT           MFS VIT          MFS VIT
Equity          Opportunities   Growth          Research          Total Return     Utilities
Subaccount      Subaccount      Subaccount      Subaccount        Subaccount       Subaccount
--------------------------------------------------------------------------------------------------
$       --      $ 1,443,643     $    392        $   123,976       $  5,294,367     $   492,351
        --           (3,354)        (166)               742             85,086          11,535
        --         (246,275)         479              1,034             11,601         (10,564)
        --          596,590        6,392             59,164            815,401         155,542
----------      -----------     --------        -----------       ------------     -----------
        --          346,961        6,705             60,940            912,088         156,513
        --          201,424       78,438             65,667          1,556,557          79,807
        --          (72,504)      (8,433)           (13,262)        (1,228,718)       (441,791)
        --         (364,077)      35,856             93,638            131,474          64,898
----------      -----------     --------        -----------       ------------     -----------
        --         (235,157)     105,861            146,043            459,313        (297,086)
----------      -----------     --------        -----------       ------------     -----------
        --          111,804      112,566            206,983          1,371,401        (140,573)
----------      -----------     --------        -----------       ------------     -----------
        --        1,555,447      112,958            330,959          6,665,768         351,778
     1,246             (359)        (618)             3,727             81,551           4,264
     7,208           23,405        6,424             36,763            101,345          61,898
     7,536           94,397       19,022             26,041            555,691         177,753
----------      -----------     --------        -----------       ------------     -----------
    15,990          117,443       24,828             66,531            738,587         243,915
        --          103,906      196,783             66,231          1,862,623         709,380
    (1,577)      (1,099,761)     (82,250)          (193,327)          (539,369)       (594,357)
   117,580         (357,551)       5,306            250,681           (111,164)        863,805
----------      -----------     --------        -----------       ------------     -----------
   116,003       (1,353,406)     119,839            123,585          1,212,090         978,828
----------      -----------     --------        -----------       ------------     -----------
   131,993       (1,235,963)     144,667            190,116          1,950,677       1,222,743
----------      -----------     --------        -----------       ------------     -----------
$  131,993      $   319,484     $257,625        $   521,075       $  8,616,445     $ 1,574,521
==========      ===========     ========        ===========       ============     ===========

Oppenheimer     Putnam VT       Putnam VT
Main Street     Growth & Income Health Sciences Scudder VIT       Scudder VIT      Scudder VIT
Growth & Income Class IB        Class IB        EAFE Equity Index Equity 500 Index Small Cap Index
Subaccount      Subaccount      Subaccount      Subaccount        Subaccount       Subaccount
--------------------------------------------------------------------------------------------------
$1,706,180      $   241,086     $     --        $ 1,127,505       $ 12,404,722     $   968,411
    10,129            5,491           (3)            59,868             95,803         (17,727)
   (55,174)           1,873           --             (3,337)           (92,311)        104,475
   502,504          118,017          268            425,043          6,589,479       3,446,260
----------      -----------     --------        -----------       ------------     -----------
   457,459          125,381          265            481,574          6,592,971       3,533,008
   310,759          332,371            3            334,544          3,553,390         202,375
  (676,022)         (69,655)          --           (430,327)        (1,411,871)       (684,993)
   116,708              843        8,646            267,493         13,972,090       9,447,758
----------      -----------     --------        -----------       ------------     -----------
  (248,555)         263,559        8,649            171,710         16,113,609       8,965,140
----------      -----------     --------        -----------       ------------     -----------
   208,904          388,940        8,914            653,284         22,706,580      12,498,148
----------      -----------     --------        -----------       ------------     -----------
 1,915,084          630,026        8,914          1,780,789         35,111,302      13,466,559
     6,139            9,655           (4)            35,643            328,844          22,983
    79,608           85,422          542            199,891          1,581,082         355,185
    37,867          (50,887)        (268)           316,700          2,457,053       2,878,576
----------      -----------     --------        -----------       ------------     -----------
   123,614           44,190          270            552,234          4,366,979       3,256,744
   313,583          102,464            1            619,729         23,182,117       9,583,115
  (876,284)         (44,580)        (324)        (1,199,402)       (12,342,385)     (1,481,909)
  (242,297)        (460,263)      (8,861)         1,609,585          2,799,008       1,481,248
----------      -----------     --------        -----------       ------------     -----------
  (804,998)        (402,379)      (9,184)         1,029,912         13,638,740       9,582,454
----------      -----------     --------        -----------       ------------     -----------
  (681,384)        (358,189)      (8,914)         1,582,146         18,005,719      12,839,198
----------      -----------     --------        -----------       ------------     -----------
$1,233,700      $   271,837     $     --        $ 3,362,935       $ 53,117,021     $26,305,757
==========      ===========     ========        ===========       ============     ===========

Lincoln Life Flexible Premium Variable Life
Account S

Notes to financial statements

December 31, 2004

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of Lincoln Life. The Variable Account consists of three products which are listed below:

..  CVUL
..  CVUL III and CVUL III Elite
..  CVUL 4

The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts. Certain reclassifications have been made to 2003 amounts to conform to the 2004 presentation.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of seventy-four available mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Growth Fund
  AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund (ABVPSF):
  ABVPSF Growth and Income Portfolio Class A
  ABVPSF Premier Growth Portfolio Class A
  ABVPSF Small Cap Value Portfolio Class A
  ABVPSF Technology Portfolio Class A

American Century Variable Products Group, Inc. (American Century VP):
  American Century VP Income & Growth Fund
  American Century VP Inflation Protection Fund Class 2
  American Century VP International Fund

American Funds Insurance Series (American Funds):
  American Funds Bond Fund Class 2
  American Funds Global Growth Fund Class 2
  American Funds Global Small Capitalization Fund Class 2
  American Funds Growth Fund Class 2
  American Funds Growth-Income Fund Class 2
  American Funds High-Income Bond Fund Class 2
  American Funds International Fund Class 2
  American Funds U.S. Government/AAA Rated Securities Fund Class 2

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset Fund Insurance Shares

Delaware VIP Trust (Delaware VIPT): *
  Delaware VIPT Diversified Income Series
  Delaware VIPT Emerging Markets Series
  Delaware VIPT High Yield Series
  Delaware VIPT International Equity Series
  Delaware VIPT REIT Series
  Delaware VIPT Small Cap Value Series
  Delaware VIPT Trend Series
  Delaware VIPT U.S. Growth Series
  Delaware VIPT Value Series

Janus Aspen Series:
  Janus Aspen Series Balanced Portfolio
  Janus Aspen Series Balanced Portfolio Service Shares
  Janus Aspen Series Flexible Income Portfolio
  Janus Aspen Series Flexible Income Portfolio Service Shares Janus Aspen Series Global Technology Portfolio Service Shares Janus Aspen Series Mid Cap Growth Portfolio
  Janus Aspen Series Mid Cap Growth Portfolio Service Shares Janus Aspen Series Worldwide Growth Portfolio
  Janus Aspen Series Worldwide Growth Portfolio Service Shares

Lincoln Variable Insurance Products Trust (Lincoln VIPT):*
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Equity-Income Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT International Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Social Awareness Fund

M Fund, Inc. (M Fund):
  M Fund Brandes International Equity Fund
  M Fund Business Opportunity Value Fund**
  M Fund Frontier Capital Appreciation Fund**
  M Fund Turner Core Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Capital Opportunities Series
  MFS VIT Emerging Growth Series
  MFS VIT Research Series
  MFS VIT Total Return Series
  MFS VIT Utilities Series

Lincoln Life Flexible Premium Variable Life Account S

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio I Class
  NB AMT Partners Portfolio I Class
  NB AMT Regency Portfolio I Class

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Portfolio Service Class
  Fidelity VIP Contrafund Portfolio Service Class
  Fidelity VIP Equity-Income Portfolio Service Class
  Fidelity VIP Growth Portfolio Service Class
  Fidelity VIP High Income Portfolio Service Class
  Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Small Cap
  FTVIPT Franklin Small Cap Class 2
  FTVIPT Templeton Foreign Securities Class 2
  FTVIPT Templeton Global Asset Allocation Class 2
  FTVIPT Templeton Growth Securities
  FTVIPT Templeton Growth Securities Class 2

PIMCO Advisors VIT (PIMCO VIT OPCAP):
  PIMCO VIT OPCAP Managed Portfolio

Oppenheimer Funds (Oppenheimer):
  Oppenheimer Main Street Growth & Income Fund

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth & Income Fund Class IB

Scudder VIT Funds (Scudder VIT):
  Scudder VIT EAFE Equity Index
  Scudder VIT Equity 500 Index
  Scudder VIT Small Cap Index

* Lincoln Variable Insurance Products Trust (Lincoln VIPT) funds and Delaware VIP Trust (Delaware VIPT) funds are affiliates of Lincoln Life.

** Available fund with no money invested at December 31, 2004.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2004, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. The rates are as follows.

..  CVUL at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
..  CVUL III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
..  CVUL III Elite at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
.. CVUL 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2004 and 2003 amounted to $5,586,095 and $4,638,457, respectively.

Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The administrative fees and cost of insurance charges for the years December 31, 2004 and 2003 amounted to $11,652,070 and $10,191,459, respectively.

Lincoln Life Flexible Premium Variable Life Account S

Under certain circumstances, Lincoln Life reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the years ended December 31, 2004 and 2003, no transfer fees were deducted from the variable subaccounts.

Lincoln Life Flexible Premium Variable Life Account S

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2004 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                         Unit Value Unit Value                                  Investment
                                            Commencement Beginning  End of     Units                  Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                                                                      --
  CVUL III Elite (0.70% Fee Rate)                          $ 9.23     $ 9.92         501   $    4,968    7.48%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      11.31      11.92       1,270       15,130    5.35%
AIM V.I. International Growth                                                                                      0.51%
  CVUL III Elite (0.70% Fee Rate)                           10.80      13.30         923       12,276   23.14%
  CVUL 4 (0.40% Fee Rate)                     06/29/04      12.41      14.50         205        2,977   16.90%
ABVPSF Growth and Income                                                                                           0.88%
  CVUL III Elite (0.40% Fee Rate)                           10.66      11.83     535,554    6,336,666   11.02%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.83      12.22      38,614      471,844   12.80%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      11.35      12.39      14,712      182,336    9.15%
  CVUL 4 (0.70% Fee Rate)                                   11.15      12.34         241        2,973   10.68%
ABVPSF Premier Growth                                                                                                --
  CVUL III Elite (0.40% Fee Rate)             09/13/04       9.00       9.87       1,206       11,904    9.66%
  CVUL 4 (0.10% Fee Rate)                     08/17/04       9.82      11.43       4,659       53,259   16.40%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      11.01      11.72       1,852       21,694    6.40%
  CVUL 4 (0.70% Fee Rate)                                   10.81      11.66          60          704    7.86%
ABVPSF Small Cap Value                                                                                             0.01%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.47      13.46      24,387      328,165   17.31%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      12.53      14.44       4,525       65,350   15.21%
  CVUL 4 (0.70% Fee Rate)                                   12.14      14.38       2,157       31,013   18.47%
ABVPSF Technology                                                                                                    --
  CVUL III Elite (0.70% Fee Rate)                            9.49       9.94       1,382       13,740    4.72%
  CVUL 4 (0.10% Fee Rate)                     08/17/04       8.99      11.14       9,396      104,673   23.90%
  CVUL 4 (0.20% Fee Rate)                     08/30/04       9.84      11.83       9,482      112,147   20.25%
  CVUL 4 (0.40% Fee Rate)                     12/30/04      11.94      11.94         519        6,194    0.06%
American Century VP Income & Growth                                                                                1.33%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   9.05      10.19     545,202    5,555,812   12.54%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   9.50      10.66           1           14   12.20%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.03      12.44      21,809      271,304   12.75%
  CVUL 4 (0.40% Fee Rate)                     01/08/04      11.41      12.59     148,604    1,871,400   10.37%
American Century VP Inflation Protection
 Class 2                                                                                                           1.08%
  CVUL and CVUL III Elite (0.40% Fee Rate)    11/02/04      10.62      10.68       3,929       41,966    0.61%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.47      10.70      27,147      290,543    2.27%
  CVUL 4 (0.40% Fee Rate)                     12/22/04      10.70      10.68       5,417       57,865   (0.16)%
American Century VP International                                                                                  0.49%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   8.00       9.15     416,110    3,808,262   14.47%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   8.68       9.90         620        6,140   14.12%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.65      12.77      82,240    1,050,087   19.86%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      11.52      13.12       1,449       19,004   13.87%
  CVUL 4 (0.70% Fee Rate)                                   11.44      13.07         103        1,351   14.19%
American Funds Bond Class 2                                                                                        4.57%
  CVUL (0.40% Fee Rate)                                     13.27      13.97      53,403      745,921    5.29%
  CVUL (0.70% Fee Rate)                                     13.12      13.77         395        5,443    4.98%
American Funds Global Growth Class 2                                                                               0.16%
  CVUL (0.40% Fee Rate)                                      8.49       9.60     125,684    1,206,057   13.03%
  CVUL (0.70% Fee Rate)                                      8.40       9.46       3,212       30,397   12.70%
  CVUL III Elite (0.40% Fee Rate)             07/12/04      10.44      11.59      45,337      525,601   11.03%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.12      11.62     297,416    3,454,663   14.82%
  CVUL 4 (0.70% Fee Rate)                     12/02/04      11.31      11.57         621        7,190    2.32%
American Funds Global Small Capitalization
 Class 2                                                                                                             --
  CVUL III Elite (0.40% Fee Rate)                           14.50      17.46       9,342      163,100   20.40%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.57      13.37       5,154       68,936   26.50%
  CVUL 4 (0.40% Fee Rate)                                   12.49      15.04      10,624      159,783   20.40%
  CVUL 4 (0.70% Fee Rate)                     12/02/04      14.43      14.97         486        7,270    3.79%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
American Funds Growth Class 2                                                                                       0.20%
  CVUL and CVUL III Elite (0.40% Fee Rate)                 $10.52     $11.79     903,017   $10,643,420   12.05%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  10.39      11.60      11,891       137,996   11.71%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.48      12.20      94,262     1,150,319   16.45%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.00      11.43      67,140       767,530   14.28%
  CVUL 4 (0.40% Fee Rate)                                   11.12      12.46      91,308     1,137,567   12.05%
  CVUL 4 (0.70% Fee Rate)                                   11.10      12.40       6,462        80,143   11.70%
American Funds Growth-Income Class 2                                                                                1.07%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  12.23      13.45     251,494     3,382,158    9.93%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  12.08      13.24       5,094        67,426    9.60%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.79      12.07      91,329     1,102,517   11.83%
  CVUL 4 (0.40% Fee Rate)                                   11.34      12.47      52,205       650,955    9.93%
  CVUL 4 (0.70% Fee Rate)                                   11.33      12.41       4,424        54,917    9.61%
American Funds High-Income Bond Class 2                                                                             5.78%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  13.54      14.78     426,056     6,299,118    9.16%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  13.37      14.55          39           564    8.83%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.86      11.61     169,540     1,967,753    6.89%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.12      10.72      82,208       881,262    5.88%
  CVUL 4 (0.40% Fee Rate)                                   10.96      11.96      20,714       247,718    9.16%
  CVUL 4 (0.70% Fee Rate)                                   10.94      11.91       1,791        21,319    8.83%
American Funds International Class 2                                                                                3.05%
  CVUL III Elite (0.40% Fee Rate)                           11.93      14.18     139,447     1,977,432   18.84%
  CVUL III Elite (0.70% Fee Rate)                           11.85      14.04           1            16   18.49%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.46      13.45       4,710        63,359   17.36%
  CVUL 4 (0.40% Fee Rate)                                   12.09      14.37      24,303       349,311   18.84%
  CVUL 4 (0.70% Fee Rate)                                   12.08      14.31       1,112        15,916   18.47%
American Funds U.S. Government/AAA-
 Rated Securities Class 2                                                                                           4.45%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  12.91      13.28     553,518     7,350,404    2.89%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.31      10.42     211,994     2,208,968    1.06%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.12      10.20      13,940       142,246    0.86%
  CVUL 4 (0.40% Fee Rate)                                    9.99      10.28      20,383       209,487    2.89%
  CVUL 4 (0.70% Fee Rate)                                    9.97      10.23         227         2,323    2.61%
Baron Capital Asset                                                                                                   --
  CVUL and CVUL III Elite (0.40% Fee Rate)                  14.08      17.62     439,629     7,748,056   25.14%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  13.70      17.10       4,550        77,791   24.76%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.61      13.37     211,135     2,823,741   26.06%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.17      12.46      33,050       411,646   22.48%
  CVUL 4 (0.40% Fee Rate)                     01/08/04      11.43      14.03      18,808       263,828   22.75%
  CVUL 4 (0.70% Fee Rate)                     08/19/04      11.18      13.96         792        11,062   24.86%
Delaware VIPT Diversified Income                                                                                      --
  CVUL and CVUL III Elite (0.40% Fee Rate)    11/01/04      10.76      11.04       5,604        61,858    2.54%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.41      11.06      29,121       322,035    6.26%
  CVUL 4 (0.40% Fee Rate)                     12/22/04      10.99      11.04       6,318        69,728    0.42%
  CVUL 4 (0.70% Fee Rate)                     12/02/04      10.86      11.02       1,940        21,373    1.45%
Delaware VIPT Emerging Markets                                                                                        --
  CVUL and CVUL III Elite (0.40% Fee Rate)    11/02/04      12.31      13.96      12,827       179,073   13.39%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.90      13.99       5,220        73,017   28.28%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.24      12.86      30,387       390,644   25.57%
  CVUL 4 (0.40% Fee Rate)                     10/14/04      11.85      13.96       6,410        89,485   17.79%
Delaware VIPT High Yield                                                                                            5.05%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.64      12.11      81,548       987,539   13.79%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   9.88      11.21       3,921        43,932   13.45%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.12      12.07      15,789       190,530    8.49%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      10.92      12.31      43,494       535,358   12.68%
  CVUL 4 (0.70% Fee Rate)                                   10.80      12.25       1,140        13,975   13.45%
Delaware VIPT International Value Equity                                                                            2.24%
  CVUL (0.40% Fee Rate)                                     12.09      14.66      56,860       833,692   21.30%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
Delaware VIPT REIT                                                                                                  1.44%
  CVUL and CVUL III Elite (0.40% Fee Rate)                 $20.28     $26.54      164,151  $ 4,356,382   30.85%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      12.08      14.52      156,201    2,268,279   20.18%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.44      11.98       37,410      448,279   14.79%
  CVUL 4 (0.40% Fee Rate)                                   11.56      15.13       34,098      515,860   30.85%
  CVUL 4 (0.70% Fee Rate)                                   11.54      15.06        2,708       40,792   30.46%
Delaware VIPT Small Cap Value                                                                                       0.18%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  17.90      21.66      318,449    6,897,810   21.00%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  16.15      19.48        1,551       30,231   20.63%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.01      13.54      303,065    4,102,639   22.98%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.07      12.08       34,799      420,320   19.99%
  CVUL 4 (0.40% Fee Rate)                                   11.83      14.31       57,390      821,170   21.00%
  CVUL 4 (0.70% Fee Rate)                                   11.81      14.24        1,326       18,889   20.63%
Delaware VIPT Trend                                                                                                   --
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.59      11.88       79,317      941,902   12.16%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  10.48      11.72       12,374      144,979   11.82%
  CVUL 4 (0.10% Fee Rate)                     08/17/04       9.97      12.02       16,679      200,505   20.61%
  CVUL 4 (0.40% Fee Rate)                                   11.34      12.72        7,773       98,850   12.16%
  CVUL 4 (0.70% Fee Rate)                                   11.32      12.66          605        7,662   11.82%
Delaware VIPT U.S. Growth                                                                                             --
  CVUL 4 (0.10% Fee Rate)                     08/17/04       9.76      11.11           96        1,063   13.79%
  CVUL 4 (0.40% Fee Rate)                     06/29/04      10.58      11.22           91        1,025    6.00%
Delaware VIPT Value                                                                                                 0.69%
  CVUL III Elite (0.40% Fee Rate)                           10.99      12.58          798       10,033   14.47%
  CVUL III Elite (0.70% Fee Rate)                           10.92      12.46        2,660       33,147   14.13%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.06      12.58        4,782       60,159   13.77%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      11.41      12.79        4,839       61,873   12.03%
  CVUL 4 (0.70% Fee Rate)                                   11.15      12.73          655        8,335   14.13%
Fidelity VIP Asset Manager Service Class                                                                            2.49%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.26      10.76      784,624    8,444,662    4.94%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  10.53      11.02        7,956       87,686    4.62%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.35      11.09      127,437    1,412,719    7.08%
  CVUL 4 (0.40% Fee Rate)                                   10.54      11.06       17,668      195,385    4.94%
Fidelity VIP Contrafund Service Class                                                                               0.20%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.58      12.15      672,443    8,172,868   14.88%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  10.73      12.29       15,593      191,682   14.53%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.77      12.57      521,942    6,558,457   16.62%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.06      11.51      165,432    1,903,369   14.38%
  CVUL 4 (0.40% Fee Rate)                                   11.42      13.11      191,577    2,512,532   14.88%
Fidelity VIP Equity-Income Service Class                                                                            0.44%
  CVUL III Elite (0.40% Fee Rate)                           11.43      12.68      105,068    1,331,784   10.94%
  CVUL III Elite (0.70% Fee Rate)                           11.35      12.55            2           31   10.61%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.06      12.44      184,605    2,295,974   12.41%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.04      11.08      143,621    1,591,137   10.37%
  CVUL 4 (0.40% Fee Rate)                                   11.45      12.71       41,990      533,490   10.94%
  CVUL 4 (0.70% Fee Rate)                                   11.44      12.65          824       10,420   10.60%
Fidelity VIP Growth Service Class                                                                                   0.16%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.78       8.00    2,206,165   17,653,109    2.85%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   8.36       8.57        3,014       25,834    2.54%
  CVUL 4 (0.10% Fee Rate)                     08/17/04       9.77      11.02      457,232    5,038,133   12.81%
  CVUL 4 (0.40% Fee Rate)                                   11.18      11.50       40,411      464,730    2.85%
  CVUL 4 (0.70% Fee Rate)                                   11.16      11.45           54          624    2.54%
Fidelity VIP High Income Service Class                                                                              7.79%
  CVUL (0.40% Fee Rate)                                      9.52      10.38       12,229      126,944    9.03%
Fidelity VIP Overseas Service Class                                                                                 0.89%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   8.22       9.29      204,043    1,896,193   13.03%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   8.14       9.17        1,569       14,395   12.70%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.82      12.95      173,944    2,252,995   19.65%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.16      11.91       98,127    1,168,802   17.28%
  CVUL 4 (0.40% Fee Rate)                                   12.22      13.82        5,170       71,433   13.03%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap                                                                                             --
  CVUL III Elite (0.40% Fee Rate)                          $11.12     $12.38       28,293  $   350,173   11.26%
  CVUL III Elite (0.70% Fee Rate)                           11.05      12.26          734        8,996   10.92%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.18      12.09       49,068      593,262   18.82%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      12.16      13.06        8,709      113,775    7.48%
FTVIPT Franklin Small Cap Class 2                                                                                     --
  CVUL (0.40% Fee Rate)                                      7.89       8.76    1,063,749    9,315,602   11.03%
  CVUL (0.70% Fee Rate)                                      7.80       8.64        6,893       59,541   10.70%
FTVIPT Templeton Foreign Securities Class 2                                                                         1.04%
  CVUL (0.40% Fee Rate)                                      9.82      11.59      229,490    2,659,246   18.06%
FTVIPT Templeton Global Asset Allocation
 Class 2                                                                                                            3.04%
  CVUL (0.40% Fee Rate)                                     12.45      14.35       21,307      305,818   15.26%
FTVIPT Templeton Growth Securities                                                                                  1.34%
  CVUL III Elite (0.40% Fee Rate)                           11.51      13.32       60,671      808,261   15.78%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.23      12.92        6,314       81,597   15.13%
  CVUL 4 (0.40% Fee Rate)                     05/07/04      11.84      13.53       18,815      254,562   14.23%
  CVUL 4 (0.70% Fee Rate)                     08/19/04      11.79      13.47          762       10,265   14.27%
FTVIPT Templeton Growth Securities Class 2                                                                          1.27%
  CVUL (0.40% Fee Rate)                                     12.77      14.75       28,364      418,507   15.56%
Janus Aspen Series Balanced                                                                                         2.08%
  CVUL (0.40% Fee Rate)                                     10.75      11.62    1,691,883   19,668,032    8.09%
  CVUL (0.70% Fee Rate)                                     11.39      12.28          282        3,461    7.78%
Janus Aspen Series Balanced Service Shares                                                                          5.20%
  CVUL III Elite (0.40% Fee Rate)                           10.75      11.59       49,413      572,938    7.86%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.51      11.46      317,873    3,644,212    9.12%
  CVUL 4 (0.40% Fee Rate)                                   10.57      11.41      107,658    1,227,896    7.86%
  CVUL 4 (0.70% Fee Rate)                     08/19/04      10.47      11.35        1,027       11,658    8.46%
Janus Aspen Series Flexible Income                                                                                  5.58%
  CVUL (0.40% Fee Rate)                                     13.37      13.84       83,739    1,159,007    3.55%
  CVUL (0.70% Fee Rate)                                     13.22      13.65        1,039       14,175    3.24%
Janus Aspen Series Flexible Income Service
 Shares                                                                                                             6.37%
  CVUL III Elite (0.40% Fee Rate)                           11.54      11.92      462,088    5,506,352    3.29%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.37      10.56        9,616      101,501    1.82%
  CVUL 4 (0.40% Fee Rate)                                   10.09      10.42        4,009       41,767    3.29%
  CVUL 4 (0.70% Fee Rate)                     08/19/04      10.22      10.37          880        9,128    1.51%
Janus Aspen Series Global Technology
 Service Shares                                                                                                       --
  CVUL (0.40% Fee Rate)                                      4.18       4.18       72,331      302,504    0.17%
Janus Aspen Series Mid Cap Growth                                                                                     --
  CVUL (0.40% Fee Rate)                                      5.45       6.56      780,008    5,113,095   20.27%
  CVUL (0.70% Fee Rate)                                      7.19       8.62        1,926       16,598   19.91%
Janus Aspen Series Mid Cap Growth Service
 Shares                                                                                                               --
  CVUL III Elite (0.40% Fee Rate)                           10.15      12.18       60,520      737,005   19.99%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.59      12.97      255,123    3,308,590   22.47%
  CVUL 4 (0.40% Fee Rate)                     05/07/04      11.50      13.54       33,780      457,352   17.70%
  CVUL 4 (0.70% Fee Rate)                                   11.27      13.48          157        2,116   19.62%
Janus Aspen Series Worldwide Growth                                                                                 0.94%
  CVUL (0.40% Fee Rate)                                      7.85       8.19    1,280,425   10,492,136    4.36%
  CVUL (0.70% Fee Rate)                                      8.92       9.28       11,075      102,774    4.05%
Janus Aspen Series Worldwide Growth
 Service Shares                                                                                                     1.24%
  CVUL III Elite (0.40% Fee Rate)                            9.74      10.14      107,913    1,094,697    4.11%
  CVUL III Elite (0.70% Fee Rate)                            9.69      10.06            1           13    3.80%
  CVUL 4 (0.40% Fee Rate)                     03/25/04      11.46      11.72       26,433      309,813    2.26%
Lincoln VIPT Aggressive Growth                                                                                        --
  CVUL (0.40% Fee Rate)                       12/01/04      11.06      11.33        4,521       51,205    2.38%
  CVUL III Elite (0.40% Fee Rate)             07/12/04      10.49      11.76       27,131      319,023   12.07%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.05      11.95        5,120       61,209   18.99%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond                                                                                                   4.38%
  CVUL and CVUL III Elite (0.40% Fee Rate)                 $13.97     $14.65    1,654,512  $24,243,421    4.88%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  13.97      14.61        3,835       56,031    4.57%
  CVUL III (0.35% Fee Rate)                                 10.19      10.70      815,536    8,723,399    4.93%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.53      10.80      353,259    3,816,614    2.56%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.15      10.36      178,751    1,852,726    2.17%
  CVUL 4 (0.40% Fee Rate)                                   10.15      10.64      261,160    2,779,755    4.88%
  CVUL 4 (0.70% Fee Rate)                                   10.13      10.60        2,381       25,233    4.57%
Lincoln VIPT Capital Appreciation                                                                                     --
  CVUL and CVUL III Elite (0.40% Fee Rate)                   6.87       7.20      332,459    2,395,326    4.86%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   7.88       8.24        2,732       22,515    4.55%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.39      11.59       73,664      853,990   11.57%
Lincoln VIPT Equity-Income                                                                                          1.21%
  CVUL (0.40% Fee Rate)                                     11.77      12.87      383,650    4,937,869    9.33%
Lincoln VIPT Global Asset Allocation                                                                                0.32%
  CVUL (0.40% Fee Rate)                       12/01/04      11.39      11.65        1,348       15,701    2.29%
  CVUL III Elite (0.40% Fee Rate)             09/03/04      11.25      12.50          230        2,870   11.12%
  CVUL 4 (0.10% Fee Rate)                     09/08/04      10.89      12.04        2,583       31,107   10.55%
  CVUL 4 (0.40% Fee Rate)                     12/17/04      11.93      12.17       48,375      588,586    2.01%
Lincoln VIPT International                                                                                          1.78%
  CVUL III Elite (0.40% Fee Rate)                           13.04      15.71       10,141      159,343   20.45%
  CVUL III Elite (0.70% Fee Rate)                           12.95      15.56          677       10,536   20.09%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.65      13.90       26,494      368,182   19.33%
  CVUL 4 (0.40% Fee Rate)                     01/08/04      12.06      14.21       17,829      253,386   17.88%
Lincoln VIPT Money Market                                                                                           0.90%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  11.17      11.23    2,137,500   23,997,338    0.48%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  11.20      11.22       14,028      157,428    0.18%
  CVUL 4 (0.10% Fee Rate)                     07/23/04      10.04      10.09    1,224,967   12,360,837    0.51%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.00      10.04        1,441       14,475    0.39%
  CVUL 4 (0.40% Fee Rate)                                   10.01      10.06      931,025    9,361,611    0.48%
  CVUL 4 (0.70% Fee Rate)                                    9.99      10.01          819        8,198    0.21%
Lincoln VIPT Social Awareness                                                                                       0.96%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   9.12      10.23       26,094      267,008   12.25%
  CVUL 4 (0.10% Fee Rate)                     09/08/04      11.06      12.35        1,465       18,101   11.66%
  CVUL 4 (0.40% Fee Rate)                     12/30/04      12.58      12.57          493        6,194   (0.10)%
  CVUL 4 (0.70% Fee Rate)                                   11.18      12.51           54          676   11.92%
M Fund Brandes International Equity                                                                                 1.16%
  CVUL 4 (0.40% Fee Rate)                     10/14/04      12.46      14.30        9,230      131,993   14.73%
MFS VIT Capital Opportunities                                                                                       0.39%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.89       8.84       32,548      287,807   12.01%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   8.32       9.29        1,223       11,365   11.68%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.30      11.96        1,031       12,336   16.14%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      10.94      12.18          655        7,976   11.34%
MFS VIT Emerging Growth                                                                                               --
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.14       8.03       15,228      122,342   12.51%
  CVUL 4 (0.10% Fee Rate)                     08/17/04       9.81      11.86        4,995       59,252   20.95%
  CVUL 4 (0.40% Fee Rate)                                   10.79      12.14        6,264       76,031   12.51%
MFS VIT Research                                                                                                    1.09%
  CVUL (0.40% Fee Rate)                                      8.00       9.23       55,537      512,501   15.39%
  CVUL (0.70% Fee Rate)                                      8.30       9.55          898        8,574   15.04%
MFS VIT Total Return                                                                                                1.59%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  12.64      14.01      599,576    8,402,200   10.88%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  12.39      13.69        3,610       49,422   10.54%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.76      11.81        6,752       79,705    9.74%
  CVUL 4 (0.40% Fee Rate)                     09/08/04      11.08      11.85        7,181       85,118    7.02%
MFS VIT Utilities                                                                                                   1.01%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   9.56      12.40       68,675      851,790   29.68%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.81      14.39        7,201      103,638   21.90%
  CVUL 4 (0.40% Fee Rate)                     06/02/04      11.50      14.42       42,944      619,093   25.40%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                                                                                                 --
  CVUL and CVUL III Elite (0.40% Fee Rate)                 $ 8.47     $ 9.81      925,182  $ 9,077,836   15.84%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   9.61      11.10        2,615       29,028   15.50%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.29      12.44       17,266      214,712   20.84%
  CVUL 4 (0.20% Fee Rate)                     08/30/04       9.92      11.77       81,510      959,786   18.71%
  CVUL 4 (0.40% Fee Rate)                                   10.98      12.71       23,387      297,364   15.84%
  CVUL 4 (0.70% Fee Rate)                     12/02/04      12.26      12.66          574        7,268    3.24%
NB AMT Partners                                                                                                     0.01%
  CVUL (0.40% Fee Rate)                                     10.27      12.17       31,932      388,592   18.50%
NB AMT Regency                                                                                                      0.05%
  CVUL III Elite (0.40% Fee Rate)             03/24/04      13.45      16.12          631       10,175   19.81%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.58      13.85        3,247       44,955   19.55%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.01      11.76       98,589    1,159,336   17.52%
  CVUL 4 (0.40% Fee Rate)                                   11.94      14.55       13,343      194,084   21.87%
  CVUL 4 (0.70% Fee Rate)                                   11.92      14.48        2,970       43,013   21.51%
PIMCO VIT OPCAP Managed                                                                                             0.94%
  CVUL (0.40% Fee Rate)                                     10.23      11.28       51,380      579,744   10.32%
Oppenheimer Main Street Growth &
 Income                                                                                                             0.84%
  CVUL (0.40% Fee Rate)                                      8.92       9.72      124,384    1,209,253    9.02%
  CVUL (0.70% Fee Rate)                                      9.20      10.00        2,445       24,447    8.70%
Putnam VT Growth & Income Class IB                                                                                  3.03%
  CVUL III Elite (0.40% Fee Rate)                           10.73      11.88       22,883      271,837   10.67%
Scudder VIT EAFE Equity Index                                                                                       1.78%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.32       8.68      315,802    2,741,209   18.59%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      11.29      13.52       19,372      261,949   19.81%
  CVUL 4 (0.40% Fee Rate)                     04/27/04      12.36      14.21       25,325      359,777   14.96%
Scudder VIT Equity 500 Index                                                                                        1.14%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   8.43       9.28    1,801,614   16,721,765   10.15%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   8.77       9.63        3,020       29,095    9.82%
  CVUL III (0.35% Fee Rate)                                 11.84      13.05    2,056,169   26,827,747   10.21%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.70      12.05      458,429    5,523,727   12.61%
  CVUL 4 (0.20% Fee Rate)                     08/30/04      10.01      11.09      115,009    1,275,397   10.81%
  CVUL 4 (0.40% Fee Rate)                     01/08/04      11.34      12.26      223,103    2,734,679    8.12%
  CVUL 4 (0.70% Fee Rate)                                   11.11      12.20          378        4,611    9.81%
Scudder VIT Small Cap Index                                                                                         0.47%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  13.21      15.49      171,708    2,660,246   17.29%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  12.83      15.01            1            9   16.94%
  CVUL III (0.35% Fee Rate)                                 13.35      15.66    1,437,859   22,520,755   17.35%
  CVUL 4 (0.10% Fee Rate)                     08/17/04      10.37      12.78       29,838      381,455   23.24%
  CVUL 4 (0.40% Fee Rate)                                   11.97      14.03       52,966      743,292   17.29%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

Lincoln Life Flexible Premium Variable Life Account S

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                         Unit Value Unit Value                                  Investment
                                            Commencement Beginning  End of     Units                  Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets Return(2) Ratio(3)
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                                                                      --
  CVUL III Elite (0.70% Fee Rate)              3/14/03     $ 6.85     $ 9.23         328   $    3,028   34.68%
AIM V.I. International Growth                                                                                      0.68%
  CVUL III Elite (0.70% Fee Rate)                            8.43      10.80       1,818       19,640   28.17%
ABVPSF Growth and Income                                                                                           1.06%
  CVUL III Elite (0.70% Fee Rate)              1/31/03       7.92      10.59         195        2,063   33.66%
  CVUL III Elite (0.40% Fee Rate)                            8.08      10.66     465,069    4,956,618   31.97%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.35      11.15         117        1,299    7.74%
ABVPSF Premier Growth                                                                                                --
  CVUL III Elite (0.70% Fee Rate)              1/31/03       7.16       9.06         111        1,001   26.51%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.58      10.81          28          302    2.20%
ABVPSF Small Cap Value                                                                                               --
  CVUL 4 (0.70% Fee Rate)                     10/28/03      11.11      12.14          12          146    9.22%
ABVPSF Technology                                                                                                    --
  CVUL III Elite (0.70% Fee Rate)             12/12/03       9.23       9.49         949        9,013    2.81%
American Century VP Income & Growth                                                                                1.18%
  CVUL and CVUL III Elite (0.70% Fee Rate)     3/14/03       6.94       9.50         325        3,090   36.95%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.03       9.05     871,253    7,889,001   28.84%
American Century VP International                                                                                  0.70%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   7.02       8.68       3,408       29,572   23.64%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   6.45       8.00     661,003    5,285,040   24.01%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.76      11.44          89        1,021    6.33%
American Funds Bond Class 2                                                                                        3.20%
  CVUL (0.70% Fee Rate)                                     11.71      13.12         543        7,130   12.01%
  CVUL (0.40% Fee Rate)                                     11.81      13.27     269,918    3,580,570   12.35%
American Funds Global Growth Class 2                                                                               0.22%
  CVUL (0.70% Fee Rate)                                      6.25       8.40       4,418       37,094   34.34%
  CVUL (0.40% Fee Rate)                                      6.30       8.49      45,758      388,480   34.74%
American Funds Global Small Capitalization
 Class 2                                                                                                           0.27%
  CVUL III Elite (0.40% Fee Rate)                            9.48      14.50       1,467       21,269   52.92%
  CVUL 4 (0.40% Fee Rate)                      7/28/03      10.24      12.49       4,107       51,314   22.02%
American Funds Growth Class 2                                                                                      0.11%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   7.65      10.39      27,402      284,660   35.85%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.72      10.52     705,570    7,422,029   36.26%
  CVUL 4 (0.40% Fee Rate)                       9/2/03      10.35      11.12       4,681       52,048    7.40%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.63      11.10         219        2,430    4.43%
American Funds Growth-Income Class 2                                                                               1.02%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   9.18      12.08      12,455      150,399   31.50%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   9.27      12.23     225,814    2,762,413   31.90%
  CVUL 4 (0.40% Fee Rate)                       9/2/03      10.38      11.34       3,313       37,576    9.26%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.58      11.33         563        6,375    7.01%
American Funds High-Income Bond Class 2                                                                            7.59%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  10.39      13.37       3,100       41,437   28.61%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.50      13.54     384,494    5,207,723   29.00%
  CVUL 4 (0.40% Fee Rate)                       9/2/03      10.16      10.96       2,006       21,982    7.82%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.57      10.94         743        8,128    3.53%
American Funds International Class 2                                                                               1.81%
  CVUL III Elite (0.70% Fee Rate)                            8.85      11.85         278        3,299   33.91%
  CVUL III Elite (0.40% Fee Rate)                            8.88      11.93      16,285      194,321   34.31%
  CVUL 4 (0.40% Fee Rate)                       9/2/03      10.53      12.09       2,564       31,010   14.85%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      11.32      12.08          90        1,085    6.71%
American Funds U.S. Government/AAA-Rated
 Securities Class 2                                                                                                3.58%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  12.58      12.77         705        9,005    1.56%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  12.67      12.91     610,100    7,874,147    1.87%
  CVUL 4 (0.40% Fee Rate)                       9/2/03       9.75       9.99       3,490       34,856    2.48%
  CVUL 4 (0.70% Fee Rate)                     10/28/03       9.94       9.97         192        1,918    0.37%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset                                                                                                   --
  CVUL and CVUL III Elite (0.70% Fee Rate)                 $10.61     $13.70        3,800  $    52,074   29.11%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.88      14.08      384,118    5,409,838   29.49%
Delaware VIPT High Yield                                                                                            5.99%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   7.73       9.88        5,098       50,357   27.85%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   8.30      10.64       73,248      779,563   28.23%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.40      10.80          388        4,190    3.89%
Delaware VIPT International Value Equity                                                                            0.29%
  CVUL (0.40% Fee Rate)                                      8.46      12.09       21,469      259,512   42.83%
Delaware VIPT Value                                                                                                 1.68%
  CVUL III Elite (0.70% Fee Rate)              1/31/03       8.41      10.92        1,926       21,033   29.83%
  CVUL III Elite (0.40% Fee Rate)              1/15/03       8.93      10.99          828        9,093   22.98%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.36      11.15          481        5,370    7.65%
Delaware VIPT REIT                                                                                                  2.45%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  13.47      17.93        1,865       33,433   33.09%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  15.19      20.28      103,255    2,094,148   33.49%
  CVUL 4 (0.40% Fee Rate)                       9/2/03      10.38      11.56        3,291       38,047   11.42%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.65      11.54          913       10,539    8.40%
Delaware VIPT Small Cap Value                                                                                       0.34%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  11.46      16.15        6,193      100,021   40.99%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  12.66      17.90      415,253    7,433,773   41.41%
  CVUL 4 (0.40% Fee Rate)                       9/2/03      10.68      11.83        2,574       30,433   10.71%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      11.07      11.81          701        8,274    6.70%
Delaware VIPT Trend                                                                                                   --
  CVUL and CVUL III Elite (0.70% Fee Rate)                   7.81      10.48        5,967       62,518   34.16%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.87      10.59       56,635      599,660   34.56%
  CVUL 4 (0.40% Fee Rate)                      7/28/03      10.02      11.34        2,017       22,875   13.14%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.88      11.32          434        4,912    4.12%
Fidelity VIP Asset Manager Service Class                                                                            2.72%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   9.00      10.53        8,360       88,076   17.08%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   8.73      10.26      829,964    8,512,297   17.44%
  CVUL 4 (0.40% Fee Rate)                      7/28/03       9.87      10.54        1,028       10,832    6.74%
Fidelity VIP Contrafund Service Class                                                                               0.32%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   8.42      10.73       12,068      129,515   27.46%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   8.28      10.58      892,629    9,443,871   27.84%
  CVUL 4 (0.40% Fee Rate)                      7/28/03      10.09      11.42       34,158      389,956   13.18%
Fidelity VIP Equity-Income Service Class                                                                            0.90%
  CVUL III Elite (0.70% Fee Rate)              3/14/03       8.09      11.35          608        6,898   40.23%
  CVUL III Elite (0.40% Fee Rate)                            8.81      11.43       28,034      320,310   29.70%
  CVUL 4 (0.40% Fee Rate)                      7/28/03       9.98      11.45       12,526      143,458   14.72%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.47      11.44          624        7,131    9.24%
Fidelity VIP Growth Service Class                                                                                   0.18%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   6.34       8.36        4,839       40,448   31.86%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   5.88       7.78    3,285,744   25,562,709   32.25%
  CVUL 4 (0.40% Fee Rate)                      7/28/03       9.94      11.18       10,526      117,692   12.49%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.77      11.16           27          297    3.70%
Fidelity VIP High Income Service Class                                                                              4.13%
  CVUL (0.40% Fee Rate)                                      7.53       9.52       87,456      832,642   26.46%
Fidelity VIP Overseas Service Class                                                                                 0.54%
  CVUL and CVUL III Elite (0.70% Fee Rate)    12/12/03       7.78       8.14        1,110        9,038    4.60%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   5.76       8.22      256,210    2,106,426   42.63%
  CVUL 4 (0.40% Fee Rate)                      7/28/03      10.01      12.22        4,208       51,434   22.07%
FTVIPT Franklin Small Cap                                                                                             --
  CVUL III Elite (0.70% Fee Rate)                            8.09      11.05          759        8,383   36.65%
  CVUL III Elite (0.40% Fee Rate)                            8.12      11.12       24,296      270,290   37.06%
FTVIPT Franklin Small Cap Class 2                                                                                     --
  CVUL (0.70% Fee Rate)                                      5.73       7.80        5,958       46,490   36.29%
  CVUL (0.40% Fee Rate)                                      5.77       7.89    1,150,319    9,073,020   36.70%
FTVIPT Templeton Foreign Securities Class 2                                                                         1.67%
  CVUL (0.70% Fee Rate)                                      7.38       9.69        5,521       53,488   31.29%
  CVUL (0.40% Fee Rate)                                      7.45       9.82      183,590    1,802,041   31.69%

Lincoln Life Flexible Premium Variable Life Account S

                                                          Unit Value Unit Value                                   Investment
                                             Commencement Beginning  End of     Units                   Total     Income
Subaccount                                   Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Asset Allocation
 Class 2                                                                                                             2.32%
  CVUL (0.40% Fee Rate)                                     $ 9.48     $12.45       43,285  $   539,033   31.43%
FTVIPT Templeton Growth Securities                                                                                   2.05%
  CVUL III Elite (0.40% Fee Rate)              12/31/02       8.71      11.51       22,304      256,640   32.09%
FTVIPT Templeton Growth Securities Class 2                                                                           2.12%
  CVUL (0.40% Fee Rate)                                       9.70      12.77       12,117      154,714   31.61%
Janus Aspen Series Balanced                                                                                          2.26%
  CVUL (0.70% Fee Rate)                          7/7/03      10.77      11.39          205        2,340    5.78%
  CVUL (0.40% Fee Rate)                                       9.47      10.75    2,664,677   28,657,203   13.59%
Janus Aspen Series Balanced Service Shares                                                                           2.02%
  CVUL III Elite (0.70% Fee Rate)                             9.45      10.68          717        7,656   12.93%
  CVUL III Elite (0.40% Fee Rate)                             9.49      10.75       60,423      649,553   13.27%
  CVUL 4 (0.40% Fee Rate)                        9/2/03       9.96      10.57        2,066       21,845    6.14%
Janus Aspen Series Flexible Income                                                                                   5.34%
  CVUL (0.70% Fee Rate)                                      12.51      13.22        1,428       18,883    5.65%
  CVUL (0.40% Fee Rate)                                      12.61      13.37       89,088    1,190,779    5.97%
Janus Aspen Series Flexible Income Service
 Shares                                                                                                              4.22%
  CVUL III Elite (0.70% Fee Rate)               1/31/03      10.86      11.46           80          915    5.46%
  CVUL III Elite (0.40% Fee Rate)                            10.90      11.54      415,160    4,789,359    5.80%
  CVUL 4 (0.40% Fee Rate)                       7/28/03       9.83      10.09        2,066       20,842    2.59%
Janus Aspen Series Global Technology Service
 Shares                                                                                                                --
  CVUL (0.40% Fee Rate)                                       2.86       4.18       87,398      364,914   45.89%
Janus Aspen Series Mid Cap Growth                                                                                      --
  CVUL (0.70% Fee Rate)                                       5.36       7.19        1,504       10,809   34.16%
  CVUL (0.40% Fee Rate)                                       4.05       5.45    2,033,697   11,084,824   34.56%
Janus Aspen Series Mid Cap Growth Service
 Shares                                                                                                                --
  CVUL III Elite (0.70% Fee Rate)               1/31/03       7.46      10.09          103        1,038   35.26%
  CVUL III Elite (0.40% Fee Rate)                             7.56      10.15        9,116       92,513   34.23%
  CVUL 4 (0.70% Fee Rate)                      10/28/03      10.84      11.27           69          774    3.98%
Janus Aspen Series Worldwide Growth                                                                                  1.11%
  CVUL (0.70% Fee Rate)                                       7.24       8.92        9,655       86,111   23.13%
  CVUL (0.40% Fee Rate)                                       6.36       7.85    2,093,419   16,437,168   23.50%
Janus Aspen Series Worldwide Growth Service
 Shares                                                                                                              0.94%
  CVUL III Elite (0.70% Fee Rate)               3/14/03       7.15       9.69          318        3,080   35.52%
  CVUL III Elite (0.40% Fee Rate)                             7.91       9.74       24,841      242,048   23.19%
Lincoln VIPT Bond                                                                                                    4.42%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   13.11      13.97       13,143      183,623    6.53%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   13.07      13.97    2,245,072   31,365,644    6.85%
  CVUL III (0.35% Fee Rate)                     5/22/03      10.14      10.19      453,848    4,626,321    0.56%
  CVUL 4 (0.40% Fee Rate)                       7/28/03       9.78      10.15        1,823       18,499    3.82%
  CVUL 4 (0.70% Fee Rate)                      10/28/03      10.00      10.13          793        8,040    1.35%
Lincoln VIPT Capital Appreciation                                                                                      --
  CVUL and CVUL III Elite (0.70% Fee Rate)                    5.99       7.88        2,142       16,882   31.54%
  CVUL and CVUL III Elite (0.40% Fee Rate)                    5.21       6.87      534,820    3,674,663   31.93%
Lincoln VIPT Equity-Income                                                                                           1.10%
  CVUL (0.40% Fee Rate)                                       8.93      11.77      510,448    6,009,284   31.81%
Lincoln VIPT International                                                                                           1.98%
  CVUL III Elite (0.70% Fee Rate)                             9.21      12.95          700        9,069   40.64%
  CVUL III Elite (0.40% Fee Rate)               1/15/03       9.52      13.04        4,940       64,464   36.95%
Lincoln VIPT Money Market                                                                                            0.68%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   11.20      11.20       93,053    1,042,423   (0.02)%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   11.14      11.17    3,162,880   35,340,840    0.28%
  CVUL 4 (0.40% Fee Rate)                       7/28/03      10.00      10.01       47,409      474,442    0.07%
  CVUL 4 (0.70% Fee Rate)                      10/13/03      10.00       9.99           96          955   (0.03)%

Lincoln Life Flexible Premium Variable Life Account S

                                                         Unit Value Unit Value                                   Investment
                                            Commencement Beginning  End of     Units                   Total     Income
Subaccount                                  Date(1)      of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Social Awareness                                                                                       0.48%
  CVUL and CVUL III Elite (0.70% Fee Rate)     1/31/03     $ 7.13     $ 9.53          324  $     3,090   33.70%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   6.94       9.12       26,379      240,467   31.34%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.55      11.18           22          242    5.97%
MFS VIT Capital Opportunities                                                                                       0.20%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   6.58       8.32       11,415       94,995   26.50%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   6.22       7.89      185,002    1,460,452   26.88%
MFS VIT Emerging Growth                                                                                               --
  CVUL and CVUL III Elite (0.70% Fee Rate)     1/31/03       5.36       6.98          727        5,077   30.29%
  CVUL and CVUL III Elite (0.40% Fee Rate)      6/3/03       6.31       7.14        8,549       61,052   13.13%
  CVUL 4 (0.40% Fee Rate)                      7/28/03       9.98      10.79        4,341       46,829    8.05%
MFS VIT Research                                                                                                    0.72%
  CVUL (0.70% Fee Rate)                                      6.70       8.30        1,049        8,712   23.84%
  CVUL (0.40% Fee Rate)                                      6.44       8.00       40,293      322,247   24.21%
MFS VIT Total Return                                                                                                1.83%
  CVUL and CVUL III Elite (0.70% Fee Rate)                  10.72      12.39        4,914       60,869   15.51%
  CVUL and CVUL III Elite (0.40% Fee Rate)                  10.91      12.64      522,586    6,604,899   15.86%
MFS VIT Utilities                                                                                                   2.50%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   7.07       9.56       36,777      351,778   35.35%
NB AMT Mid-Cap Growth                                                                                                 --
  CVUL and CVUL III Elite (0.70% Fee Rate)                   7.56       9.61       13,104      125,920   27.18%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   6.64       8.47    1,212,464   10,269,575   27.56%
  CVUL 4 (0.40% Fee Rate)                      7/28/03       9.93      10.98       10,193      111,878   10.50%
NB AMT Partners                                                                                                       --
  CVUL (0.40% Fee Rate)                                      7.63      10.27       19,041      195,542   34.55%
NB AMT Regency                                                                                                        --
  CVUL 4 (0.40% Fee Rate)                      7/28/03      10.21      11.94        4,958       59,179   16.95%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      11.05      11.92          634        7,559    7.81%
PIMCO VIT OPCAP Managed                                                                                             1.64%
  CVUL (0.40% Fee Rate)                                      8.43      10.23       25,842      264,306   21.27%
Oppenheimer Main Street Growth & Income                                                                             0.93%
  CVUL (0.70% Fee Rate)                                      7.31       9.20        4,906       45,128   25.84%
  CVUL (0.40% Fee Rate)                                      7.07       8.92      209,697    1,869,956   26.21%
Putnam VT Growth & Income Class IB                                                                                  1.63%
  CVUL III Elite (0.70% Fee Rate)              1/31/03       8.20      10.66          192        2,042   30.06%
  CVUL III Elite (0.40% Fee Rate)                            8.46      10.73       58,503      627,984   26.87%
Putnam VT Health Sciences Class IB                                                                                    --
  CVUL III Elite (0.70% Fee Rate)             12/12/03       8.95       9.21          968        8,914    2.87%
Scudder VIT EAFE Equity Index                                                                                       4.46%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   5.51       7.32      243,295    1,780,789   32.82%
Scudder VIT Equity 500 Index                                                                                        0.78%
  CVUL and CVUL III Elite (0.70% Fee Rate)                   6.89       8.77        2,817       24,711   27.26%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   6.60       8.43    2,416,679   20,363,490   27.65%
  CVUL III (0.35% Fee Rate)                    5/22/03       9.87      11.84    1,243,425   14,721,114   19.99%
  CVUL 4 (0.70% Fee Rate)                     10/28/03      10.45      11.11          179        1,987    6.36%
Scudder VIT Small Cap Index                                                                                         0.13%
  CVUL and CVUL III Elite (0.70% Fee Rate)     3/14/03       8.16      12.83          156        2,002   57.31%
  CVUL and CVUL III Elite (0.40% Fee Rate)                   9.06      13.21       81,451    1,075,913   45.84%
  CVUL III (0.35% Fee Rate)                    5/22/03       9.93      13.35      920,155   12,281,730   34.37%
  CVUL 4 (0.40% Fee Rate)                      7/28/03      10.16      11.97        8,936      106,914   17.72%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

Lincoln Life Flexible Premium Variable Life Account S

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                            Unit Value Unit Value                                  Investment
                                                            Beginning  End of     Units                  Total     Income
Subaccount                                                  of Period  Period     Outstanding Net Assets Return(1) Ratio(2)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth                                                                                         0.91%
  CVUL III Elite (.70% Fee Rate)                              $10.07     $ 8.43        1,053  $    8,879  (16.28)%
ABVPSF Growth and Income                                                                                              1.10%
  CVUL III Elite (.40% Fee Rate)                               10.40       8.08      391,554   3,162,066  (22.36)%
American Century VP Income & Growth                                                                                   0.91%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                8.75       7.03   708,537.99   4,979,683  (19.69)%
American Century VP International                                                                                     0.79%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)                8.88       7.02        2,039      14,309  (20.93)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                8.13       6.45      512,448   3,303,898  (20.69)%
American Funds Bond Class 2                                                                                           4.45%
  CVUL and CVUL III (.70% Fee Rate)                            11.34      11.71        1,195      14,002    3.32%
  CVUL and CVUL III (.40% Fee Rate)                            11.39      11.81       75,320     889,339    3.63%
American Funds Global Growth Class 2                                                                                  0.78%
  CVUL and CVUL III (.70% Fee Rate)                             7.37       6.25        3,786      23,665  (15.24)%
  CVUL and CVUL III (.40% Fee Rate)                             7.41       6.30       28,178     177,544  (14.98)%
American Funds Global Small Capitalization Class 2                                                                    0.42%
  CVUL III Elite (.40% Fee Rate)                               11.77       9.48          793       7,523  (19.41)%
American Funds U.S. Government/AAA-Rated Securities Class 2                                                           5.31%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               11.60      12.58          245       3,082    8.43%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               11.65      12.67      570,729   7,230,722    8.71%
American Funds Growth Class 2                                                                                         0.05%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               10.19       7.65       16,588     126,840  (24.98)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               10.26       7.72      550,556   4,250,246  (24.76)%
American Funds Growth-Income Class 2                                                                                  1.61%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               11.32       9.18       11,744     107,842  (18.91)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               11.40       9.27      150,136   1,392,470  (18.67)%
American Funds High-Income Bond Class 2                                                                              15.19%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               10.66      10.39        2,279      23,685   (2.51)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               10.74      10.50      279,081   2,930,233   (2.22)%
American Funds International Class 2                                                                                  2.25%
  CVUL III Elite (.70% Fee Rate)                               10.47       8.85          282       2,497  (15.45)%
  CVUL III Elite (.40% Fee Rate)                               10.47       8.88        9,159      81,371  (15.19)%
Baron Capital Asset                                                                                                     --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               12.46      10.61        2,525      26,799  (14.80)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               12.73      10.88      298,909   3,250,951  (14.54)%
Delaware VIPT High Yield                                                                                              8.43%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)                7.64       7.73        4,273      33,012    1.13%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                8.18       8.30       56,983     472,948    1.43%
Delaware VIPT International Value Equity                                                                              1.44%
  CVUL and CVUL III (.40% Fee Rate)                             9.48       8.46          620       5,247  (10.74)%
Delaware VIPT REIT                                                                                                    2.16%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               12.98      13.47        2,375      31,983    3.77%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               14.59      15.19      100,617   1,528,700    4.11%
Delaware VIPT Small Cap Value                                                                                         0.34%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               12.22      11.46        6,341      72,643   (6.26)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               13.46      12.66      249,369   3,156,846   (5.98)%
Delaware VIPT Trend                                                                                                     --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)                9.82       7.81          965       7,534  (20.50)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                9.87       7.87       27,977     220,142  (20.26)%
Fidelity VIP Asset Manager Service Class                                                                              3.84%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)                9.94       9.00        6,508      58,553   (9.49)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                9.62       8.73      537,799   4,696,860   (9.22)%
Fidelity VIP Contrafund Service Class                                                                                 0.65%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)                9.36       8.42        4,352      36,650  (10.06)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                9.17       8.28      754,149   6,241,193   (9.79)%
Fidelity VIP Equity-Income Service Class                                                                              0.25%
  CVUL III Elite (.40% Fee Rate)                               10.66       8.81       13,660     120,335  (17.33)%

Lincoln Life Flexible Premium Variable Life Account S

                                                    Unit Value Unit Value                                   Investment
                                                    Beginning  End of     Units                   Total     Income
Subaccount                                          of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class                                                                              0.14%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)      $ 9.15     $ 6.34        2,144  $    13,593  (30.69)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        8.46       5.88    2,947,115   17,336,824  (30.48)%
Fidelity VIP High Income Service Class                                                                        13.88%
  CVUL and CVUL III (.70% Fee Rate)                     7.26       7.47          907        6,774    2.89%
  CVUL and CVUL III (.40% Fee Rate)                     7.29       7.53       34,153      257,120    3.20%
Fidelity VIP Overseas Service Class                                                                            0.36%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        7.27       5.76       77,772      448,285  (20.66)%
FTVIPT Franklin Small Cap                                                                                      0.51%
  CVUL Elite (.70% Fee Rate)                           11.40       8.09          801        6,476  (29.03)%
  CVUL Elite (.40% Fee Rate)                           11.40       8.12       25,053      203,348  (28.82)%
FTVIPT Franklin Small Cap Class 2                                                                              0.27%
  CVUL and CVUL III (.70% Fee Rate)                     8.08       5.73        1,421        8,137  (29.18)%
  CVUL and CVUL III (.40% Fee Rate)                     8.12       5.77      969,073    5,591,524  (28.97)%
FTVIPT Templeton Foreign Securities Class 2                                                                    1.38%
  CVUL and CVUL III (.70% Fee Rate)                     9.13       7.38        6,659       49,138  (19.15)%
  CVUL and CVUL III (.40% Fee Rate)                     9.19       7.45       80,916      603,129  (18.89)%
FTVIPT Templeton Global Asset Allocation Class 2                                                               2.66%
  CVUL and CVUL III (.70% Fee Rate)                     9.91       9.41           --           --   (5.06)%
  CVUL and CVUL III (.40% Fee Rate)                     9.95       9.48       10,036       95,091   (4.77)%
FTVIPT Templeton Growth Securities Class 2                                                                     1.46%
  CVUL and CVUL III (.40% Fee Rate)                    11.95       9.70       11,029      106,991  (18.82)%
Janus Aspen Series Balanced                                                                                    2.56%
  CVUL and CVUL III (.40% Fee Rate)                    10.16       9.47    2,546,557   24,109,343   (6.82)%
Janus Aspen Series Balanced Service Shares                                                                     2.49%
  CVUL III Elite (.70% Fee Rate)                       10.20       9.45          212        2,009   (7.34)%
  CVUL III Elite (.40% Fee Rate)                       10.21       9.49       25,099      238,217   (7.05)%
Janus Aspen Series Flexible Income                                                                             6.48%
  CVUL and CVUL III (.70% Fee Rate)                    11.41      12.51        1,263       15,804    9.71%
  CVUL and CVUL III (.40% Fee Rate)                    11.46      12.61       28,298      356,924   10.04%
Janus Aspen Series Flexible Income Service Shares                                                              5.40%
  CVUL III Elite (.40% Fee Rate)                        9.94      10.90      311,477    3,396,235    9.72%
Janus Aspen Series Global Technology Service Shares                                                              --
  CVUL and CVUL III (.40% Fee Rate)                     4.87       2.86       13,030       37,295  (41.18)%
Janus Aspen Series Mid Cap Growth                                                                                --
  CVUL and CVUL III (.70% Fee Rate)                     7.49       5.36          684        3,664  (28.44)%
  CVUL and CVUL III (.40% Fee Rate)                     5.64       4.05    1,877,512    7,605,036  (28.22)%
Janus Aspen Series Mid Cap Growth Service Shares                                                                 --
  CVUL III Elite (.40% Fee Rate)                       10.56       7.56        7,544       57,039  (28.42)%
Janus Aspen Series Worldwide Growth                                                                            0.95%
  CVUL and CVUL III (.70% Fee Rate)                     9.79       7.24        6,284       45,520  (26.02)%
  CVUL and CVUL III (.40% Fee Rate)                     8.57       6.36    2,038,829   12,962,811  (25.80)%
Janus Aspen Series Worldwide Growth Service Shares                                                             0.71%
  CVUL III Elite (.40% Fee Rate)                       10.69       7.91        9,841       77,841  (26.01)%
Lincoln VIPT Bond                                                                                              5.07%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)       11.99      13.11       11,403      149,544    9.39%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)       11.92      13.07    2,187,704   28,603,625    9.72%
Lincoln VIPT Capital Appreciation                                                                                --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        8.26       5.99        2,124       12,731  (27.47)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        7.16       5.21      469,378    2,444,496  (27.25)%
Lincoln VIPT Equity-Income                                                                                     0.95%
  CVUL and CVUL III (.40% Fee Rate)                    10.63       8.93      417,507    3,728,838  (16.00)%
Lincoln VIPT International                                                                                     2.07%
  CVUL III Elite (.70% Fee Rate)                       10.40       9.21          739        6,808  (11.39)%
Lincoln VIPT Money Market                                                                                      1.36%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)       11.13      11.20       28,542      319,808    0.70%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)       11.03      11.14    3,741,159   41,686,138    1.00%
Lincoln VIPT Social Awareness                                                                                  0.86%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        8.95       6.94       38,076      264,277  (22.43)%
MFS VIT Capital Opportunities                                                                                  0.05%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        9.42       6.58        7,335       48,253  (30.18)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        8.88       6.22      224,276    1,395,390  (29.97)%

Lincoln Life Flexible Premium Variable Life Account S

                                                  Unit Value Unit Value                                   Investment
                                                  Beginning  End of     Units                   Total     Income
Subaccount                                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                                                                                        --
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)    $ 8.35     $ 5.50           71  $       392  (34.06)%
MFS VIT Research                                                                                             0.24%
  CVUL and CVUL III (.70% Fee Rate)                   8.95       6.70        1,297        8,696  (25.07)%
  CVUL and CVUL III (.40% Fee Rate)                   8.57       6.44       17,902      115,280  (24.84)%
MFS VIT Total Return                                                                                         0.77%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)     11.39      10.72        1,569       16,828   (5.83)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)     11.55      10.91      483,783    5,277,539   (5.55)%
MFS VIT Utilities                                                                                            2.50%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)      9.18       7.07       69,675      492,351  (23.07)%
NB AMT Mid-Cap Growth                                                                                          --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)     10.77       7.56        8,931       67,479  (29.83)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)      9.43       6.64    1,062,683    7,056,258  (29.62)%
NB AMT Partners                                                                                              0.56%
  CVUL and CVUL III (.40% Fee Rate)                  10.10       7.63       21,764      166,119  (24.45)%
PIMCO VIT OPCAP Managed                                                                                      2.67%
  CVUL and CVUL III (.40% Fee Rate)                  10.19       8.43       18,799      158,552  (17.21)%
Oppenheimer Main Street Growth & Income                                                                      0.77%
  CVUL and CVUL III (.70% Fee Rate)                   9.07       7.31        3,100       22,661  (19.36)%
  CVUL and CVUL III (.40% Fee Rate)                   8.74       7.07      238,278    1,683,519  (19.12)%
Putnam VT Growth & Income Class IB                                                                           0.17%
  CVUL III Elite (.40% Fee Rate)                     10.49       8.46       28,495      241,086  (19.31)%
Scudder VIT EAFE Equity Index                                                                                2.93%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)      7.06       5.51      204,602    1,127,505  (21.91)%
Scudder VIT Equity 500 Index                                                                                 1.11%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)      8.94       6.89          392        2,703  (22.86)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)      8.53       6.60    1,878,730   12,402,019  (22.63)%
Scudder VIT Small Cap Index                                                                                  1.00%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)     11.45       9.06      106,920      968,411  (20.90)%

(1) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

Lincoln Life Flexible Premium Variable Life Account S

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                            Unit Value Unit Value                                  Investment
                                                            Beginning  End of     Units                  Total     Income
Subaccount                                                  of Period  Period     Outstanding Net Assets Return(3) Ratio(4)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                                                                       0.25%
  CVUL III Elite (.70% Fee Rate)(2)                           $10.00     $10.33         100   $    1,033    3.33%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      10.34         100        1,036    3.40%
AIM V.I. International Growth                                                                                         0.36%
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      10.07         100        1,007    0.68%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      10.08         100        1,009    0.75%
AIM V.I. Premier Equity                                                                                               0.15%
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      10.47         100        1,047    4.73%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      10.48         100        1,050    4.81%
ABVPSF Growth and Income                                                                                                --
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      10.39         100        1,039    3.95%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      10.40         100        1,042    4.02%
ABVPSF Premier Growth                                                                                                   --
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      10.72         100        1,073    7.15%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      10.72         100        1,072    7.22%
ABVPSF Small Cap Value                                                                                                  --
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      11.42         100        1,144   14.17%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      11.42         100        1,142   14.24%
ABVPSF Technology                                                                                                       --
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      11.46         100        1,146   14.64%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      11.47         100        1,150   14.71%
American Century VP Income & Growth                                                                                   0.83%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               10.14       9.22         100          922   (9.03)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)                9.59       8.75     481,054    4,209,967   (8.77)%
American Century VP International                                                                                     0.09%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               12.62       8.88      19,856      176,248  (29.67)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               11.52       8.13     498,079    4,048,991  (29.46)%
American Funds Bond Class 2                                                                                           0.09%
  CVUL and CVUL III (.70% Fee Rate)                            10.55      11.34         668        7,575    7.46%
  CVUL and CVUL III (.40% Fee Rate)                            10.57      11.39      34,368      391,593    7.76%
American Funds Global Growth Class 2                                                                                  0.70%
  CVUL and CVUL III (.70% Fee Rate)                             8.66       7.37       1,514       11,168  (14.81)%
  CVUL and CVUL III (.40% Fee Rate)                             8.67       7.41      15,003      111,185  (14.56)%
American Funds Global Small Capitalization Class 2                                                                      --
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      11.76         100        1,176   17.60%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      11.77         100        1,179   17.67%
American Funds U.S. Government/AAA-Rated Securities Class 2                                                           4.08%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               10.91      11.60         100        1,160    6.30%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               10.93      11.65     120,686    1,406,462    6.59%
American Funds Growth Class 2                                                                                         0.48%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               12.54      10.19      11,316      115,343  (18.72)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               12.59      10.26      39,499      405,258  (18.48)%
American Funds Growth-Income Class 2                                                                                  1.78%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               11.12      11.32      12,346      139,814    1.84%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               11.16      11.40      32,543      371,124    2.15%
American Funds High-Income Bond Class 2                                                                              20.80%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)                9.96      10.66       1,896       20,211    6.98%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               10.01      10.74      11,412      122,550    7.30%
American Funds International Class 2                                                                                    --
  CVUL III Elite (.70% Fee Rate)(2)                            10.00      10.47         453        4,741    4.68%
  CVUL III Elite (.40% Fee Rate)(2)                            10.00      10.47         100        1,047    4.75%
Baron Capital Asset                                                                                                     --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)               11.17      12.46      95,826    1,193,822   11.56%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)               11.37      12.73     153,097    1,948,379   11.90%
Delaware VIPT Devon                                                                                                   0.70%
  CVUL and CVUL III (.70% Fee Rate)                             8.03       7.24         100          724   (9.87)%
  CVUL and CVUL III (.40% Fee Rate)                             8.76       7.92         100          809   (9.64)%

Lincoln Life Flexible Premium Variable Life Account S

                                                     Unit Value Unit Value                                   Investment
                                                     Beginning  End of     Units                   Total     Income
Subaccount                                           of Period  Period     Outstanding Net Assets  Return(3) Ratio(4)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield                                                                                          4.87%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)       $ 8.02     $ 7.64          303  $     2,314   (4.70)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)         8.57       8.18        4,504       36,875   (4.49)%
Delaware VIPT International Value Equity                                                                          2.01%
  CVUL and CVUL III (.70% Fee Rate)                     10.55       9.11          100          911  (13.66)%
  CVUL and CVUL III (.40% Fee Rate)                     10.94       9.48          356        3,391  (13.36)%
Delaware VIPT Value                                                                                                  --
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.61          100        1,061    6.09%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.62          100        1,064    6.16%
Delaware VIPT REIT                                                                                                0.96%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        12.01      12.98          100        1,298    8.07%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        13.47      14.59       69,563    1,015,226    8.35%
Delaware VIPT Small Cap Value                                                                                     0.01%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        11.00      12.22          609        7,445   11.09%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        12.09      13.46       94,868    1,277,336   11.40%
Delaware VIPT Trend                                                                                                  --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)(1)     10.00       9.82          227        2,229   (1.76)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)(1)     10.00       9.87          100          987   (1.32)%
Delaware VIPT U.S. Growth                                                                                            --
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.65          100        1,067    6.45%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.65          100        1,065    6.52%
Fidelity VIP Asset Manager Service Class                                                                          1.70%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        10.46       9.94        4,009       39,853   (4.92)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        10.09       9.62      378,161    3,637,944   (4.63)%
Fidelity VIP Contrafund Service Class                                                                             0.78%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        10.76       9.36       28,771      269,356  (12.97)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        10.51       9.17      595,363    5,461,593  (12.71)%
Fidelity VIP Equity-Income Service Class                                                                             --
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.65          100        1,065    6.49%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.66          100        1,068    6.56%
Fidelity VIP Growth Service Class                                                                                    --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        11.20       9.15       31,998      292,684  (18.30)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        10.33       8.46    2,863,752   24,231,683  (18.05)%
Fidelity VIP High Income Service Class                                                                            9.81%
  CVUL and CVUL III (.70% Fee Rate)                      8.29       7.26          707        5,129  (12.50)%
  CVUL and CVUL III (.40% Fee Rate)                      8.31       7.29       35,519      259,105  (12.25)%
Fidelity VIP Overseas Service Class                                                                               3.67%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)         9.25       7.23          100          723  (21.82)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)         9.27       7.27       21,860      158,836  (21.59)%
FTVIPT Franklin Small Cap                                                                                            --
  LCVUL Elite (.70% Fee Rate)(2)                        10.00      11.40          100        1,142   13.95%
  LCVUL Elite (.40% Fee Rate)(2)                        10.00      11.40          100        1,140   14.02%
FTVIPT Franklin Small Cap Class 2                                                                                 0.11%
  CVUL and CVUL III (.70% Fee Rate)                      9.60       8.08          625        5,054  (15.82)%
  CVUL and CVUL III (.40% Fee Rate)                      9.62       8.12    1,012,809    8,227,121  (15.59)%
FTVIPT Templeton Foreign Securities Class 2                                                                       2.71%
  CVUL and CVUL III (.70% Fee Rate)                     10.94       9.13          100          913  (16.61)%
  CVUL and CVUL III (.40% Fee Rate)                     10.98       9.19       57,680      530,050  (16.33)%
FTVIPT Templeton Global Asset Allocation Class 2                                                                  1.42%
  CVUL and CVUL III (.70% Fee Rate)                     11.09       9.91          100          991  (10.59)%
  CVUL and CVUL III (.40% Fee Rate)                     11.09       9.95        5,983       59,553  (10.31)%
FTVIPT Templeton Growth Securities                                                                                   --
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.70          100        1,070    7.01%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.71          100        1,073    7.08%
FTVIPT Templeton Growth Securities Class 2                                                                        2.07%
  CVUL and CVUL III (.70% Fee Rate)                     12.39      12.15          100        1,215   (1.95)%
  CVUL and CVUL III (.40% Fee Rate)                     12.16      11.95        7,212       86,213   (1.71)%
Janus Aspen Series Balanced                                                                                       3.00%
  CVUL and CVUL III (.70% Fee Rate)                     11.43      10.83      105,249    1,139,374   (5.33)%
  CVUL and CVUL III (.40% Fee Rate)                     10.70      10.16    2,501,753   25,418,271   (5.06)%

Lincoln Life Flexible Premium Variable Life Account S

                                                     Unit Value Unit Value                                   Investment
                                                     Beginning  End of     Units                   Total     Income
Subaccount                                           of Period  Period     Outstanding Net Assets  Return(3) Ratio(4)
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced Service Shares                                                                        0.86%
  CVUL III Elite (.70% Fee Rate)(2)                    $10.00     $10.20          100  $     1,020    2.04%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.21          100        1,023    2.10%
Janus Aspen Series Flexible Income                                                                                9.07%
  CVUL and CVUL III (.70% Fee Rate)                     10.66      11.41          577        6,578    7.04%
  CVUL and CVUL III (.40% Fee Rate)                     10.68      11.46          849        9,729    7.34%
Janus Aspen Series Flexible Income Service Shares                                                                 2.52%
  CVUL III Elite (.70% Fee Rate)(2)                     10.00       9.93          100          993   (0.69)%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00       9.94          100          996   (0.62)%
Janus Aspen Series Global Technology Service Shares                                                               0.62%
  CVUL and CVUL III (.70% Fee Rate)                      7.81       4.84          100          484  (37.93)%
  CVUL and CVUL III (.40% Fee Rate)                      7.82       4.87          100          488  (37.79)%
Janus Aspen Series Mid Cap Growth                                                                                    --
  CVUL and CVUL III (.70% Fee Rate)                     12.45       7.49      141,697    1,060,734  (39.87)%
  CVUL and CVUL III (.40% Fee Rate)                      9.36       5.64    1,541,169    8,697,249  (39.69)%
Janus Aspen Series Mid Cap Growth Service Shares                                                                     --
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.56          100        1,056    5.55%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.56          100        1,058    5.62%
Janus Aspen Series Worldwide Growth                                                                               0.46%
  CVUL and CVUL III (.70% Fee Rate)                     12.71       9.79       71,608      701,153  (22.98)%
  CVUL and CVUL III (.40% Fee Rate)                     11.09       8.57    1,946,774   16,681,129  (22.74)%
Janus Aspen Series Worldwide Growth Service Shares                                                                0.10%
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.68          100        1,068    6.83%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.69          100        1,071    6.90%
Lincoln VIPT Aggressive Growth                                                                                       --
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      11.31          100        1,131   13.09%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      11.32          100        1,134   13.16%
Lincoln VIPT Bond                                                                                                 5.45%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        11.06      11.99       43,578      522,448    8.39%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        10.96      11.92    1,572,096   18,734,315    8.72%
Lincoln VIPT Capital Appreciation                                                                                    --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        11.23       8.26       88,209      728,860  (26.40)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)         9.70       7.16      365,478    2,616,482  (26.18)%
Lincoln VIPT Equity-Income                                                                                        1.14%
  CVUL and CVUL III (.70% Fee Rate)                     10.87      10.00       14,089      140,923   (7.99)%
  CVUL and CVUL III (.40% Fee Rate)                     11.52      10.63      413,059    4,391,999   (7.71)%
Lincoln VIPT Global Asset Allocation                                                                              0.40%
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.51          100        1,051    5.07%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.51          100        1,053    5.15%
Lincoln VIPT International                                                                                        0.96%
  CVUL III Elite (.70% Fee Rate)(2)                     10.00      10.40          100        1,042    3.95%
  CVUL III Elite (.40% Fee Rate)(2)                     10.00      10.40          100        1,040    4.03%
Lincoln VIPT Money Market                                                                                         3.80%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        10.77      11.13      123,640    1,375,735    3.29%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        10.65      11.03    2,405,183   26,533,683    3.60%
Lincoln VIPT Social Awareness                                                                                     0.75%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        10.47       9.41       37,892      356,601  (10.15)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)         9.93       8.95        8,322       74,465   (9.89)%
MFS VIT Capital Opportunities                                                                                     0.01%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        12.40       9.42       18,346      172,860  (24.02)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        11.66       8.88      164,235    1,459,132  (23.79)%
MFS VIT Emerging Growth                                                                                              --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)(1)     10.00       8.20          100          820  (17.98)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)(1)     10.00       8.35          100          838  (16.53)%
MFS VIT Research                                                                                                  0.02%
  CVUL and CVUL III (.70% Fee Rate)                     11.44       8.95        1,811       16,203  (21.83)%
  CVUL and CVUL III (.40% Fee Rate)                     10.92       8.57       59,953      513,596  (21.56)%
MFS VIT Total Return                                                                                              1.73%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)        11.43      11.39        1,179       13,421   (0.42)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)        11.57      11.55      111,999    1,293,536   (0.15)%

Lincoln Life Flexible Premium Variable Life Account S

                                                  Unit Value Unit Value                                   Investment
                                                  Beginning  End of     Units                   Total     Income
Subaccount                                        of Period  Period     Outstanding Net Assets  Return(3) Ratio(4)
--------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities                                                                                              3.78%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)    $12.82     $ 9.65          100  $       965  (24.72)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)     12.17       9.18       52,657      483,679  (24.51)%
NB AMT Mid-Cap Growth                                                                                             --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)     14.39      10.77       33,631      362,145  (25.17)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)     12.56       9.43      699,091    6,595,743  (24.89)%
NB AMT Partners                                                                                                0.01%
  CVUL and CVUL III (.70% Fee Rate)                   9.73       9.38          100          938   (3.62)%
  CVUL and CVUL III (.40% Fee Rate)                  10.44      10.10       17,146      173,233   (3.28)%
NB AMT Regency                                                                                                    --
  CVUL III Elite (.70% Fee Rate)(2)                  10.00      10.97          100        1,099    9.66%
  CVUL III Elite (.40% Fee Rate)(2)                  10.00      10.97          100        1,097    9.73%
PIMCO VIT OPCAP Managed                                                                                        0.09%
  CVUL and CVUL III (.70% Fee Rate)                  10.90      10.29          100        1,029   (5.56)%
  CVUL and CVUL III (.40% Fee Rate)                  10.76      10.19       16,975      172,956   (5.28)%
Oppenheimer Main Street Growth & Income                                                                        0.48%
  CVUL and CVUL III (.70% Fee Rate)                  10.16       9.07      269,459    2,442,782  (10.79)%
  CVUL and CVUL III (.40% Fee Rate)                   9.76       8.74      133,321    1,164,662  (10.52)%
Putnam VT Growth & Income Class IB                                                                                --
  CVUL III Elite (.70% Fee Rate)(2)                  10.00      10.48          100        1,048    4.79%
  CVUL III Elite (.40% Fee Rate)(2)                  10.00      10.49          100        1,050    4.85%
Putnam VT Health Sciences Class IB                                                                                --
  CVUL III Elite (.70% Fee Rate)(2)                  10.00       9.90          100          990   (0.99)%
  CVUL III Elite (.40% Fee Rate)(2)                  10.00       9.91          100          993   (0.92)%
Scudder VIT EAFE Equity Index                                                                                     --
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)      9.97       7.45          100          745  (25.22)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)      9.41       7.06       64,281      453,664  (24.99)%
Scudder VIT Equity 500 Index                                                                                   0.86%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)     10.25       8.94       69,626      622,190  (12.80)%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)      9.76       8.53    1,525,903   13,018,379  (12.56)%
Scudder VIT Small Cap Index                                                                                    0.84%
  CVUL, CVUL III, CVUL III Elite (.70% Fee Rate)     11.04      11.19          100        1,119    1.37%
  CVUL, CVUL III, CVUL III Elite (.40% Fee Rate)     11.26      11.45       58,727      672,490    1.66%

(1) Reflects less than a full year of activity. Funds were first received in this option on 5/1/2001.
(2) Reflects less than a full year of activity. Funds were first received in this option on 10/22/2001.
(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. The investment income ratios are not annualized.

Lincoln Life Flexible Premium Variable Life Account S

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2004.

                                                            Aggregate   Aggregate
                                                            Cost of     Proceeds
Subaccount                                                  Purchases   from Sales
-----------------------------------------------------------------------------------
AIM V.I. Growth                                             $    19,055 $     3,656
AIM V.I. International Growth                                    11,771      19,113
ABVPSF Growth and Income                                      2,031,940     577,732
ABVPSF Premier Growth                                            84,561       5,324
ABVPSF Small Cap Value                                          382,796       7,494
ABVPSF Technology                                               353,738     186,847
American Century VP Income & Growth                           3,532,861   4,597,342
American Century VP Inflation Protection Class 2                395,613       8,872
American Century VP International                             2,305,353   3,449,496
American Funds Bond Class 2                                   3,464,925   6,304,550
American Funds Global Growth Class 2                          5,279,367     882,066
American Funds Global Small Capitalization Class 2              320,352      53,100
American Funds Growth Class 2                                 7,861,402   3,051,307
American Funds Growth-Income Class 2                          4,930,041   3,041,372
American Funds High-Income Bond Class 2                       6,304,066   2,572,683
American Funds International Class 2                          2,086,913      97,108
American Funds U.S. Government/AAA-Rated Securities Class 2   6,905,882   4,814,896
Baron Capital Asset                                           8,159,985   4,388,230
Delaware VIPT Diversified Income                                482,000      26,077
Delaware VIPT Emerging Markets                                  762,230     128,615
Delaware VIPT High Yield                                      1,398,728     563,137
Delaware VIPT International Value Equity                      1,399,147     941,306
Delaware VIPT REIT                                            6,311,032   2,236,590
Delaware VIPT Small Cap Value                                10,315,791   7,508,842
Delaware VIPT Trend                                             975,543     376,183
Delaware VIPT U.S. Growth                                         2,007          85
Delaware VIPT Value                                             128,806      13,614
Fidelity VIP Asset Manager Service Class                      4,644,284   3,323,836
Fidelity VIP Contrafund Service Class                        16,994,216   9,984,722
Fidelity VIP Equity-Income Service Class                      5,477,392     596,876
Fidelity VIP Growth Service Class                            12,495,786  16,312,891
Fidelity VIP High Income Service Class                          900,645   1,609,072
Fidelity VIP Overseas Service Class                           6,778,269   4,060,125
FTVIPT Franklin Small Cap                                       732,915      58,632
FTVIPT Franklin Small Cap Class 2                             2,211,796   2,921,112
FTVIPT Templeton Foreign Securities Class 2                   1,348,203     925,570
FTVIPT Templeton Global Asset Allocation Class 2                779,118   1,072,872
FTVIPT Templeton Growth Securities                              777,180      84,749
FTVIPT Templeton Growth Securities Class 2                      719,843     495,564
Janus Aspen Series Balanced                                   6,294,311  16,595,901
Janus Aspen Series Balanced Service Shares                    5,727,061   1,077,004
Janus Aspen Series Flexible Income                              804,769     811,093
Janus Aspen Series Flexible Income Service Shares             1,904,522     899,717
Janus Aspen Series Global Technology Service Shares             777,522     819,541
Janus Aspen Series Mid Cap Growth                             3,874,837  11,247,839
Janus Aspen Series Mid Cap Growth Service Shares              4,125,455     130,439
Janus Aspen Series Worldwide Growth                           4,870,107  11,188,101
Janus Aspen Series Worldwide Growth Service Shares            1,271,603     230,437
Lincoln VIPT Aggressive Growth                                  397,856       7,674
Lincoln VIPT Bond                                            25,425,769  19,771,345
Lincoln VIPT Capital Appreciation                             2,200,643   2,808,203
Lincoln VIPT Equity-Income                                    3,104,640   4,690,386
Lincoln VIPT Global Asset Allocation                            647,251      16,288
Lincoln VIPT International                                      857,449     303,199
Lincoln VIPT Money Market                                    65,672,563  56,831,936
Lincoln VIPT Social Awareness                                   374,344     360,881
M Fund Brandes International Equity                             242,799     119,210
MFS VIT Capital Opportunities                                   302,184   1,656,341
MFS VIT Emerging Growth                                         360,640     253,807
MFS VIT Research                                                460,991     333,677
MFS VIT Total Return                                          2,497,705   1,213,393
MFS VIT Utilities                                             1,671,578     694,564
NB AMT Mid-Cap Growth                                         3,758,611   5,209,402
NB AMT Partners                                                 554,042     417,894
NB AMT Regency                                                1,363,666     144,750
PIMCO VIT OPCAP Managed                                         579,101     307,426
Oppenheimer Main Street Growth & Income                         570,294   1,369,160
Putnam VT Growth & Income Class IB                              102,031     494,759
Putnam VT Health Sciences Class IB                                   16       9,204
Scudder VIT EAFE Equity Index                                 2,544,406   1,484,980
Scudder VIT Equity 500 Index                                 28,064,039  14,375,948
Scudder VIT Small Cap Index                                  11,587,269   1,981,710

Lincoln Life Flexible Premium Variable Life Account S

5. Investments
The following is a summary of investments owned at December 31, 2004.

                                                                      Net
                                                            Shares    Asset  Value of    Cost of
Subaccount                                                  Owned     Value  Shares      Shares
----------------------------------------------------------------------------------------------------
AIM V.I. Growth                                                 1,252 $16.05 $    20,098 $    18,535
AIM V.I. International Growth                                     772  19.77      15,253      11,621
ABVPSF Growth and Income                                      290,080  24.08   6,985,130   6,132,203
ABVPSF Premier Growth                                           3,736  23.44      87,562      80,759
ABVPSF Small Cap Value                                         24,842  16.84     418,336     375,923
ABVPSF Technology                                              15,099  15.27     230,561     199,919
American Century VP Income & Growth                         1,050,877   7.32   7,692,418   6,683,405
American Century VP Inflation Protection Class 2               37,002  10.55     390,376     386,806
American Century VP International                             661,021   7.35   4,858,504   4,643,818
American Funds Bond Class 2                                    65,451  11.48     751,372     729,806
American Funds Global Growth Class 2                          304,200  17.23   5,241,374   4,815,860
American Funds Global Small Capitalization Class 2             22,624  17.02     385,061     328,813
American Funds Growth Class 2                                 271,696  51.10  13,883,666  11,818,737
American Funds Growth-Income Class 2                          143,163  36.64   5,245,495   4,623,171
American Funds High-Income Bond Class 2                       722,589  12.81   9,256,364   8,647,118
American Funds International Class 2                          151,858  15.79   2,397,844   2,189,408
American Funds U.S. Government/AAA-Rated Securities Class 2   824,410  12.00   9,892,917   9,924,862
Baron Capital Asset                                           416,326  27.05  11,261,611   9,053,960
Delaware VIPT Diversified Income                               50,264   9.45     474,997     456,703
Delaware VIPT Emerging Markets                                 50,498  14.50     732,224     642,895
Delaware VIPT High Yield                                      288,914   6.11   1,765,256   1,610,714
Delaware VIPT International Value Equity                       44,943  18.55     833,701     730,948
Delaware VIPT REIT                                            386,163  19.08   7,367,986   6,100,101
Delaware VIPT Small Cap Value                                 399,337  30.45  12,159,823  10,069,498
Delaware VIPT Trend                                            45,360  30.73   1,393,913   1,203,271
Delaware VIPT U.S. Growth                                         306   6.83       2,088       1,924
Delaware VIPT Value                                             9,066  18.46     167,355     148,978
Fidelity VIP Asset Manager Service Class                      692,983  14.75  10,221,496   9,385,831
Fidelity VIP Contrafund Service Class                         720,876  26.53  19,124,834  16,843,358
Fidelity VIP Equity-Income Service Class                      225,581  25.28   5,702,685   5,324,968
Fidelity VIP Growth Service Class                             717,762  31.88  22,882,246  23,869,175
Fidelity VIP High Income Service Class                         18,213   6.97     126,945     118,230
Fidelity VIP Overseas Service Class                           314,052  17.44   5,477,061   4,957,561
FTVIPT Franklin Small Cap                                      53,918  19.66   1,060,019     913,567
FTVIPT Franklin Small Cap Class 2                             482,514  19.43   9,375,247   6,666,998
FTVIPT Templeton Foreign Securities Class 2                   185,315  14.35   2,659,275   2,134,275
FTVIPT Templeton Global Asset Allocation Class 2               14,598  20.95     305,821     262,290
FTVIPT Templeton Growth Securities                             81,966  12.98   1,063,924     899,353
FTVIPT Templeton Growth Securities Class 2                     32,620  12.83     418,512     377,112
Janus Aspen Series Balanced                                   806,548  24.39  19,671,709  18,481,454
Janus Aspen Series Balanced Service Shares                    219,083  25.24   5,529,653   5,314,522
Janus Aspen Series Flexible Income                             96,639  12.14   1,173,195   1,201,816
Janus Aspen Series Flexible Income Service Shares             444,638  12.71   5,651,348   5,679,477
Janus Aspen Series Global Technology Service Shares            85,213   3.55     302,507     289,059
Janus Aspen Series Mid Cap Growth                             198,520  25.84   5,129,749   4,385,582
Janus Aspen Series Mid Cap Growth Service Shares              176,613  25.36   4,478,911   4,090,003
Janus Aspen Series Worldwide Growth                           395,632  26.78  10,595,027  10,793,812
Janus Aspen Series Worldwide Growth Service Shares             52,730  26.62   1,403,682   1,283,605
Lincoln VIPT Aggressive Growth                                 43,770   9.86     431,441     390,452
Lincoln VIPT Bond                                           3,174,883  12.97  41,165,528  41,020,918
Lincoln VIPT Capital Appreciation                             183,818  17.68   3,249,908   2,965,635
Lincoln VIPT Equity-Income                                    274,025  18.02   4,937,923   4,204,323
Lincoln VIPT Global Asset Allocation                           45,017  14.18     638,392     631,070
Lincoln VIPT International                                     44,584  16.30     726,905     633,025
Lincoln VIPT Money Market                                   4,574,470  10.00  45,744,702  45,744,702
Lincoln VIPT Social Awareness                                   9,843  29.03     285,788     260,587
M Fund Brandes International Equity                             7,764  17.00     131,994     124,458
MFS VIT Capital Opportunities                                  23,516  13.57     319,110     296,716
MFS VIT Emerging Growth                                        13,998  17.52     245,238     219,822
MFS VIT Research                                               34,058  15.30     521,081     438,529
MFS VIT Total Return                                          401,642  21.43   8,607,189   7,594,031
MFS VIT Utilities                                              76,697  20.45   1,568,447   1,362,605
NB AMT Mid-Cap Growth                                         593,598  17.83  10,583,854   9,662,322
NB AMT Partners                                                21,212  18.32     388,596     340,777
NB AMT Regency                                                 97,712  14.79   1,445,165   1,283,334
PIMCO VIT OPCAP Managed                                        13,568  42.73     579,750     527,937
Oppenheimer Main Street Growth & Income                        59,199  20.84   1,233,714   1,099,745
Putnam VT Growth & Income Class IB                             10,686  25.44     271,840     212,886
Scudder VIT EAFE Equity Index                                 351,869   9.54   3,356,825   2,782,977
Scudder VIT Equity 500 Index                                4,150,305  12.73  52,833,381  46,059,946
Scudder VIT Small Cap Index                                 1,833,172  14.35  26,306,012  20,142,838

Lincoln Life Flexible Premium Variable Life Account S

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                                                  Net
                                                            Units     Units       Increase
Subaccount                                                  Issued    Redeemed    (Decrease)
---------------------------------------------------------------------------------------------
AIM V.I. Growth                                                 1,814       (371)      1,443
AIM V.I. International Growth                                   1,041     (1,731)       (690)
ABVPSF Growth and Income                                      176,754    (53,014)    123,740
ABVPSF Premier Growth                                           8,196       (556)      7,640
ABVPSF Small Cap Value                                         31,644       (587)     31,057
ABVPSF Technology                                              37,013    (17,183)     19,830
American Century VP Income & Growth                           344,261   (500,222)   (155,961)
American Century VP Inflation Protection Class 2               37,500     (1,008)     36,492
American Century VP International                             261,030   (425,007)   (163,977)
American Funds Bond Class 2                                   250,492   (467,155)   (216,663)
American Funds Global Growth Class 2                          520,526    (98,432)    422,094
American Funds Global Small Capitalization Class 2             20,719       (687)     20,032
American Funds Growth Class 2                                 734,269   (298,061)    436,208
American Funds Growth-Income Class 2                          410,438   (248,036)    162,402
American Funds High-Income Bond Class 2                       505,671   (195,669)    310,002
American Funds International Class 2                          158,894     (8,538)    150,356
American Funds U.S. Government/AAA-Rated Securities Class 2   575,262   (389,688)    185,574
Baron Capital Asset                                           623,185   (303,138)    320,047
Delaware VIPT Diversified Income                               45,466     (2,483)     42,983
Delaware VIPT Emerging Markets                                 66,502    (11,658)     54,844
Delaware VIPT High Yield                                      117,667    (50,510)     67,157
Delaware VIPT International Value Equity                      113,585    (78,194)     35,391
Delaware VIPT REIT                                            412,583   (127,338)    285,245
Delaware VIPT Small Cap Value                                 726,619   (434,758)    291,861
Delaware VIPT Trend                                            92,107    (40,412)     51,695
Delaware VIPT U.S. Growth                                         195         (8)        187
Delaware VIPT Value                                            11,684     (1,186)     10,498
Fidelity VIP Asset Manager Service Class                      433,154   (334,822)     98,332
Fidelity VIP Contrafund Service Class                       1,581,940   (953,806)    628,134
Fidelity VIP Equity-Income Service Class                      485,759    (51,439)    434,320
Fidelity VIP Growth Service Class                           1,561,788 (2,156,047)   (594,259)
Fidelity VIP High Income Service Class                         86,449   (161,676)    (75,227)
Fidelity VIP Overseas Service Class                           709,819   (488,493)    221,326
FTVIPT Franklin Small Cap                                      68,019     (6,269)     61,750
FTVIPT Franklin Small Cap Class 2                             303,361   (388,997)    (85,636)
FTVIPT Templeton Foreign Securities Class 2                   141,217   (100,838)     40,379
FTVIPT Templeton Global Asset Allocation Class 2               56,638    (78,616)    (21,978)
FTVIPT Templeton Growth Securities                             71,564     (7,306)     64,258
FTVIPT Templeton Growth Securities Class 2                     51,273    (35,026)     16,247
Janus Aspen Series Balanced                                   487,502 (1,460,219)   (972,717)
Janus Aspen Series Balanced Service Shares                    522,254   (109,490)    412,764
Janus Aspen Series Flexible Income                             64,242    (69,982)     (5,740)
Janus Aspen Series Flexible Income Service Shares             143,552    (84,265)     59,287
Janus Aspen Series Global Technology Service Shares           186,181   (201,248)    (15,067)
Janus Aspen Series Mid Cap Growth                             718,471 (1,971,738) (1,253,267)
Janus Aspen Series Mid Cap Growth Service Shares              353,580    (13,288)    340,292
Janus Aspen Series Worldwide Growth                           622,492 (1,434,066)   (811,574)
Janus Aspen Series Worldwide Growth Service Shares            132,218    (23,029)    109,189
Lincoln VIPT Aggressive Growth                                 39,155     (2,383)     36,772
Lincoln VIPT Bond                                           2,030,369 (1,475,613)    554,756
Lincoln VIPT Capital Appreciation                             320,753   (448,860)   (128,107)
Lincoln VIPT Equity-Income                                    287,458   (414,256)   (126,798)
Lincoln VIPT Global Asset Allocation                           54,182     (1,646)     52,536
Lincoln VIPT International                                     72,637    (23,136)     49,501
Lincoln VIPT Money Market                                   6,625,557 (5,619,214)  1,006,343
Lincoln VIPT Social Awareness                                  37,490    (36,108)      1,382
M Fund Brandes International Equity                             9,287        (57)      9,230
MFS VIT Capital Opportunities                                  44,234   (205,194)   (160,960)
MFS VIT Emerging Growth                                        44,881    (32,011)     12,870
MFS VIT Research                                               53,587    (38,495)     15,092
MFS VIT Total Return                                          190,741   (101,122)     89,619
MFS VIT Utilities                                             138,661    (56,618)     82,043
NB AMT Mid-Cap Growth                                         406,074   (591,300)   (185,226)
NB AMT Partners                                                50,218    (37,327)     12,891
NB AMT Regency                                                126,874    (13,685)    113,189
PIMCO VIT OPCAP Managed                                        58,715    (33,177)     25,538
Oppenheimer Main Street Growth & Income                        69,968   (157,742)    (87,774)
Putnam VT Growth & Income Class IB                              8,604    (44,416)    (35,812)
Putnam VT Health Sciences Class IB                                 --       (968)       (968)
Scudder VIT EAFE Equity Index                                 299,757   (182,553)    117,204
Scudder VIT Equity 500 Index                                2,673,817 (1,679,195)    994,622
Scudder VIT Small Cap Index                                   840,526   (158,853)    681,673

Lincoln Life Flexible Premium Variable Life Account S

The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                            Units     Units       Net Increase
Subaccount                                                  Issued    Redeemed    (Decrease)
----------------------------------------------------------------------------------------------
AIM V.I. Growth                                                   362        (34)        328
AIM V.I. International Growth                                   1,083       (318)        765
ABVPSF Growth and Income                                      104,162    (30,336)     73,826
ABVPSF Premier Growth                                             152        (14)        138
ABVPSF Small Cap Value                                             12         --          12
ABVPSF Technology                                                 949         --         949
American Century VP Income & Growth                           302,267   (139,227)    163,040
American Century VP International                             308,466   (158,453)    150,013
American Funds Bond Class 2                                   260,959    (67,013)    193,946
American Funds Global Growth Class 2                           47,049    (28,837)     18,212
American Funds Global Small Capitalization Class 2              5,033       (252)      4,781
American Funds Growth Class 2                                 276,104   (105,376)    170,728
American Funds Growth-Income Class 2                          212,322   (132,057)     80,265
American Funds High-Income Bond Class 2                       167,329    (58,345)    108,984
American Funds International Class 2                           12,029     (2,253)      9,776
American Funds U.S. Government/AAA-Rated Securities Class 2   407,376   (363,863)     43,513
Baron Capital Asset                                           199,650   (113,166)     86,484
Delaware VIPT High Yield                                       36,112    (18,634)     17,478
Delaware VIPT International Value Equity                       38,197    (17,348)     20,849
Delaware VIPT Value                                             3,299        (64)      3,235
Delaware VIPT REIT                                             70,811    (64,479)      6,332
Delaware VIPT Small Cap Value                                 258,482    (89,472)    169,010
Delaware VIPT Trend                                            49,134    (13,024)     36,110
Fidelity VIP Asset Manager Service Class                      387,991    (92,945)    295,046
Fidelity VIP Contrafund Service Class                         636,288   (455,935)    180,353
Fidelity VIP Equity-Income Service Class                       32,854     (4,723)     28,131
Fidelity VIP Growth Service Class                           1,102,697   (750,822)    351,875
Fidelity VIP High Income Service Class                         98,258    (45,863)     52,395
Fidelity VIP Overseas Service Class                           256,034    (72,277)    183,757
FTVIPT Franklin Small Cap                                       1,874     (2,673)       (799)
FTVIPT Franklin Small Cap Class 2                             409,829   (224,045)    185,784
FTVIPT Templeton Foreign Securities Class 2                   152,643    (51,107)    101,536
FTVIPT Templeton Global Asset Allocation Class 2               45,447    (12,198)     33,249
FTVIPT Templeton Growth Securities                             23,208       (904)     22,304
FTVIPT Templeton Growth Securities Class 2                     15,329    (14,240)      1,089
Janus Aspen Series Balanced                                   718,795   (600,470)    118,325
Janus Aspen Series Balanced Service Shares                     44,776     (6,882)     37,894
Janus Aspen Series Flexible Income                            110,143    (49,187)     60,956
Janus Aspen Series Flexible Income Service Shares             149,597    (43,768)    105,829
Janus Aspen Series Global Technology Service Shares           256,474   (182,106)     74,368
Janus Aspen Series Mid Cap Growth                             938,525   (781,520)    157,005
Janus Aspen Series Mid Cap Growth Service Shares                5,674     (3,931)      1,743
Janus Aspen Series Worldwide Growth                           790,322   (732,362)     57,960
Janus Aspen Series Worldwide Growth Service Shares             17,747     (2,429)     15,318
Lincoln VIPT Bond                                           1,296,796   (781,224)    515,572
Lincoln VIPT Capital Appreciation                             339,348   (273,888)     65,460
Lincoln VIPT Equity-Income                                    273,144   (180,203)     92,941
Lincoln VIPT International                                    118,432   (113,531)      4,901
Lincoln VIPT Money Market                                   5,910,368 (6,376,632)   (466,264)
Lincoln VIPT Social Awareness                                  24,149    (35,501)    (11,352)
MFS VIT Capital Opportunities                                 108,588   (143,781)    (35,193)
MFS VIT Emerging Growth                                        16,597     (3,050)     13,547
MFS VIT Research                                               25,434     (3,291)     22,143
MFS VIT Total Return                                          187,060   (144,911)     42,149
MFS VIT Utilities                                              19,901    (52,799)    (32,898)
NB AMT Mid-Cap Growth                                         356,890   (192,743)    164,147
NB AMT Partners                                                10,034    (12,758)     (2,724)
NB AMT Regency                                                  5,796       (204)      5,592
PIMCO VIT OPCAP Managed                                        18,619    (11,577)      7,042
Oppenheimer Main Street Growth & Income                       113,789   (140,564)    (26,775)
Putnam VT Growth & Income Class IB                             34,457     (4,257)     30,200
Putnam VT Health Sciences Class IB                                968         --         968
Scudder VIT EAFE Equity Index                                 124,789    (86,095)     38,694
Scudder VIT Equity 500 Index                                2,377,577   (593,600)  1,783,977
Scudder VIT Small Cap Index                                   994,552    (90,775)    903,777

Lincoln Life Flexible Premium Variable Life Account S

7. New Investment Funds and Fund Name Changes
During 2003, the Alliance Variable Products Series Fund (AVPSF) family of funds changed its name to the AllianceBernstein Variable Products Series Fund (ABVPSF) and the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

Also during 2003, the Janus Aspen Series Aggressive Growth Portfolio changed its name to the Janus Aspen Series Mid Cap Growth Portfolio and the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

In 2003, the Brandes International Equity Fund, the Business Opportunity Value Fund, the Frontier Capital Appreciation Fund and the Turner Core Growth Fund became available as investment options to Variable Account contract owners. However, there was no activity in any of these subaccounts during 2003.

During 2004, the OCC Accumulation Trust (OCC) family of funds changed its name to PIMCO Advisors VIT (fund family of the OPCAP funds). Also during 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

In 2004, the American Century VP Inflation Protection Class 2 Fund, the Delaware VIPT Diversified Income Series and the Delaware VIPT Emerging Markets Series became available as investment options to Variable Account contract owners. Accordingly, the 2004 statement of operations and statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2004.

8. Fund Closing
In April 2003, the Delaware VIPT Devon Fund ceased to be available as an investment option to Variable Account Contract owners.

In 2004, the AIM V.I. Premier Equity Fund and the Putnam Health Sciences Class IB Fund ceased to be available as investment options to Variable Account contract owners.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account") comprised of the subaccounts described in Note 1 and Note 8, as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account S at December 31, 2004, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2005

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           December 31
                                                                        2004          2003
                                                                    ------------  -----------
                                                                          (000s omitted)
                                                                    -------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2004 -- $31,514,767; 2003 -- $29,607,156)  $ 33,331,468  $31,362,588
--------------------------------------------------------------------
   Equity (cost: 2004 -- $101,173; 2003 -- $128,572)                     113,678      147,200
--------------------------------------------------------------------
 Trading securities                                                    2,942,495    2,786,471
--------------------------------------------------------------------
 Mortgage loans on real estate                                         3,855,110    4,189,469
--------------------------------------------------------------------
 Real estate                                                             191,108      112,642
--------------------------------------------------------------------
 Policy loans                                                          1,864,727    1,917,837
--------------------------------------------------------------------
 Derivative investments                                                   52,663       68,633
--------------------------------------------------------------------
 Other investments                                                       369,103      363,380
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Investments                                                     42,720,352   40,948,220
--------------------------------------------------------------------
Cash and invested cash                                                 1,237,704    1,442,772
--------------------------------------------------------------------
Property and equipment                                                   142,284      165,103
--------------------------------------------------------------------
Deferred acquisition costs                                             2,854,067    2,526,482
--------------------------------------------------------------------
Premiums and fees receivable                                             243,289      355,107
--------------------------------------------------------------------
Accrued investment income                                                495,532      490,507
--------------------------------------------------------------------
Assets held in separate accounts                                      48,018,358   40,174,818
--------------------------------------------------------------------
Amounts recoverable from reinsurers                                    7,055,970    8,150,627
--------------------------------------------------------------------
Goodwill                                                                 919,172      919,172
--------------------------------------------------------------------
Other intangible assets                                                  819,076      921,856
--------------------------------------------------------------------
Other assets                                                             801,946      768,548
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Assets                                                        $105,307,750  $96,863,212
                                                                    ============  ===========
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                $ 22,461,322  $23,172,985
--------------------------------------------------------------------
 Contractholder funds                                                 23,126,638   22,727,811
--------------------------------------------------------------------
 Liabilities related to separate accounts                             48,018,358   40,174,818
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Insurance and Investment Contract Liabilities                   93,606,318   86,075,614
--------------------------------------------------------------------
Short-term debt                                                           32,072       41,877
--------------------------------------------------------------------
Long-term debt                                                         1,297,182    1,250,000
--------------------------------------------------------------------
Federal income taxes                                                     149,638       36,953
--------------------------------------------------------------------
Reinsurance related derivative liability                                 351,974      325,279
--------------------------------------------------------------------
Funds withheld reinsurance liabilities                                 1,580,217    1,493,066
--------------------------------------------------------------------
Other liabilities                                                      2,186,576    2,064,024
--------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                   911,437      922,407
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Liabilities                                                    100,115,414   92,209,220
--------------------------------------------------------------------
Shareholder's Equity:
Common stock -- $2.50 par value,
authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                 25,000       25,000
--------------------------------------------------------------------
Retained earnings                                                      4,385,155    3,856,029
--------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Net unrealized gain on securities available-for-sale                    781,157      757,970
--------------------------------------------------------------------
 Net unrealized gain on derivative instruments                            13,985       24,272
--------------------------------------------------------------------
 Minimum pension liability adjustment                                    (12,961)      (9,279)
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Accumulated Other Comprehensive Income                             782,181      772,963
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Shareholder's Equity                                             5,192,336    4,653,992
                                                                    ------------  -----------
--------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                          $105,307,750  $96,863,212
------------------------------------------------------------------  ============  ===========

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                            Year Ended December 31
                                                                      ----------------------------------
                                                                         2004        2003        2002
                                                                      ----------  ----------  ----------
                                                                                (000s omitted)
                                                                      ----------------------------------
Revenue:
Insurance premiums                                                    $  158,382  $  205,544  $  250,766
----------------------------------------------------------------------
Insurance fees                                                         1,443,330   1,287,251   1,273,133
----------------------------------------------------------------------
Net investment income                                                  2,593,207   2,540,077   2,533,072
----------------------------------------------------------------------
Realized gain (loss) on investments                                      (45,139)    330,768    (273,451)
----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                    87,387      74,234      73,115
----------------------------------------------------------------------
Other revenue and fees                                                   289,314     242,617     244,291
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Total Revenue                                                          4,526,481   4,680,491   4,100,926
----------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                               2,177,111   2,280,403   2,701,722
----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                1,494,623   1,397,692   1,383,295
----------------------------------------------------------------------
Interest and debt expense                                                 78,817      79,305      79,342
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Total Benefits and Expenses                                            3,750,551   3,757,400   4,164,359
----------------------------------------------------------------------
Income (Loss) before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                     775,930     923,091     (63,433)
----------------------------------------------------------------------
Federal income taxes (benefit)                                           193,213     244,919     (98,858)
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                    582,717     678,172      35,425
----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)    (25,647)   (236,624)         --
                                                                      ----------  ----------  ----------
----------------------------------------------------------------------
Net Income                                                            $  557,070  $  441,548  $   35,425
--------------------------------------------------------------------- ==========  ==========  ==========



See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                                     Year Ended December 31
                                                                                  2004        2003        2002
                                                                               ----------  ----------  ----------
                                                                                         (000s omitted)
                                                                               ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                           $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                                    3,856,029   3,610,211   4,255,598
-------------------------------------------------------------------------------
Comprehensive income                                                              566,288     531,059     523,556
-------------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                               --        (375)         --
-------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification
   adjustment                                                                      23,187      54,870     531,136
-------------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                             (10,287)     (7,557)      8,847
-------------------------------------------------------------------------------
 Minimum pension liability adjustment                                              (3,682)     42,573     (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Net Income                                                                        557,070     441,548      35,425
-------------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation          122,056       4,270      29,188
-------------------------------------------------------------------------------
Dividends declared                                                               (150,000)   (200,000)   (710,000)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                          4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                           --         375         375
-------------------------------------------------------------------------------
Change during the year                                                                 --        (375)         --
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                                 --          --         375
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                      757,970     703,100     171,964
-------------------------------------------------------------------------------
Change during the year                                                             23,187      54,870     531,136
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            781,157     757,970     703,100
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                       24,272      31,829      22,982
-------------------------------------------------------------------------------
Cumulative effect of accounting change                                                 --          --          --
-------------------------------------------------------------------------------
Change during the year                                                            (10,287)     (7,557)      8,847
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                             13,985      24,272      31,829
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                       (9,279)    (51,852)         --
-------------------------------------------------------------------------------
Change during the year                                                             (3,682)     42,573     (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Balance at End-of-Year                                                            (12,961)     (9,279)    (51,852)
                                                                               ----------  ----------  ----------
-------------------------------------------------------------------------------
Total Shareholder's Equity at End-of-Year                                      $5,192,336  $4,653,992  $4,318,663
------------------------------------------------------------------------------ ==========  ==========  ==========

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2004         2003          2002
                                                                      -----------  ------------  ------------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   557,070  $    441,548  $     35,425
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                              (426,843)     (374,713)     (325,704)
----------------------------------------------------------------------
 Premiums and fees receivable                                             111,818      (174,546)      196,322
----------------------------------------------------------------------
 Accrued investment income                                                 (5,024)       14,436        26,298
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (741,920)      335,873      (929,827)
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (98,798)     (446,890)           --
----------------------------------------------------------------------
 Cumulative effect of accounting change                                    39,457       363,933            --
----------------------------------------------------------------------
 Contractholder funds                                                     905,587     1,095,460       983,768
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      374,969      (895,523)      894,270
----------------------------------------------------------------------
 Federal income taxes                                                     120,968       202,067      (108,019)
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                        --            --      (477,133)
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,534         9,589        24,068
----------------------------------------------------------------------
 Provisions for depreciation                                               48,260        49,039        22,222
----------------------------------------------------------------------
 Amortization of other intangible assets                                  102,208        90,917       105,714
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   58,307        16,118       262,805
----------------------------------------------------------------------
 Realized (gain) loss on sale of subsidiaries                             (14,137)           --        10,646
----------------------------------------------------------------------
 Amortization of deferred gain                                            (87,387)      (74,234)      (73,115)
----------------------------------------------------------------------
 Other                                                                   (274,053)      304,231      (375,564)
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Adjustments                                                           131,946       515,757       236,751
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                 689,016       957,305       272,176
----------------------------------------------------------------------

Cash Used In Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (9,001,101)  (13,338,976)  (14,002,161)
----------------------------------------------------------------------
 Sales                                                                  4,740,060     8,181,666     8,078,426
----------------------------------------------------------------------
 Maturities                                                             2,468,287     3,010,136     2,484,637
----------------------------------------------------------------------
Purchase of other investments                                          (1,938,069)   (1,520,429)   (1,280,211)
----------------------------------------------------------------------
Sale or maturity of other investments                                   2,186,586     1,763,285     1,739,382
----------------------------------------------------------------------
Proceeds from disposition of business                                      10,242            --      (195,000)
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities               181,013       112,236       (95,341)
----------------------------------------------------------------------
Other                                                                     145,524      (114,153)      142,592
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Used in Investing Activities                                  (1,207,458)   (1,906,235)   (3,127,676)
----------------------------------------------------------------------

Cash Flows from Financing Activities:
Increase in long-term debt                                                 47,182            --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                            (9,805)      (61,819)     (158,143)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,928,315     4,935,740     5,305,499
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,353,031)   (2,746,914)   (3,262,194)
----------------------------------------------------------------------
Investment contract transfers                                          (1,336,438)     (816,826)      108,479
----------------------------------------------------------------------
Increase in funds withheld liability                                       87,151        34,998            --
----------------------------------------------------------------------
Capital contribution from shareholder                                     100,000            --            --
----------------------------------------------------------------------
Dividends paid to shareholder                                            (150,000)     (200,000)     (710,000)
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net Cash Provided by Financing Activities                                 313,374     1,145,179     1,283,641
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Net (Decrease) Increase in Cash and Invested Cash                        (205,068)      196,249    (1,571,859)
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                             1,442,772     1,246,523     2,818,382
                                                                      -----------  ------------  ------------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $ 1,237,704  $  1,442,772  $  1,246,523
--------------------------------------------------------------------- ===========  ============  ============

See notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were sold as part of the sale of LNC's reinsurance business to Swiss Re in December 2001 (see
Note 12). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivatives in liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, LNL recognizes investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
LNL hedges certain portions of its exposure to interest rate risk, credit risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

LNL recognizes all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2004 and 2003, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards No. 133 , "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

LNL has certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of LNL's accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in LNL's Consolidated Balance Sheets. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's Consolidated Balance Sheets in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed

The Lincoln National Life Insurance Company premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, LNL's retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities represent segregated funds administered and invested by LNL and its insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL and its insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs ("DAC") being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2002 through 2004 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization

The Lincoln National Life Insurance Company periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by LNL includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2004 and 2003 participating policies comprised 3.6%, and 4.2% of the face amount of insurance in-force, and dividend expenses were $77.4 million, $81.6 million, and $76.0 million for the years ended December 31, 2004, 2003, and 2002, respectively.

Reinsurance.
LNL enters into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re in 2001, LNL assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
LNL accounts for its post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
Effective January 1, 2003, LNL implemented the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123") to expense the fair value of LNC stock options granted to LNL employees. On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation.

LNL adopted the retroactive restatement method under FAS 148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. See Note 2 for additional information.

Income Taxes.
LNL and eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates

Statement of Position 03-1.
In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). LNL implemented the provisions of the SOP as of January 1, 2004. Adjustments arising from implementation, as discussed below, have been recorded in net income as a cumulative effect of accounting change.

The SOP provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as GMDB, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, the SOP addresses the presentation and reporting of separate accounts, the capitalization and amortization of sales inducements, and secondary guarantees on universal-life type contracts.

GMDB Reserves. Although there was no method prescribed under generally accepted accounting principles for GMDB reserving until the issuance of the SOP, LNL's Retirement segment has been recording a reserve for GMDBs. At December 31, 2003, LNL's GMDB reserve was $46.4 million. Based upon a comparison of the requirements of the SOP to LNL's established practice of reserving for GMDB, the adoption of the GMDB reserving methodology under the SOP resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $18.2 million at December 31, 2004, of which $18.0 million was reinsured with an affiliated reinsurance company (Note 14).

Under the SOP, the reserve is calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

Application of the SOP impacts estimated gross profits ("EGPs") used to calculate amortization of DAC, PVIF, DSI, and DFEL. The benefit ratio approach under the SOP results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in LNL's determination of DAC amortization are lower under the SOP. Therefore upon adoption of the SOP LNL reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million, pre-tax, in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of the SOP resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million, pre-tax, ($22.9 million after-tax) in 2004.

Sales Inducements. LNL's Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

LNL previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of the SOP, LNL reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the balance sheet. Amortization of the deferred sales inducement asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

LNL previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by the SOP, during the first quarter of 2004, LNL began deferring excess DCA interest as deferred sales inducements and amortizing these deferred sales inducements as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under the SOP as under LNL's previous accounting method. However, due to the prospective treatment of new deferred sales inducements, LNL's net income was slightly higher under the SOP for 2004 relative to the approach used for last year. This pattern is expected to continue for near term financial reporting periods. Net income for the year ended December 31, 2004 increased $7.9 million compared to 2003 due to excess DCA interest capitalized under the SOP.

Universal Life Contracts. LNL's Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which the SOP might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves would be necessary with the exception of the MoneyGuard/SM /product. MoneyGuard/SM/ is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of the SOP resulted in a charge recorded as a cumulative effect of accounting change of $2.7 million, after-tax, for the extension of benefit feature in MoneyGuard/SM/.

The Lincoln National Life Insurance Company

FASB Staff Position No. FAS 97-1--Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.
In June of 2004, the Financial Accounting Standards Board ("FASB") issued Financial Staff Position FAS 97-1 ("FSP 97-1"), which was effective for the third quarter 2004. FSP 97-1 clarifies that the SOP did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of Statement of Accounting Standards No. 97 "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" to only those situations where profits are followed by expected losses. LNL implemented the requirements of FSP 97-1, and they did not have any effect on LNL's results of operations.

Accounting for Share-Based Payment.
In December 2004, the FASB issued Statement No. 123 (revised 2004), Share-Based Payment ("FAS 123(r)"), which is a revision of FASB Statement No. 123, "Accounting for Stock-Based Compensation." FAS 123(r) requires all share-based payments to employees to be recognized in the income statement based on their fair values. As discussed in Note 1, LNL had previously adopted the retroactive restatement method under FAS148 and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

LNC currently uses the Black-Scholes formula to estimate the value of stock options granted to employees of LNL and expects to continue to use this acceptable option valuation model upon the required adoption of FAS 123(r) on July 1, 2005. FAS 123(r) also requires that the benefits of tax deductions in excess of recognized compensation cost be reported as financing cash flow, rather than as an operating cash flow as currently required. LNL does not anticipate that adoption for FAS 123(r) will have a material effect on results of operations, operating cash flows or its financial position.

On December 31, 2002, the FASB issued FAS 148, which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. LNL adopted the fair value method of accounting under FAS 123 with the retroactive restatement method, as amended by FAS 148, as of January 1, 2003 and restated its financial statements for the years 2002, 2001, and 2000.

FASB Financial Staff Position No. FAS--106-1 Medicare Prescription Drug Improvement and Modernization Act of 2003 and FASB Staff Position No. FAS--106-2--Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.
In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act") became law. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1 ("FSP 106-1"), which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

There are several uncertainties that exist as to the eventual effects of the Medicare Act on the cost of the prescription drug benefits currently included in LNC's retiree medical benefit plan in which LNL retiree's participate. These uncertainties include various administrative components related to the Medicare Act that have yet to be developed, the potential for significant legislative changes to the Medicare Act prior to its implementation in 2006, and the interrelated effects that the existence of various cost containment measures currently included within LNC's retiree medical benefit plans may have under the new legislation. However, regardless of the outcome of these various uncertainties, LNL does not currently expect that the Medicare Act would have a material affect on future net income due to the cost containment measures already in place under LNC's retiree medical benefit plans for LNL retiree participants.

Due to these uncertainties and expected immaterial impact, LNL elected to defer accounting for the effects of the Medicare Act in 2003. In May 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-2 ("FSP 106-2"), which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

LNL completed its analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in third quarter of 2004. The implementation did not have a material effect on LNL's results of operations. For additional information, see Note 7.

Due to uncertainties about how LNL participants in LNC's post-retirement plan will elect to participate in the Medicare Act's benefits, and the various uncertainties created by the current lack of guidelines for applying the Medicare Act's provisions, LNL's assessment of the effects of the provisions of the Medicare Act could change. Any change would be included in the financial statements in the period the change occurs. Any change is not expected to have a material effect on LNL.

EITF 03-1--The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.
In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. EITF 03-1 indicated that, although not presumptive, a pattern of selling investments prior to the forecasted recovery may call into question an investor's intent to hold the security until it recovers in value. The application of

The Lincoln National Life Insurance Company

EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. However, in September 2004, the FASB directed the FASB staff to develop a staff position ("FSP") providing further guidance on this topic. On September 30, 2004, the FASB issued FSP EITF 03-1-1 delaying the effective date of the accounting and measurement provisions of EITF 03-1 until further guidance is finalized, and it is not known what the effective date of the final FSP will be. LNL will continue to monitor developments concerning EITF 03-1 and is currently unable to estimate the potential effects of implementing EITF 03-1 on its consolidated financial condition or results of operations.

Accounting for Variable Interest Entities.
In January 2003, the FASB issued initial guidance under Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. A VIE is an entity in which no equity investors have the characteristics of a controlling financial interest or have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The FASB significantly modified several key aspects of the rules in a revised interpretation issued in December 2003. LNL adopted the final FIN 46 rules on December 31, 2003.

LNL identified certain partnership investments that required consolidation under the requirements of FIN 46. LNL consolidated these partnerships at December 31, 2003 with no material effect to either financial condition or results of operations.

Accounting for Modified Coinsurance.
During the fourth quarter of 2003, LNL implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements.

The effective date for implementation of DIG B36 for LNL was the October 1, 2003 start date of the fourth quarter. The following table summarizes the various effects on shareholder's equity from the implementation of DIG B36 (in millions):

         Initial Adoption Shareholder Equity Effect on October 1, 2003


Notes                                                                                       Pre-tax  After-tax
----- -                                                                                     -------  ---------
      Recording of Embedded Derivative
 1A.  Cumulative effect of accounting change............................................... $(363.9)  $(236.6)
 1B.  Release of liability for unrealized investment gains.................................   342.8     222.8
                                                                                            -------   -------
      Total................................................................................   (21.1)    (13.8)
                                                                                            -------   -------
 2A.  Reclassification of available-for-sale securities to trading securities..............   342.9     222.9
 2B.  Release of unrealized available-for-sale security gains in Other Comprehensive Income  (342.9)   (222.9)
                                                                                            -------   -------
      Total available for sale to trading adjustment.......................................      --        --
                                                                                            -------   -------
      Total effect on Shareholder's Equity from DIG B36 Implementation on October 1, 2003.. $ (21.1)  $ (13.8)
                                                                                            =======   =======

1A.At the time of adoption, LNL recorded a charge to net income as a cumulative effect of a change in accounting, representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements.

1B.In conjunction with recording the above charge in 1A., LNL also recorded an increase in Other Comprehensive Income relating to the fact that prior to the adoption of DIG B36 the net unrealized gains on the underlying available-for-sale securities supporting these reinsurance agreements had been accounted for as gains benefiting the reinsurance companies assuming the risks under these Modco and CFW reinsurance agreements.

2A.Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, LNL reclassified related available-for-sale securities to trading securities classification.

2B.The previously recorded increases to shareholder's equity reported in Other
   Comprehensive Income as a result of the available-for-sale classification of these securities were reversed as part of the reclassification accounting.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

Change in Estimate for Personal Accident Reinsurance Reserves.
As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million, after-tax ($32.1 million, pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain. As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million, after-tax ($283.2 million, pre-tax). After giving effect to LNL's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 million, after-tax ($183.2 million, pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

Accounting for Costs Associated with Exit or Disposal Activities.
In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. LNL adopted FAS 146 on January 1, 2003, and the adoption affects the timing of when expense is recognized for restructuring activities after December 31, 2002. See Note 13 for information on Restructuring charges.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
December 31, 2004:
  Corporate bonds...........................   $24,415.4... $1,660.9 $(108.3) $25,968.0.
  U.S. government bonds.....................       151.6...     11.1       --     162.7.
  Foreign government bonds..................       884.6...     61.9    (0.4)     946.1.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8...      9.9    (1.0)     704.7.
    Collateralized mortgage obligations.....     2,650.8...     62.6    (8.2)   2,705.2.
    Commercial mortgage backed securities...     2,347.4...    111.8    (9.7)   2,449.5.
    Other asset-backed securities...........       150.3...      7.7    (0.5)     157.5.
  State and municipal bonds.................       157.7...      4.5    (0.6)     161.6.
  Redeemable preferred stocks...............        61.2...     15.0       --      76.2.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    31,514.8...  1,945.4  (128.7)  33,331.5.
Equity securities...........................       101.2...     12.5       --     113.7.
                                               ---------    -------- -------  ---------
Total.......................................   $31,616.0... $1,957.9 $(128.7) $33,445.2.
                                               =========    ======== =======  =========
December 31, 2003:
  Corporate bonds...........................   $23,414.0... $1,689.5 $(169.6) $24,933.9.
  U.S. government bonds.....................       196.4...      9.3    (0.2)     205.5.
  Foreign government bonds..................       820.8...     42.2   (13.4)     849.6.
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       460.6...     15.2    (1.4)     474.4.
    Collateralized mortgage obligations.....     2,419.3...     66.8    (9.2)   2,476.9.
    Commercial mortgage backed securities...     1,946.6...    118.6   (13.1)   2,052.1.
    Other asset-backed securities...........       152.3...      6.0    (0.5)     157.8.
  State and municipal bonds.................       143.5...      5.3    (0.5)     148.3.
  Redeemable preferred stocks...............        53.7...     10.5    (0.1)      64.1.
                                               ---------    -------- -------  ---------
Total fixed maturity securities.............    29,607.2...  1,963.4  (208.0)  31,362.6.
Equity securities...........................       128.6...     19.0    (0.4)     147.2.
                                               ---------    -------- -------  ---------
Total.......................................   $29,735.8... $1,982.4 $(208.4) $31,509.8.
                                               =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2004
           Due in one year or less..........   $ 1,238.7    $ 1,254.3
           Due after one year through five
            years...........................     6,193.7      6,486.6
           Due after five years through ten
            years...........................     9,709.6     10,305.7
           Due after ten years..............     8,528.5      9,268.0
                                               ---------    ---------
           Subtotal.........................    25,670.5     27,314.6
           Asset and mortgage-backed
            securities......................     5,844.3      6,016.9
                                               ---------    ---------
           Total............................   $31,514.8    $33,331.5
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                               Par Value Amortized Cost Fair Value
                               --------- -------------- ----------
                                          (in millions)
                               -----------------------------------
             December 31, 2004
               Below 5%....... $  823.5     $  251.8     $  250.0
               5%-6%..........  2,331.9      2,318.8      2,348.2
               6%-7%..........  1,560.3      1,567.3      1,614.8
               Above 7%.......  1,684.0      1,706.4      1,803.9
                               --------     --------     --------
               Total.......... $6,399.7     $5,844.3     $6,016.9
                               ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                                 December 31, 2004
               NAIC     Rating Agency
            Designation Equivalent Designation Fair Value  % of Total
            ----------- ---------------------- ----------  ----------
                                               (in millions, except %)
                                               ----------------------
                 1        AAA/AA /A........... $20,132.2      60.4%
                 2        BBB.................  11,054.2      33.2
                 3        BB..................   1,401.0       4.2
                 4        B...................     502.3       1.5
                 5        CCC and lower.......     118.9       0.3
                 6        In or near default..     122.9       0.4
                                               ---------     -----
                          Total............... $33,331.5     100.0%
                                               =========     =====

The major categories of net investment income are as follows:

                                          Year Ended December 31
                                          2004     2003     2002
                                        -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities $1,932.3 $2,030.1 $2,030.3
              Equity securities........      8.4      9.2     10.1
              Trading securities.......    173.3     41.2       --
              Mortgage loans on real
               estate..................    349.5    337.9    356.3
              Real estate..............     24.7     42.0     45.8
              Policy loans.............    119.2    122.5    133.6
              Invested cash............     20.6      5.3     30.4
              Other investments........     54.3     47.6     18.8
                                        -------- -------- --------
              Investment revenue.......  2,682.3  2,635.8  2,625.3
              Investment expense.......     89.1     95.7     92.2
                                        -------- -------- --------
              Net investment income.... $2,593.2 $2,540.1 $2,533.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                   2004      2003
                                                 --------- --------
                                                   (in millions)
                                                 ------------------
            Year Ended December 31
              Corporate bonds...................  $2,259.0 $2,171.2
              U.S. government bonds.............     307.8    285.9
              Foreign government bonds..........      50.5     46.5
              Asset and mortgage-backed
               securities:
                Mortgage pass-through
                 securities.....................      37.6     18.9
                Collateralized mortgage
                 obligations....................     103.1    110.8
                Commercial mortgage backed
                 securities.....................     151.4    123.1
                Other asset-backed securities...       9.3      9.7
              State and municipal bonds.........      18.8     16.5
              Redeemable preferred stocks.......       2.7      1.7
                                                 --------- --------
            Total fixed maturity securities.....   2,940.2  2,784.3
            Equity securities...................       2.3      2.2
                                                 --------- --------
            Total............................... $ 2,942.5 $2,786.5
                                                 ========= ========

The portion of the market adjustment for trading securities and the corresponding market adjustment for the reinsurance embedded derivative related to trading securities at December 31, 2004 and 2003 was $25.7 million and $307.7 million, respectively.

The Lincoln National Life Insurance Company

The detail of the realized gain (loss) on investments is as follows:

                                               Year Ended December 31
                                               2004    2003     2002
                                              ------  ------  -------
                                                   (in millions)
                                              -----------------------
         Realized loss on investments and
          derivative instruments............. $(58.2) $(16.1) $(262.8)
         Gain on transfer of securities from
          available-for-sale to trading......     --   342.9       --
         Gain (loss) on reinsurance
          embedded derivative/trading
          securities.........................   (1.0)    4.0       --
         Gain (loss) on sale of subsidiaries/
          business...........................   14.1      --    (10.6)
                                              ------  ------  -------
         Total Realized Gain (Loss) on
          Investments........................ $(45.1) $330.8  $(273.4)
                                              ======  ======  =======

The detail of the realized loss on investments and derivative instruments is as follows:

                                            Year Ended December 31
                                            2004     2003     2002
                                          -------  -------  -------
                                                (in millions)
                                          -------------------------
            Fixed maturity securities
             available-for-sale
              Gross gain................. $ 107.6  $ 333.7  $ 163.8
              Gross loss.................  (115.3)  (353.7)  (578.5)
            Equity securities
             available-for-sale
              Gross gain.................    18.7     25.4     11.8
              Gross loss.................    (0.7)    (4.4)   (22.2)
            Other investments............     4.5     28.1     27.2
            Associated (amortization)
             restoration of deferred
             acquisition costs and
             provision for policyholder
             commitments.................   (51.2)   (32.8)   143.2
            Investment expenses..........   (10.3)    (9.9)    (9.3)
                                          -------  -------  -------
            Total Investments............   (46.7)   (13.6)  (264.0)
            Derivative instruments net of
             associated (amortization)
             restoration of deferred
             acquisition costs...........   (11.5)    (2.5)     1.2
                                          -------  -------  -------
            Total Investments and
             Derivative Instruments...... $(58.2)  $ (16.1) $(262.8)
                                          =======  =======  =======

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            -----   ------  ------
                                                (in millions)
                                            ---------------------
              Fixed maturity securities
               available-for-sale.......... $67.2   $248.8  $296.6
              Equity securities
               available-for-sale..........    --      3.4    21.4
              Mortgage loans on real estate  (2.0)     5.6     9.7
              Real estate..................    --      4.1      --
              Other long-term investments..    --       --     6.4
              Guarantees...................  (0.1)    (0.3)     --
                                            -----   ------  ------
              Total........................ $65.1   $261.6  $334.1
                                            =====   ======  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                          Year Ended December 31
                                           2004   2003    2002
                                          -----  ------ --------
                                              (in millions)
                                          ----------------------
                Fixed maturity securities $61.3  $190.8 $1,219.5
                Equity securities........  (6.1)    7.6     13.0
                                          -----  ------ --------
                Total.................... $55.2  $198.4 $1,232.5
                                          =====  ====== ========

The Lincoln National Life Insurance Company

For total traded and private securities held by LNL at December 31, 2004 and 2003 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                             % Fair Amortized % Amortized Unrealized % Unrealized
                                  Fair Value Value    Cost       Cost        Loss        Loss
                                  ---------- ------ --------- ----------- ---------- ------------
                                                           (in millions)
                                  --------------------------------------------------------------
2004
(less or =) 90 days                $2,263.8   45.1% $2,280.0      44.3%    $ (16.2)      12.6%
90 days but (less or =) 180 days      338.1    6.7%    344.8       6.7%       (6.7)       5.2%
180 days but (less or =) 270 days   1,099.6   21.9%  1,127.9      21.9%      (28.3)      22.0%
270 days but (less or =) 1 year       187.1    3.7%    191.8       3.7%       (4.7)       3.7%
1 year                              1,133.9   22.6%  1,206.7      23.4%      (72.8)      56.5%
                                   --------  -----  --------     -----     -------      -----
Total                              $5,022.5  100.0% $5,151.2     100.0%    $(128.7)     100.0%
                                   ========  =====  ========     =====     =======      =====
2003
(less or =) 90 days                $1,903.7   41.1% $1,923.8      39.8%    $ (20.1)       9.6%
90 days but (less or =) 180 days    1,166.0   25.2%  1,200.7      24.8%      (34.7)      16.7%
180 days but (less or =) 270 days     504.1   10.9%    531.5      11.0%      (27.4)      13.2%
270 days but (less or =) 1 year       141.8    3.1%    147.0       3.0%       (5.2)       2.5%
1 year                                915.7   19.7%  1,036.6      21.4%     (120.9)      58.0%
                                   --------  -----  --------     -----     -------      -----
Total                              $4,631.3  100.0% $4,839.6     100.0%    $(208.3)     100.0%
                                   ========  =====  ========     =====     =======      =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors considered by LNL in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) LNL's ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9--Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Property and Equipment," include allowances for depreciation as follows:

                                             December 31
                                             2004    2003
                                             -----  ------
                                             (in millions)
                                             ------------
                      Real estate........... $23.5  $ 22.0
                      Property and equipment  49.3   100.9

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                       December 31
                                                      2004    2003
                                                     ------  ------
                                                      (in millions)
                                                     --------------
            Impaired loans with allowance for losses $ 84.0  $120.2
            Allowance for losses....................  (15.5)  (17.5)
                                                     ------  ------
            Net impaired loans...................... $ 68.5  $102.7
                                                     ======  ======

The allowance for losses is maintained at a level believed adequate by LNL to absorb estimated probable credit losses. LNL's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

The Lincoln National Life Insurance Company

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                            Year Ended December 31
                                             2004    2003    2002
                                            -----   ------  -----
                                                (in millions)
                                            --------------------
               Balance at beginning-of-year $17.5   $ 11.9  $ 2.2
               Provisions for losses.......   4.7     16.4   12.7
               Releases due to principal
                paydowns...................  (6.7)   (10.8)  (3.0)
                                            -----   ------  -----
               Balance at end-of-year...... $15.5   $ 17.5  $11.9
                                            =====   ======  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              Year Ended December 31
                                               2004    2003   2002
                                               ------  -----  -----
                                                (in millions)
                                              ----------------------
               Average recorded investment in
                impaired loans............... $100.7   $72.6  $54.0
               Interest income recognized on
                impaired loans...............    9.1     8.1    5.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2004 and 2003, LNL had no mortgage loans on non-accrual status. As of December 31, 2004 and 2003, LNL had no mortgage loans past due 90 days and still accruing.

As of December 31, 2004 and 2003, LNL had restructured mortgage loans of $69.5 million and $63.6 million, respectively. LNL recorded $3.6 million and $4.7 million of interest income on these restructured mortgage loans in 2004 and 2003, respectively. Interest income in the amount of $6.4 million and $5.8 million would have been recorded on these mortgage loans according to their original terms in 2004 and 2003, respectively. As of December 31, 2004 and 2003, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2004, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $478.9 million. This includes $181.8 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $147.4 million and $132.1 million at December 31, 2004 and 2003, respectively.

During the third quarter of 2003, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. LNL received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.1 million and $0.03 million were received in 2004 and 2003, respectively. The transaction was hedged with interest rate swaps to lock in the value of the loans. LNL recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. LNL did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2004   2003    2002
                                           ------ ------ -------
                                               (in millions)
                                           ---------------------
               Current.................... $ 97.7 $ 31.5 $(140.4)
               Deferred...................   95.5  213.4    41.5
                                           ------ ------ -------
               Total tax expense (benefit) $193.2 $244.9 $ (98.9)
                                           ====== ====== =======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                               Year Ended December 31
                                                2004    2003    2002
                                              -------  ------  ------
                                                   (in millions)
                                              -----------------------
         Tax rate times pre-tax income (loss) $ 271.6  $323.1  $(22.2)
         Effect of:
           Tax-preferred investment income...  (68.7)   (49.7)  (46.6)
           Tax credits.......................  (13.9)   (19.1)  (17.7)
           Other items.......................     4.2    (9.4)  (12.4)
                                              -------  ------  ------
         Provision for income taxes.......... $ 193.2  $244.9  $(98.9)
         Effective tax rate..................      25%     27%    N/M
                                              =======  ======  ======

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax loss of $63.4 million resulted in a tax benefit of $98.9 million in 2002, the effective tax rate was not meaningful.

The Federal income tax liability is as follows:

                                                   December 31
                                                    2004   2003
                                                   ------  -----
                                                   (in millions)
                                                   ------------
                Current........................... $ 47.4  $19.7
                Deferred..........................  102.2   17.2
                                                   ------  -----
                Total Federal income tax liability $149.6  $36.9
                                                   ======  =====

The Lincoln National Life Insurance Company

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2004      2003
                                                  --------- --------
                                                    (in millions)
                                                  ------------------
           Deferred tax assets:
             Insurance and investment contract
              liabilities........................  $1,158.9 $1,123.7
             Reinsurance deferred gain...........     317.9    321.6
             Net capital loss carryforwards......        --     41.1
             Reinsurance related derivative
              liability..........................     123.7    114.6
             Post-retirement benefits other than
              pensions...........................      17.0      6.1
             Compensation related................      93.1     80.0
             Ceding commission asset.............      12.9     14.8
             Other...............................      50.8     23.8
                                                  --------- --------
           Total deferred tax assets.............   1,774.3  1,725.7
                                                  ========= ========
           Deferred tax liabilities:
             Deferred acquisition costs..........     721.3    607.3
             Net unrealized gain on securities
              available-for-sale.................     653.5    640.9
             Trading security gains..............     115.8    107.8
             Present value of business in-force..     286.7    322.6
             Other...............................      99.2     64.3
                                                  --------- --------
           Total deferred tax liabilities........   1,876.5  1,742.9
                                                  --------- --------
           Net deferred tax liability............ $   102.2 $   17.2
                                                  ========= ========

The Company and its affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2004 and 2002 was $56.4 million and $396.5 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

LNL is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2004 and 2003, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2004 and 2003.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2004, LNL has approximately $200.7 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. As a result, LNL believes that its dividend activity will be sufficient to eliminate the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The audits from tax years through 1995 have been completed and these years are closed. The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. LNL does not anticipate that any adjustments that might result from such audits would be material to LNL's consolidated results of operations or financial condition.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
5. Supplemental Financial Data

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           Year Ended December 31
                                           2004     2003     2002
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
            Insurance assumed........... $   0.3  $   1.0  $   1.1
            Insurance ceded.............  (315.1)  (250.9)  (233.1)
                                         -------  -------  -------
            Net reinsurance premiums and
             fees....................... $(314.8) $(249.9) $(232.0)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.6 billion in each of the years ended December 31, 2004, 2003 and 2002.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                  Year Ended December 31
                                                    2004        2003*
                                                   --------   --------
                                                     (in millions)
                                                  ---------------------
          Balance at beginning-of-year........... $2,526.5    $2,342.1
          Deferral...............................    839.0       636.1
          Amortization...........................   (411.7)     (275.5)
          Adjustment related to realized gains on
           securities available-for-sale.........    (45.7)      (50.2)
          Adjustment related to unrealized gains
           on securities available-for-sale......    (14.7)     (126.0)
          Cumulative effect of accounting
           change................................    (39.3)         --
                                                   --------   --------
          Balance at end-of-year................. $2,854.1    $2,526.5
                                                   ========   ========

--------
*Amounts have been restated for the reclassification of deferred sales inducements. Refer to Note 2 for additional information.

Realized loss on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2004, 2003 and 2002 are net of amounts restored or (amortized) against deferred acquisition costs of $(45.7) million, $(50.2) million and $115.0 million, respectively. In addition, realized gains and losses for the year ended December 31, 2004, 2003 and 2002 are net of adjustments made to policyholder reserves of $(1.5) million, $18.0 million and $25.6 million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2004      2003      2002
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  695.2  $  572.3  $  566.7
            Other volume related
             expenses.................    435.0     328.4     264.2
            Operating and
             administrative expenses..    585.7     624.4     664.0
            Deferred acquisition costs
             net of amortization......   (427.3)   (360.6)   (313.1)
            Restructuring charges.....     18.4      45.5        --
            Other intangibles
             amortization.............    102.2      90.9     105.7
            Other.....................     85.4      96.8      95.8
                                       --------  --------  --------
            Total..................... $1,494.6  $1,397.7  $1,383.3
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                            2004   2003
                                           ------ ------
                                           (in millions)
                                           -------------
                        Life Insurance.... $855.1 $855.1
                        Lincoln Retirement   64.1   64.1
                                           ------ ------
                        Total............. $919.2 $919.2
                                           ====== ======

The Lincoln National Life Insurance Company

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                               As of December 31, 2004     As of December 31, 2003
                             --------------------------- ---------------------------
                             Gross Carrying Accumulated  Gross Carrying Accumulated
                                 Amount     Amortization     Amount     Amortization
                             -------------- ------------ -------------- ------------
                                                  (in millions)
                             -------------------------------------------------------
Amortized Intangible Assets:
  Present value of in-force
    Lincoln Retirement......    $  225.0       $132.4       $  225.0       $111.9
    Life Insurance..........     1,254.2        527.7        1,254.2        445.5
                                --------       ------       --------       ------
Total.......................    $1,479.2       $660.1       $1,479.2       $557.4
                                ========       ======       ========       ======

Future estimated amortization of other intangible assets is as follows (in millions):

                     2005-$72.6 2006-$61.0       2007-$67.8
                     2008- 66.5 2009- 65.5 Thereafter-485.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                                                     December 31
                                                                               2004     2003      2002
                                                                             -------  --------  --------
                                                                                    (in millions)
                                                                             ---------------------------
Balance at beginning of year................................................ $ 921.8  $1,012.8  $1,118.5
Interest accrued on unamortized balance (Interest rates range from 5% to 7%)    49.9      55.6      61.4
Amortization................................................................  (152.6)   (146.6)   (167.1)
                                                                             -------  --------  --------
Balance at end-of-year...................................................... $ 819.1  $  921.8  $1,012.8
                                                                             =======  ========  ========

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                                           December 31
                                                         2004      2003
                                                       --------- ---------
                                                          (in millions)
                                                       -------------------
      Premium deposit funds........................... $22,267.3 $21,891.8
      Undistributed earnings on participating business     145.3     155.1
      Other...........................................     714.0     680.9
                                                       --------- ---------
      Total........................................... $23,126.6 $22,727.8
                                                       ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                            December 31
                                                           2004     2003
                                                         -------- --------
                                                           (in millions)
                                                         -----------------
      Short-term debt:                                   $   32.1 $   41.9
                                                         -------- --------
      Long-term debt:
        Surplus notes due Lincoln National Corporation:
          6.56% surplus note, due 2028                   $  500.0 $  500.0
          6.03% surplus note, due 2028                      750.0    750.0
                                                         -------- --------
      Total Surplus Notes...............................  1,250.0  1,250.0
      Mortgage loans on investment real estate..........     47.2       --
                                                         -------- --------
      Total long-term debt.............................. $1,297.2 $1,250.0
                                                         ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note of $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 8). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. After January 5, 2003, subject to approval by the Indiana Insurance Commissioner,

The Lincoln National Life Insurance Company

LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 8). This note calls for LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. After December 18, 2003, subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2004 was $78.8 million and $79.3 million for 2003 and 2002.

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


LNL issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). LNL also issues variable annuity and life contracts through separate accounts that include various types of GMDB features and a GMWB feature. The GMDB features include those where LNL contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2004 and 2003. (Note that LNL's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                     December 31
                                                     2004        2003
                                                       -----      -----
                                                     In the Event of Death
                                                     ---------------------
                                                     (in billions)
                                                     ---------------------
               Return of net deposit
                 Account value...................... $28.4.....  $25.2....
                 Net amount at risk.................   0.2.....    0.4....
                 Average attained age of
                  contractholders...................    52.....     51....
               Return of net deposits plus a minimum
                return
                 Account value......................  $0.3.....  $ 0.3....
                 Net amount at risk.................    --.....     --....
                 Average attained age of
                  contractholders...................    65.....     64....
                 Guaranteed minimum return..........    5%.....     5%....
               Highest specified anniversary account
                value minus withdrawals post
                anniversary
                 Account value...................... $15.6.....  $12.4....
                 Net amount at risk.................   0.6.....    1.1....
                 Average attained age of
                  contractholders...................    62.....     61....

Approximately $4.2 billion and $0.8 billion of separate account values at December 31, 2004 and 2003, respectively, were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under FAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        December 31
                                                        2004   2003
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $27.6  $23.2
              International equity....................   3.2    2.4
              Bonds...................................   4.2    3.6
                                                       -----  -----
                Total.................................  35.0   29.2
              Money market............................   3.3    3.2
                                                       -----  -----
                Total................................. $38.3  $32.4
                                                       =====  =====
            Percent of total variable annuity separate
             account values                             88.7%  90.5%
                                                       =====  =====

The Lincoln National Life Insurance Company

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                                 GMDB
                                                             2004    2003
                                                            ------- ------
                                                             (in millions)
                                                            --------------
       Total:
         Balance at January 1.............................. $  46.4 $ 84.5
         Cumulative effect of implementation of SOP 03-1...   (9.7)     --
         Benefits reserves.................................   (2.1)   (2.6)
         Benefits paid.....................................  (16.4)  (35.5)
                                                            ------- ------
         Balance at December 31............................ $  18.2 $ 46.4
                                                            ======= ======
       Ceded:
         Balance at January 1.............................. $ (3.5) $   --
         Cumulative effect of implementation of SOP 03-1...     1.7     --
         Benefits reserves.................................  (23.2)   (4.7)
         Benefits paid.....................................     7.0    1.2
                                                            ------- ------
         Balance at December 31............................ $(18.0) $ (3.5)
                                                            ======= ======
       Net:
         Balance at January 1.............................. $  42.9 $ 84.5
         Cumulative effect of implementation of SOP 03-1...   (8.0)     --
         Benefits reserves.................................  (25.3)   (7.3)
         Benefits paid.....................................   (9.4)  (34.3)
                                                            ------- ------
         Balance at December 31............................ $   0.2 $ 42.9
                                                            ======= ======

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, LNL entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, LNL ceded a portion of its GMDB and all of its GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, LNL transferred its existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, LNL paid premiums to LNR Barbados totaling $54.3 million and $13.2 million in 2004 and 2003, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
7. Benefit Plans

Pension and Other Post-retirement Benefit Plans--U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. This amendment to the plan resulted in the immediate recognition at the end of 2003 of a one-time curtailment gain of $2.3 million pre-tax. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

As discussed in Note 2, the Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued FSP 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act.

LNL elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNL's financial statements for the year ended December 31, 2003, do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004.

LNC and LNL completed their analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. The implementation did not have a material effect on LNL's results of operations.

The Lincoln National Life Insurance Company

Obligations, Funded Status and Assumptions
Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to LNL employees is as follows:

                                                       Year Ended December 31
                                                  --------------------------------------
                                                                   Other Post-retirement
                                                  Pension Benefits       Benefits
                                                  ---------------        --
                                                    2004    2003    2004       2003
                                                  -------  ------   ------     ------
                                                           (in millions)
Change in plan assets:
  Fair value of plan assets at beginning-of-year.  $436.9  $343.0  $   --     $   --
  Transfers of assets............................      --     0.9      --         --
  Actual return on plan assets...................    46.8    79.2      --         --
  Company contributions..........................    32.7    40.5     6.5        4.6
  Administrative expenses........................   (2.0)    (1.8)     --         --
  Benefits paid..................................  (36.1)   (24.9)   (6.5)      (4.6)
                                                  -------  ------   ------     ------
  Fair value of plan assets at end-of-year.......   478.3   436.9      --         --
                                                  =======  ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........   449.9   441.1    79.1       88.9
  Transfers of benefit obligations...............      --     0.6      --         --
  Medicare Part D Subsidy........................     1.1      --    (5.1)        --
  Service cost...................................    16.7    18.1     1.7        1.4
  Interest cost..................................    28.5    27.2     4.6        4.9
  Plan participants' contributions...............      --      --     1.4        1.0
  Special termination benefits...................     0.1     1.4      --         --
  Plan curtailment gain..........................      --      --      --       (2.3)
  Actuarial (gains) losses.......................    32.7   (13.6)    7.7      (10.2)
  Benefits paid..................................  (36.1)   (24.9)   (6.5)      (4.6)
                                                  -------  ------   ------     ------
  Benefit obligation at end-of-year..............   492.9   449.9    82.9       79.1
                                                  =======  ======   ======     ======
Underfunded status of the plans..................   (14.6)  (13.0)  (82.9)     (79.1)
Unrecognized net actuarial (gains) losses........    60.3    38.4     1.5       (1.9)
Unrecognized prior service cost..................   (14.9)  (17.0)     --         --
                                                  -------  ------   ------     ------
Prepaid (accrued) benefit cost................... $  30.8  $  8.4  $(81.4)    $(81.0)
                                                  =======  ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................    6.00%   6.50%   6.00%      6.50%
  Expected return on plan assets.................    8.25%   8.25%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................    4.00%   4.00%     --         --
  All other plans................................    4.00%   4.00%   4.00%      4.00%

LNL uses a December 31 measurement date for its pension and post-retirement plans.

The expected return on plan assets for both 2004 and 2003 was 8.25%. This rate is initially established at the beginning of the plan year based on the historical rates of return and is reevaluated based on the actual return through an interim date during the current plan year. As there was not a significant variance between the projected actual return for both 2003 and 2004 and the expected return of 8.25%, LNL maintained the expected return at 8.25% for the actuarial valuation calculated at the end of each year.

The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 9.5% for 2004. It further assumes the rate will gradually decrease to 5.0% by 2015 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2004 and 2003 by $5.6 million and $4.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2004 and 2003 would increase by $0.5 million and $0.4 million, respectively.

The Lincoln National Life Insurance Company

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                  December 31
                                                  2004   2003
                                                 ------ ------
                                                 (in millions)
                                                 -------------
                  Accumulated benefit obligation $135.5 $127.8
                  Projected benefit obligation..  136.3  129.6
                  Fair value of plan assets.....   81.8   78.2

Minimum Pension Liability Adjustment

                                                                                                                Year Ended
                                                                                                                December 31
                                                                                                               2004   2003
                                                                                                               ----- ------
                                                                                                               (in millions)
                                                                                                               ------------
Increase/(decrease) in minimum pension liability adjustment included in other comprehensive income (after-tax) $ 3.7 $(42.6)

                                                                                                               December 31,
                                                                                                               2004   2003
                                                                                                               ----- ------
Minimum pension liability adjustment included in accumulated other comprehensive income (after-tax)........... $13.0 $  9.3

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                   Year Ended December 31
                                                                Other Post-retirement
                                           Pension Benefits           Benefits
                                        ----------------------  -------------------
                                         2004    2003    2002    2004    2003   2002
                                        ------  ------  ------  -----   -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.2  $ 19.4  $ 17.8  $ 1.7   $ 1.4  $ 1.4
Interest cost..........................   28.5    27.2    26.8    4.6     5.0    5.1
Expected return on plan assets.........  (35.2)  (27.7)  (27.1)    --      --     --
Amortization of prior service cost.....   (2.2)   (2.2)   (2.4)    --      --     --
Recognized net actuarial (gains) losses    0.7     5.7     0.2   (0.8)   (0.2)  (0.4)
                                        ------  ------  ------  -----   -----  -----
Net periodic benefit cost.............. $  9.0  $ 22.4  $ 15.3  $ 5.5   $ 6.2  $ 6.1
                                        ======  ======  ======  =====   =====  =====

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $3.0 million, $3.7 million, and $1.0 million in 2004, 2003 and 2002, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

Plan Assets
Defined benefit pension plan assets allocations at December 31, 2004 and 2003, by asset category are as follows:

                                                 2004   2003
                                                -----  -----
                   Asset Category
                     Equity securities.........  63.6%  61.9%
                     Fixed income securities...  31.7   30.7
                     Real estate...............   1.2    5.6
                     Cash and cash equivalents.   3.5    1.8
                                                -----  -----
                     Total..................... 100.0% 100.0%
                                                =====  =====

The Lincoln National Life Insurance Company

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
*Currency exposure can be hedged up to 100%
**International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

The Lincoln National Life Insurance Company

Plan Cash Flows

LNL expects to contribute between $0.0 million and $19.8 million to LNC's defined benefit pension plans in 2005. In addition, LNL expects to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                    Post Retirement Plans
                      -------------------------------------------------
                                                                Not
                                         Reflecting          Reflecting
                      Non-Qualified U.S.  Medicare  Medicare  Medicare
                       Defined Benefit     Part D    Part D    Part D
        (in millions)    Pension Plan     Subsidy   Subsidy   Subsidy
        ------------- ------------------ ---------- -------- ----------
        Year
        ----
         2005........       $ 3.5          $ 5.7     $  --     $ 5.7
         2006........         3.5            4.4      (0.6)      5.0
         2007........         4.0            4.4      (0.6)      5.0
         2008........         4.3            4.3      (0.7)      5.0
         2009........         4.4            4.2      (0.7)      4.9
         Thereafter..        29.9           19.1      (3.5)     22.6

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. LNL's expense for the 401(k) plan amounted to $25.2 million, $22.9 million, and $12.6 million in 2004, 2003 and 2002, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense/(income) for these plans amounted to $6.8 million, $17.0 million, and $(3.6) million in 2004, 2003 and 2002, respectively. These expenses reflect both LNL's employer matching contributions of $2.1 million, $2.4 million and $1.1 million, as well as changes in the measurement of LNL's liabilities net of LNC's total return swap under these plans of $4.7 million, $14.6 million and $(4.7) million for 2004, 2003 and 2002 respectively.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

LNL's total liabilities associated with these plans were $126.1 million and $123.9 million at December 31, 2004 and 2003, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2004 consisted of 35,796 10-year LNC stock options, 372,970 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2004, 139,377 stock options and 605,135 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

The Lincoln National Life Insurance Company

Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. Total compensation expense for LNL under LNC's incentive plans involving performance vesting for 2003 was $0.2 million relating to stock options, $2.7 million relating to performance shares, and $0.2 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in the total LNL stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2004 and 2003 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, LNL's cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Effective January 1, 2003, LNL adopted the fair value recognition method of accounting for its stock option incentive plans under FAS 123, which is considered the preferable accounting method for stock based compensation. Previously, LNL accounted for its stock option incentive plans using the intrinsic value method of accounting under the recognition and measurement provisions of APB 25, and related interpretations. For more information, see Footnote 2 in the Notes to Consolidated Financial Statements.

Information with respect to LNL stock options outstanding at December 31, 2004 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2004          (Years)       Exercise Price       2004       Exercise Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$21-$30      784,141          4.95            $25.35          649,552         $25.40
 31- 40      499,406          3.82             38.15          482,070          38.26
 41- 50    1,802,342          4.86             44.41        1,557,320          44.39
 51- 60    1,871,236          5.53             51.36        1,545,363          51.21
-------    ---------                                        ---------
$21-$60    4,957,125                                        4,234,305
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                      2004   2003   2002
                                                     -----  -----  ------
      Dividend yield................................   3.0%   5.0%    2.5%
      Expected volatility...........................  28.7%  39.8%   39.6%
      Risk-free interest rate.......................   2.7%   2.2%    4.5%
      Expected life (in years)......................   3.6    3.6     4.2
      Weighted-average fair value per option granted $8.61  $5.55  $16.00

The Lincoln National Life Insurance Company

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2002..........  7,233,277      $39.20     4,213,907     $39.05
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------
Balance at December 31, 2002........  6,638,671       41.39     4,035,327      40.00
                                     ==========      ======
Granted-original....................    288,165       25.54
Granted-reloads.....................     13,696       35.28
Exercised (includes shares tendered)   (332,769)      24.22
Forfeited...........................   (540,328)      41.21
                                     ----------      ------
Balance at December 31, 2003........  6,067,435       41.57     4,681,490      41.49
                                     ==========      ======
Granted-original....................     35,796       47.55
Granted-reloads.....................     43,681       45.54
Exercised (includes shares tendered)   (883,042)      46.97
Forfeited...........................   (306,745)      48.07
                                     ----------      ------
Balance at December 31, 2004........  4,957,125      $43.39     4,234,305     $43.27
                                     ==========      ======     =========     ======

Total compensation expense for incentive plans involving stock options granted to LNL employees and agents, for 2004, 2003, and 2002 was $6.8 million, $13.9 million, and $18.7 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for LNL agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized for the SAR program for 2004, 2003 and 2002 was $6.2 million, $6.8 million and $(0.7) million, respectively. The mark-to-market gain (loss) recognized through net income on the call options on LNC stock for 2004, 2003 and 2002 was $2.4 million, $0.3 million and $(6.7) million, respectively. The SAR liability at December 31, 2004 and 2003 was $9.4 million and $9.8 million, respectively.

Information with respect to the LNC SARs incentive plan outstanding for LNL agents at December 31, 2004 is as follows:

                    SARs Outstanding                             SARs Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2004          (Years)       Exercise Price       2004           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$20-$30      369,685          2.03            $24.96         180,604          $24.80
 31- 40        9,066          2.39             34.49           4,100           35.93
 41- 50      590,874          2.16             44.87         283,922           43.60
 51- 60      321,875          2.20             52.10         161,365           52.10
-------    ---------                                         -------
$20-$60    1,291,500                                         629,991
=======    =========                                         =======

The Lincoln National Life Insurance Company

The option price assumptions used for grants to LNL agents under the LNC SAR plan were as follows:

                                                    2004   2003   2002
                                                   -----  -----  ------
       Dividend yield.............................   3.0%   4.6%    2.7%
       Expected volatility........................  25.0%  35.0%   29.5%
       Risk-free interest rate....................   3.1%   3.3%    5.0%
       Expected life (in years)...................   5.0    5.0     5.0
       Weighted-average fair value per SAR granted $8.98  $9.05  $10.86

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
Balance at January 1, 2002.......... 1,125,091      $33.85     102,710     $25.02
Granted-original....................   383,675       51.95
Exercised (includes shares tendered)   (90,818)      28.57
Forfeited...........................   (35,700)      34.95
                                     ---------      ------
Balance at December 31, 2002........ 1,382,248       39.20     301,108      32.06
                                     =========      ======
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------      ------
Balance at December 31, 2003........ 1,599,524       36.92     597,892      36.45
                                     =========      ======
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------      ------
Balance at December 31, 2004........ 1,291,500       40.90     629,991      40.34
                                     =========      ======     =======     ======

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to LNL employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to LNL employees from 2002 through 2004 was as follows:

                                                      2004    2003    2002
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  68,730  10,910  46,500
   Weighted-average price per share at time of grant $ 47.46 $ 31.41 $ 33.55

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies

Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for LNL excluding the insurance subsidiaries sold to Swiss Re in 2001, was $310 million, $267 million and $(252) million for 2004, 2003 and 2002, respectively. In December 2001, Swiss Re acquired LNL's reinsurance operations. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. See Note 12 for further discussion of Swiss Re's acquisition of LNL's reinsurance operation.

Shareholder's equity as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $2.8 billion for December 31, 2004 and 2003, respectively.

LNL acquired a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, LNL's statutory earned surplus was negative.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. As a result of negative statutory earned surplus, LNL was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, LNL received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from LNL's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNL's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for LNL at December 31, 2001.

In general, a dividend is not subject to prior approval from the Commissioner provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by LNL to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus earnings in 2002, LNL's statutory earned surplus was negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, dividends paid by LNL in 2003 were subject to prior approval from the Commissioner.

Dividends of $200 million were paid by LNL to LNC in three quarterly installments during 2003. A special request was made for each payment and each was approved by the Commissioner. Dividends of $150 million were paid by LNL to LNC in three quarterly installments during 2004. Due to statutory earnings and favorable credit markets, LNL's 2004 dividends did not require prior approval. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects it could continue to pay dividends in 2005 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers. These include reserve requirements, which differ from the State of Indiana and, in most cases, are more restrictive thus reducing LNL's total adjusted capital as reported to New York.

Reinsurance Contingencies

See Note 12, "Acquisitions and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNL's reinsurance operations in December 2001.

LNL's amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. LNL obtains reinsurance from a diverse group of reinsurers and monitors concentration as well as financial strength ratings of LNL's principal reinsurers. LNL's principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. As discussed above, LNL sold its reinsurance business to Swiss Re through an indemnity reinsurance arrangement in 2001. Because LNL is not relieved of its liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on the Consolidated Balance Sheet of LNL with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $4.1 billion at December 31, 2004, and is included in amounts recoverable from reinsurers. During 2004, Swiss Re funded a trust for $2.0 billion to support this business. In addition to various remedies that LNL would have in the event of a default by Swiss Re, LNL continues to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and crtain mortgage loans. LNL's funds withheld and embedded derivative liabilities at December 31, 2004 included $1.6 billion and $0.3 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of

The Lincoln National Life Insurance Company mutual fund and variable insurance products and broker- dealer access arrangements. Like others in the industry, LNL has received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. LNL is in the process of responding to these inquiries and continues to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2004, 2003 and 2002 was $54.7 million, $55.7 million and $55.5 million, respectively. Future minimum rental commitments are as follows (in millions):

            2005-$      53.9 2006-$      47.2 2007-$            44.4
                  2008- 37.7       2009- 28.6       Thereafter- 14.7

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNL completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45.0 million to $50.0 million.

Insurance Ceded and Assumed

LNL cedes insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy was to retain no more than $10 million on a single insured life. Beginning in 2003, the new business retention policy for fixed life insurance (primarily universal life and interest sensitive whole life) and variable universal life insurance is to retain no more than $5 million on a single insured life. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance ("COLI") is $1 million and $2 million, respectively. Portions of LNL's deferred annuity business have been reinsured on a Modco basis with other companies to limit LNL's exposure to interest rate risks. At December 31, 2004, the reserves associated with these reinsurance arrangements totaled $2.4 billion. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL remains liable if its reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

LNL's reinsurance operations were acquired by Swiss Re in December 2001. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operation. Under the indemnity reinsurance agreements, Swiss Re reinsured certain liabilities and obligations of LNL. Because LNL is not relieved of its legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re.

Vulnerability from Concentrations

At December 31, 2004, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2004, 27.5% of such mortgages, or $0.9 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37.0 million. Also at December 31, 2004, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position.

Although LNL does not have any significant concentration of customers, LNL's Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, LNL and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 30% and 17% of LNL's total gross annuity deposits in 2004 and 2003, respectively, compared with about 15% sold through AFD in 2002. In addition the American Legacy Variable Annuity product line represents approximately 36% and 35% of LNL's total gross annuity account values at December 31, 2004 and 2003 respectively.

The Lincoln National Life Insurance Company

Other Contingency Matters

LNC and LNL are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

LNC and LNL have pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNC and LNL settled their claims against three liability carriers on a favorable basis, and settled their claims against a fourth liability insurance carrier on a favorable basis in 2004.

For discussion of the resolution of legal proceedings related to LNL's sale of its former reinsurance business to Swiss Re, refer to the discussion of Reinsurance Contingencies above.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $4.6 million and $6.0 million were outstanding at December 31, 2004 and 2003, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by its risk management committee as part of that committee's oversight of LNL's derivative activities. LNL's derivative instruments committee is responsible for implementing various hedging

The Lincoln National Life Insurance Company strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                                   Assets (Liabilities)
                                                                                              ------------------------------
                                                                              Notional or     Carrying Value/ Carrying Value/
                                                                            Contract Amounts    Fair Value      Fair Value
                                                                           ------------------ --------------- ---------------
                                                                              December 31               December 31
                                                                             2004      2003        2004            2003
                                                                           --------- -------- --------------- ---------------
                                                                                             (in millions)
                                                                           -------------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements............................................  $4,000.0 $2,550.0     $   3.8         $  13.2
  Interest rate swap agreements...........................................     445.5    422.3        28.9            40.6
                                                                           --------- --------     -------         -------
Total interest rate derivative instruments................................   4,445.5  2,972.3        32.7            53.8
Foreign currency derivative instruments -- Foreign currency swaps.........      41.8     17.9        (5.6)           (1.5)
Credit derivative instruments -- Credit default swaps.....................      13.0      8.0         0.1             0.2
Equity indexed derivative instruments -- Call options (based on LNC Stock)       1.3      1.5        15.0            16.0
Embedded derivatives per FAS 133..........................................        --       --      (340.8)         (325.3)
                                                                           --------- --------     -------         -------
Total derivative instruments*............................................. $ 4,501.6 $2,999.7     $(298.6)        $(256.8)
                                                                           ========= ========     =======         =======

--------
* Total derivative instruments for 2004 are composed of assets of $52.7 million and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2003 are composed of an asset of $68.6 million and a liability of $325.3 million on the Consolidated Balance Sheet in derivative instruments and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate     Interest Rate   Foreign Currency
                                Cap Agreements   Swap Agreements  Swap Agreements
                              -----------------  ---------------  ---------------
                                 December 31       December 31    December 31
                                2004     2003     2004     2003   2004     2003
                              -------- --------  ------  -------  ----     -----
                                               (in millions)
                              ---------------------------------------------------
 Balance at beginning-of-year $2,550.0 $1,276.8  $422.3  $ 429.1  17.9     61.5
 New contracts...............  1,450.0  1,500.0    50.5    260.0  26.0       --
 Terminations and maturities.       --   (226.8)  (27.3)  (266.8) (2.1)   (43.6)
                              -------- --------  ------  -------   ----    -----
 Balance at end-of-year...... $4,000.0 $2,550.0  $445.5  $ 422.3  41.8     17.9
                              ======== ========  ======  =======   ====    =====

                                                Call Options
                                 Credit Default   (Based on
                                     Swaps       LNC Stock)     Swaptions
                                 -------------  ------------  ------------
                                  December 31    December 31   December 31
                                  2004   2003    2004   2003  2004   2003
                                 -----  ------  -----  -----  ---- -------
                                               (in millions)
                                 -----------------------------------------
    Balance at beginning-of-year $ 8.0  $ 26.0  $ 1.5  $ 1.3  $--  $ 180.0
    New contracts...............  10.0      --    0.2    0.3   --       --
    Terminations and maturities.  (5.0)  (18.0)  (0.4)  (0.1)  --   (180.0)
                                 -----  ------  -----  -----  ---  -------
    Balance at end-of-year...... $13.0  $  8.0  $ 1.3  $ 1.5  $--  $    --
                                 =====  ======  =====  =====  ===  =======

The Lincoln National Life Insurance Company

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2004 and 2003, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2004, 2003 and 2002, LNL recognized a net (loss) gain of ($7.4 million, after tax after-DAC), ($1.6 million, after-tax after DAC), and $0.8 million, after-tax after-DAC, respectively, in net income as a component of realized investment gains and losses. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2004, 2003 and 2002, LNL recognized a loss of $10.3 million, after-tax after-DAC, $7.6 million, after-tax after-DAC, and a gain of $8.8 million, after-tax after DAC, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2004, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2005 through 2014.

Call Options on LNC Stock.
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
LNL used a forward starting interest rate swap agreement to hedge its exposure to the forecasted sale of mortgage loans. LNL was required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2004, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2009, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly

The Lincoln National Life Insurance Company increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions.
Swaptions entitled LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under FAS 133. Therefore, the swaptions did not qualify for hedge accounting under FAS 133. At December 31, 2004, there were no outstanding swaptions.

Credit Default Swaps.
LNL buys credit default swaps, which expire in 2006, to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant. As of December 31, 2004, LNL had bought credit swaps with a notional amount of $8.0 million. The credit default swaps expire in 2006.

LNL also sells credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to LNL at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2004, LNL had a credit swap with a notional amount of $5.0 million. The credit default swap expires in 2009.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
LNL has certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
LNL is involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
LNL has certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
LNL owns various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under FAS 133.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2003 through December 31, 2004 are not discussed in this disclosure.

Additional Derivative Information.
Income for the agreements and contracts described above amounted to $26.0 million, $22.9 million and $10.4 million in 2004, 2003 and 2002, respectively. The increase in income from 2002 to 2003 was primarily because of increased income on equity options and interest rate swaps.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2004, the exposure was $42.1 million.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities -- Available-for-Sale and Trading
Securities.
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values.

Other Investments, and Cash and Invested Cash.
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.
Fair values for long-term debt issues are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.
Assets held in separate accounts are reported in the accompanying Consolidated Balance Sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The Lincoln National Life Insurance Company

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2004         2004          2003         2003
                                                               -------------- ----------  -------------- ----------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $33,331.5    $ 33,331.5    $ 31,362.6   $ 31,362.6
  Equity securities...........................................       113.7         113.7         147.2        147.2
  Trading Securities..........................................     2,942.5       2,942.5       2,786.5      2,786.5
  Mortgage loans on real estate...............................     3,855.1       4,144.4       4,189.5      4,550.1
  Policy loans................................................     1,864.7       2,020.7       1,917.8      2,086.4
  Derivative instruments*.....................................      (298.6)       (298.6)       (256.7)      (256.7)
  Other investments...........................................       369.1         369.1         363.4        363.4
  Cash and invested cash......................................     1,237.7       1,237.7       1,442.8      1,442.8
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.   (21,703.9)    (21,758.4)    (21,354.6)   (21,446.0)
  Remaining guaranteed interest and similar contracts.........       (45.2)        (46.7)        (86.7)       (91.2)
  Short-term debt.............................................       (32.1)        (32.1)        (41.9)       (41.9)
  Long-term debt..............................................    (1,297.2)     (1,254.7)     (1,250.0)    (1,205.0)
  Guarantees..................................................          --            --          (0.1)          --
  Investment commitments......................................          --           0.3            --          0.2

--------
*Total derivative instruments for 2004 are composed of assets of $52.7 million and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2003 are composed of an asset of $68.6 million and a liability of $325.3 million on the Consolidated Balance Sheet in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2004 and 2003, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $434.4 million and $448.6 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
10. Segment Information

LNL has two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where LNL provides the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of LNL's reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within LNL's Other Operations.

The Lincoln National Life Insurance Company

Financial data by segment for 2002 through 2004 is as follows:

                                           Year Ended December 31
                                          2004      2003      2002
                                       ---------  --------  --------
                                               (in millions)
                                       -----------------------------
          Revenue:
            Lincoln Retirement........  $2,064.1  $1,963.9  $1,976.6
            Life Insurance............   1,937.0   1,905.4   1,881.7
                                       ---------  --------  --------
              Segment Operating
               Revenue................   4,001.1   3,869.3   3,858.3
            Other Operations..........     930.8     731.7     744.4
            Consolidating
             adjustments..............    (360.3)   (251.3)   (228.4)
            Net realized investment
             results (1)..............     (45.1)    330.8    (273.4)
                                       ---------  --------  --------
          Total.......................   4,526.5   4,680.5   4,100.9
                                       =========  ========  ========
          Net Income:
            Lincoln Retirement........     370.2     324.3     178.8
            Life Insurance............     275.2     264.2     269.0
                                       ---------  --------  --------
              Segment Income from
               Operations.............     645.4     588.5     447.8
            Other Operations..........     (22.3)    (77.7)    (52.4)
            Other Items (2)...........     (11.9)    (29.6)     (0.1)
            Net realized investment
             results (3)..............    (29.4)     215.4    (175.3)
            Reserve development net
             of related amortization
             on business sold
             through
             reinsusrance.............       0.9     (18.5)   (184.6)
                                       ---------  --------  --------
              Income before
               cumulative effect of
               accounting
               change.................     582.7     678.1      35.4
            Cumulative effect of
             accounting change........     (25.6)   (236.6)       --
                                       ---------  --------  --------
          Net Income.................. $   557.1  $  441.5  $   35.4
                                       =========  ========  ========

                                                December 31
                                              2004        2003
                                           ----------  ---------
                                               (in millions)
                                           ---------------------
              Assets:
                Lincoln Retirement........  $68,280.5  $61,569.5
                Life Insurance............   22,803.8   21,240.0
                Other Operations..........   14,224.7   14,055.0
                Consolidating adjustments.       (1.3)      (1.3)
                                           ----------  ---------
              Total....................... $105,307.7  $96,863.2
                                           ==========  =========

--------
/(1)/Includes realized losses on investments of $46.7 million, $13.6 million and $264.0 million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(11.5) million, $(2.5) million and $1.2 million for 2004, 2003 and 2002, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $(1.0) million and $4.0 million in 2004 and 2003, respectively; and gain
     (loss) on sale of subsidiaries/businesses of $14.1 million and $(10.6) million for 2004 and 2002, respectively.
/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $21.4 million, $8.5 million and $176.1 million for 2004, 2003 and 2002, respectively; realized gains (losses) on derivative instruments of $(7.4) million, $(1.6) million and $0.8 million for 2004, 2003 and 2002, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $(0.6) million and $2.6 million for 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
11. Shareholder's Equity

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2004       2003
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $33,445.2  $31,509.8
         Cost of securities available-for-sale..  31,616.0   29,735.8
                                                 ---------  ---------
         Unrealized gain........................   1,829.2    1,774.0
         Adjustments to deferred acquisition
          costs.................................    (571.6)    (549.0)
         Amounts required to satisfy
          policyholder commitments..............     (53.7)     (50.9)
         Foreign currency exchange rate
          adjustment............................      17.4       12.6
         Deferred income taxes..................    (440.1)    (428.7)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   781.2  $   758.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the deferred acquisition costs asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2004    2003   2002
                                               ------  ------ ------
                                                   (in millions)
                                               --------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $116.3  $746.8 $774.4
           Less:
             Reclassification adjustment for
              gains (losses) on disposals of
              prior year inventory included
              in net income (1)...............   81.7   205.7  (72.1)
             Federal income tax expense on
              reclassification................   11.4    23.4  315.4
             Transfer from available-for-sale
              to trading securities...........     --   342.9     --
             Federal income tax expense on
              transfer........................     --   119.9     --
                                               ------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $ 23.2  $ 54.9 $531.1
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $2.9 million, $(3.9) million, and $(1.2) million for 2004, 2003, 2002 respectively, and net of adjustments to deferred acquisition costs of $(7.9) million, $(4.5) million, and $1.6 million for 2004, 2003, 2002 respectively.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
12. Acquisitions and Divestitures


Sale of Reinsurance Operations.
On October 29, 2002, LNL settled disputed matters with Swiss Re totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNL's reinsurance operations in December 2001. The settlement provided for a payment by LNL of $195 million to Swiss Re, which LNL recorded as a reduction in deferred gain recorded on LNL's balance sheet at the time of the sale of the reinsurance business. As a result of additional information made available to LNL following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million, after-tax ($47.4 million, pre-tax), as well as a $6.9 million, after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNL's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNL has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of legal liabilities to the underlying ceding companies with respect to the portion of the business indemnity reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance lines of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident and disability income matters, LNL increased these exited business reserves by $184.1 million, after-tax ($283.2 million, pre-tax). After giving affect to LNL's $100 million indemnification obligation, LNL recorded a $119.1 million, after-tax ($183.2 million, pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698.0 million, after-tax ($1.1 billion, pre-tax) deferred gain reported at closing by $38.5 million, after-tax ($59.2 million, pre-tax).

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, LNL increased reserves on this exited business by $20.9 million, after-tax ($32.1 million, pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

During 2004, 2003 and 2002 LNL amortized $56.8 million, after-tax, ($87.4 million pre-tax), $48.3 million, after-tax ($74.2 million pre-tax) and $47.5 million, after-tax ($73.1 million pre-tax), respectively, of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, LNL adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9.1 million, after-tax. The deferred gain is being amortized over a period of 15 years beginning in December 2001.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on LNL's balance sheet at December 31, 2004 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2004 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Acquisition of the Administrative Management Group, Inc.
On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm, for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Lincoln Retirement recorded expenses of $0.8 million and $1.2 million, after-tax ($1.2 million and $1.8 million, pre-tax) for 2004 and 2003, respectively relating to such contingent payments. AMG, a strategic partner of the Lincoln Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 200 other clients nationwide. The application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Restructuring Charges

The following provides details on LNL's restructuring charges. All restructuring charges recorded by LNL are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization has significantly reduced operating expenses while positioning LNL for future growth. In August 2003, LNL announced additional realignment activities, which impact all of LNL's domestic operations. The following table provides information about the 2003 restructuring plans.

                                                                             Life         Fixed
                                                                          Insurance      Annuity    Realignment
                                                                         Realignment  Consolidation    June/
                                                                         January 2003 February 2003 August 2003 Total
                                                                         ------------ ------------- ----------- ------
                                                                                         (in millions)
                                                                         ---------------------------------------------
Total expected charges as December 31, 2003.............................       $21.0          $5.0        $81.0 $107.0
                                                                         ===========   ===========  =========== ======
Amounts incurred through December 31, 2003
Employee severance and termination benefits.............................       $ 7.0          $1.8        $20.3 $ 29.1
Write-off of impaired assets............................................         1.9            --          1.9    3.8
Other costs:
Rent on abandoned office space..........................................         6.0           2.2           --    8.2
Other...................................................................         2.8           0.2          1.4    4.4
                                                                         -----------   -----------  ----------- ------
Total 2003 Restructuring Charges (pre-tax)..............................        17.7           4.2         23.6   45.5
Amounts expended through December 31, 2003..............................        16.3           3.6         12.1   32.0
                                                                         -----------   -----------  ----------- ------
Restructuring reserve at December 31, 2003                                      $1.4          $0.6        $11.5 $ 13.5
                                                                         ===========   ===========  =========== ======
Additional amounts expended in 2003 that do not qualify as restructuring
 charges................................................................       $ 2.0          $0.5        $ 4.7 $  7.2
Amounts incurred in 2004
Employee severance and termination benefits.............................      $   --          $0.1        $ 8.5 $  8.6
Write-off of impaired assets............................................          --            --          0.7    0.7
Other costs:
Rent on abandoned office space..........................................         0.1            --          5.0    5.1
Other...................................................................         4.6            --          0.5    5.1
                                                                         -----------   -----------  ----------- ------
Total 2004 Restructuring Charges (pre-tax)..............................         4.7           0.1         14.7   19.5
Amounts expended in 2004................................................         5.3           0.3         22.2   27.8
Amounts reversing in 2004...............................................          --            --          1.4    1.4
                                                                         -----------   -----------  ----------- ------
Restructuring reserve at December 31, 2004..............................       $ 0.8          $0.4        $ 2.6 $  3.8
                                                                         ===========   ===========  =========== ======
Additional amounts expended in 2004 that do not qualify as restructuring
 charges................................................................      $   --          $ --        $15.0 $ 15.0
Expense savings realized through December 31, 2004 (pre-tax)............        20.0           6.4         61.2   87.6
Total expected annual expense savings (pre-tax).........................        20.0           6.4         83.5  109.9
                                                                         ===========   ===========  =========== ======
Expected completion date................................................ 2nd Quarter   2nd Quarter  1st Quarter
                                                                                2006          2006         2006

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

2002 Restructuring Plan
During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring charge recorded in 2002 for this plan totaled $1.6 million and 49 positions were eliminated. During 2002 and 2003, $0.9 million and $0.7 million, respectively, was expended. This plan was completed in the third quarter of 2003.

2001 Restructuring Plans
During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn-Pacific, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations.

The Syracuse restructuring charge was recorded in the first quarter of 2001 and was completed in the first quarter of 2002. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were all recorded in the fourth quarter of 2001.

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan, which was completed in the first quarter of 2002. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan, which was completed in the fourth quarter of 2002. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under restructuring plan for the reorganization and consolidation of life insurance operations, which was completed in the fourth quarter of 2002. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. Actual pre-tax costs totaling $3.8 million were expended and 62 positions were eliminated under the second LFD restructuring plan listed above, which was completed in the first quarter of 2003. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. The following table provides information about the remaining 2001 restructuring plans.

                                                      Schaumburg  Fort Wayne
                                                         Plan     Operations  Total
                                                      ----------- ----------- -----
                                                              (in millions)
                                                      -----------------------------
Employee severance and termination benefits..........        $3.2       $ 0.3 $ 3.5
Write-off of impaired assets.........................          --         3.2   3.2
Other costs:
Termination of equipment leases......................          --         1.4   1.4
Rent on abandoned office space.......................         0.9        19.5  20.4
                                                      ----------- ----------- -----
Total 2001 Restructuring Charges (pre-tax)...........        $4.1       $24.4 $28.5
Amounts expended and written off through 2001........         2.4          --   2.4
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2001...........         1.7        24.4  26.1
Amounts expended in 2002.............................         1.3        22.3  23.6
Amounts reversed in 2002.............................         0.1         1.5   1.6
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2002...........         0.3         0.6   0.9
Amounts expended in 2003.............................         0.1         0.5   0.6
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2003...........        $0.2       $ 0.1 $ 0.3
                                                      ----------- ----------- -----
Amounts expended in 2004.............................         0.2         0.1   0.3
                                                      ----------- ----------- -----
Restructuring reserve at December 31, 2004...........        $ --       $  -- $  --
                                                      =========== =========== =====
Positions to be eliminated under original plan.......          27           9    36
Actual positions eliminated through December 31, 2003          26          19    45
Expected completion date.............................   Completed   Completed
                                                      1st Quarter 3rd Quarter
                                                             2004        2004

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
14. Transactions with Affiliates

Cash and short-term investments at December 31, 2004 and 2003 include LNL's participation in a cash management agreement with LNC of $166.7 million and $301.3 million, respectively. Related investment income in 2004 and 2003 amounted to $3.3 million in each year and $5.1 million in 2002. Short-term debt represents notes payable to LNC of $32.1 million and $41.9 million at December 31, 2004 and 2003, respectively. Total interest expense for this short-term debt for 2004 was $0.8 million and $1.3 million in 2003 and 2002. As shown in
Note 5, LNC supplied funding to LNL totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2004, 2003 and 2002.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $32.5 million, $17.7 million, and $16.3 million from DMH for transfer pricing in 2004, 2003, and 2002.

LNL paid fees paid of $79.2 million, $76.2 million and $95.3 million to DMH for investment management services in 2004, 2003 and 2002, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $78.8 million, $77.0 million and $79.7 million in 2004, 2003 and 2002, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between LNL and affiliates that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, LNL entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, LNL entered into an additional arrangement with LNR Barbados relating to certain risks for certain universal life policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its universal life policies subject to the recent actuarial guidelines. As of December 31, 2004, 2003 and 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                       Year Ended December 31
                                        2004     2003   2002
                                       ------   ------ ------
                                          (in millions)
                                       --------------------
                     Insurance assumed $   --   $   -- $   --
                     Insurance ceded..  183.1    158.0  100.4

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                        December 31
                                                        2004   2003
                                                       ------ ------
                                                       (in millions)
                                                       -------------
            Future policy benefits and claims
             assumed.................................. $  4.3 $  4.6
            Future policy benefits and claims ceded...  965.8  862.5
            Amounts recoverable from reinsurers on
             paid and unpaid losses...................    6.8   95.2
            Reinsurance payable on paid losses........    1.7    7.0
            Funds held under reinsurance treaties--net
             liability................................  721.9  727.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $464.0 million and $490.0 million at December 31, 2004 and 2003, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for stock compensation costs, certain reinsurance arrangements and costs associated with exit or disposal activities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 8, 2005